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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado	80206
(Address of principal executive offices)	(Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 12/31/10

Item 1 — Reports to Shareholders

2010 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Balanced Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our benchmark and peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.
Marc Pinto co-portfolio manager	Gibson Smith co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 8.39% and 8.12%, respectively, for the 12-month period ended December 31, 2010, compared with an 11.71% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Portfolio’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Aggregate Bond Index, the Portfolio’s other secondary benchmark, which returned 15.06% and 6.54%, respectively.

Economic Overview

Equity markets worldwide turned in respectable performances during the year amid improving economic data in the U.S., more quantitative easing from the Federal Reserve (Fed) and hope of a more business friendly tone in Washington D.C. following the mid-term elections. European sovereign debt issues continued to linger, with Greece, Spain and Ireland at the forefront of concerns. Emerging market economies performed relatively well in 2010 despite more emphasis on battling rising inflation. U.S. equity markets closed near their highest levels since June 2008 amid improving sentiment off the summer lows.

Fears of inflation have put many investors on yellow alert and fueled a more volatile environment for fixed income. An example of this sentiment occurred in the fourth quarter of 2010, when intermediate-to-long dated U.S. Treasuries sold off sharply. The dramatic spike in rates was not a result of economic data indicating a rise in inflation; rather, it was a result of investors concluding that the extension of the Bush tax cuts, more stimulus spending, and quantitative easing by the Fed would drive inflation well beyond previous expectations.

We do not believe that a significant spike in inflation is imminent. We view the economic landscape through individual company and credit analysis, both of which indicate that inflationary pressures remain in check. As the recovery gains momentum, the threat of inflation could be real. We believe the consensus scenario around an upward trend in rates is likely to play out in the medium term, maintaining pressure in the fixed income markets. But it’s important to keep in mind that there is considerable slack in the employment and goods market, and deflationary pressures are still working their way through the system, mitigating upward price momentum. We will be watching closely for early signs of inflationary pressures and will be attempting to prepare the Portfolio accordingly.

In light of the market’s focus on inflation, investors may begin to see notable divergences in the risk/reward profiles of fixed income and equities. In the bond markets, we believe one of the greatest and most under-appreciated risks relates to duration extension of the indices and thus an increase in overall interest rate risk. (Duration measures a bond’s sensitivity to changes in interest rates). The Barclays Capital U.S. Aggregate Bond index duration increased 15% from 4.21 to 4.85 years over the last six months of 2010 with the most significant change coming from its mortgage-backed securities (MBS) component increasing 83% from 2.18 to 3.99 years. A slowdown in mortgage prepayments and upward movement in interest rates fueled the rise, along with increased issuance of U.S. government debt. This extension in duration increases risk across much of the fixed income spectrum, in our opinion. However, investors who use passive strategies linked to a benchmark are particularly exposed to the market’s increased risk profile.

Fortunately, in the Balanced Portfolio we have the flexibility to allocate into areas where we think the risk/reward profile is more attractive. Opportunities in equities continue to arise through improving fundamentals and though concerns about rising Treasury rates are timely, not all fixed income sectors are doomed to negative returns in 2011. For example, we continue to see considerable opportunity in corporate credits. In the investment grade arena, we believe there is ample room for spreads to tighten. In addition, the added yield associated with owning credit can offset some of the volatility in

2 | DECEMBER 31, 2010

(unaudited)

underlying interest rates. Consistent with our view on equities, we also feel high-yield corporate debt offers opportunities, particularly in shorter-duration offerings. There is additional return potential in lower quality debt and we are selectively stepping down the quality spectrum where corporate strength is evident. This enforces our emphasis on security selection in both equity and fixed income, which we think is critical to driving returns in this volatile and uncertain market.

Overall, the fundamentals for many companies have improved, making us more positive on the opportunities ahead. While corporate deleveraging is likely to continue for years, some companies are nearing completion of their balance sheet restructuring. Balance sheets and liquidity are generally stronger, inventories are under control and many firms have cut costs and made operational improvements. All of this has helped drive profit margins to near 25-year highs. And management teams are gaining confidence in the recovery. Many firms are now looking to improve their margins through capital expenditures or mergers and acquisition – clear signs of an improving outlook.

In short, we think high-quality companies will continue benefitting in the recovery. In a post-recession world, companies are demonstrating renewed financial discipline with their balance sheets and more emphasis on returns to investors. This combination of corporate strength and discipline, in our opinion, is a very bullish sign for both long-term equity and credit investors.

Portfolio Overview

The Portfolio turned in modest returns in 2010, underperforming its primary benchmark the S&P 500 Index. This is not surprising given the strength in equity markets during the year. The Portfolio also underperformed the Balanced Index. Strategic allocation decisions to under or over weight equity relative to the benchmark contributed to performance in 8 of the 12 months of the year. This was particularly the case mid-year when we opted to maintain a lower equity weight during the equity market sell-off of May and June. We had taken our equity weighting down from roughly 59% at the beginning of the year to around 50% and raised our fixed income weighting to just over 44% by the end of June given our cautious stance on the U.S. economy and overall equity markets. Over the latter part of the period we increased the equity weighting to around 57% while lowering the fixed income weighting to near 42%. Our more bullish stance towards the end of the period was predicated on the improving data points mentioned earlier and seeing an increase in business activity at the individual company level.

The Portfolio’s more conservative positioning within the equity sleeve and its large-cap bias proved to be a drag on relative returns as large-cap stocks trailed their smaller brethren. In addition, our concerns on valuation caused us to stay on the sidelines on big movers in technology and consumer discretionary, or to sell them too early. As fundamentals improved in the summer, we became more bullish, which was beneficial to performance in the latter half of the year. Cyclical sectors, such as consumer discretionary, industrials and materials, led markets higher and though we had been increasing our exposure to these more cyclical areas of the economy, we were still somewhat defensive. Our holdings within financials, health care and energy were the specific detractors during the year. Given our more conservative equity positioning we didn’t own enough classic growth stocks, which hurt the Portfolio’s relative performance during the period. The strong momentum in many cyclical names kept us somewhat on the sidelines as well.

During the volatility and rise in interest rates we held our conviction that credit spreads would tighten further as corporate earnings continued to strengthen and balance sheet leverage declined. Our significant overweighting to corporate credit and our credit selections drove much of the Portfolio’s outperformance during the year. The fundamental backdrop remains positive for corporate credit in our view. Revenues continue to grow, margins continue to expand and corporations hold record levels of cash on their balance sheets. We believe the improving real-time indicators of economic growth in the U.S. will benefit corporate earnings and ultimately help push underlying Treasury rates somewhat higher over time.

Given this, and the changing inflation expectations, we positioned the Portfolio for rising rates heading into the latter half of 2010 through shortening duration and holding an underweight position in Treasuries. Though we held beneficial positions in Real Estate Investment Trusts (REITs), our lack of exposure to commercial mortgage-backed securities (CMBS) weighed on comparable returns during the year.

Much of the duration contribution to the Portfolio, which stood at roughly 96% of the benchmark at year end, stemmed from our corporate credit holdings. While duration positioning is not a main source of alpha for us, we remain interest rate defensive and strive to minimize the effects of interest volatility on the Portfolio. (Alpha represents the value a portfolio manager has added when taking into account how much risk that was required to

Janus Aspen Series | 3

Janus Aspen Balanced Portfolio (unaudited)

generate any excess return.) Our focus remains on the selection of individual corporate credits, an area where we attempt to generate most of our alpha.

At times, the Portfolio may own various types of derivative instruments. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Equity Detractors

Bank of America (BAC), a bank holding company, was the top detractors from the Portfolio’s relative performance in 2010. A variety of issues from European sovereign debt exposure to a slumping consumer and uncertainty surrounding the impact of financial reform have been the primary issues. We have held the view that BAC would be well positioned to increase its dividend. While its capital levels, balance sheet and cash flows have improved, regulatory restrictions across the industry have prevented the company from paying a meaningful dividend. We trimmed our position during the year, but still believe BAC has dominant banking and brokerage franchises.

Networking and software company Cisco Systems declined significantly during the latter half of the period after the company gave lower-than-expected guidance. The networking solutions provider cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. We generally look for companies with high free cash flows relative to earnings, which suggest the possibility the company could initiate or increase its dividend. These companies may not be paying a dividend, but in those cases we see considerable potential in the future. Part of our thesis on Cisco Systems has been the idea that management will move to a more meaningful dividend payment. They have indicated their intentions to do so, but this has not been the case yet. While we think the valuation remains attractive given Cisco’s opportunities in adjacent markets, we trimmed our position given the increased competitive pressures the company is facing.

Fixed Income Detractors

The top individual detractor during the period was Regions Financial Corp. We initially were attracted to this provider of commercial, retail and mortgage banking services given its improving credit performance, government support and new management team. The market became disappointed with Regions’ slower-than-expected pace of recovery and management surprised the street by terminating the firm’s risk management leadership without notice. Immediately afterwards, the firm was downgraded by a rating agency and the bonds underperformed. We subsequently exited the position.

Anadarko Petroleum, an oil and exploration production company, was among the top detractors for the Portfolio. As an existing holding, we exited our position following the oil spill in the Gulf of Mexico. We focused our analysis on Anadarko’s asset coverage relative to potential liability and were concerned that changes in maritime law following the Exxon Valdez spill could saddle Anadarko with a liability greater than anticipated. We subsequently missed a rally in the bonds, resulting in a relative detractor to performance.

Equity Contributors

Philip Morris International, a maker of tobacco products, remains a top equity position in the Portfolio given its very attractive dividend yield, strong balance sheet and historical ability to generate free cash flows. Our primary focus on the equity side remains on companies that are growing and paying dividends. They generally have attractive top-line growth and improving margins and returns on invested capital. Philip Morris International falls into this category. While volumes are declining, the company has been getting favorable pricing and has exposure to fast growing emerging markets, factors that make its 4.5% dividend yield relatively attractive to us.

Apple, Inc. was another top contributor for the year. Apple is a company that has strong free cash flows and a large sum of cash sitting on its balance sheet. It continued to gain market share in personal computing and remains a dominant player in the smart phone market. We like the company for its growth potential, but do believe its relatively high free cash flow yield and large cash balance gives its management some flexibility to pursue shareholder-friendly activities, like possibly returning cash to shareholders.

Fixed Income Contributors

Teck Resources, a Vancouver, Canada-based company that focuses on metallic coal mining, was our top contributor during the period. Due to an ill-timed acquisition in 2008 and the subsequent decline in commodity prices, the company found itself over-levered and eventually downgraded by the ratings agencies to high yield. Our fundamental analysis indicated that management was committed to regaining investment grade status as an important part of their long-term business strategy. Management accomplished their goal of

4 | DECEMBER 31, 2010

(unaudited)

returning to investment grade during the second half of 2010, leading the bonds to outperform.

Our holding in GE Capital, the financing arm of industrial conglomerate General Electric, was among our top contributors in 2010. As a relative value opportunity, the market discounted GE Capital’s bonds considerably wider than other AA rated securities due to GE Capital’s wholesale funded business model as opposed to the deposit driven model of traditional banks. As the wholesale funding market has recovered, so have investors comfort with GE Capital’s bonds. We like that management is reducing risk within their debt profile by rolling off poor performing assets and alleviating short-term funding needs. GE Capital’s funding ratios are now in line with peers and we expect their leadership in middle market business lending to benefit bond holders in the early stages of economic recovery.

Outlook

We believe large cap U.S. equities represent a compelling asset class in light of the improving economy, reasonable valuations and fundamental strength at the individual company level. In balancing the opportunities for equities, we remain cognizant of the challenges and valuations in fixed income. Broadly speaking, balance sheets have strengthened and firms are now looking to facilitate margin expansion and growth. At the same time we should start to see higher dividend payments and more share repurchase programs. These early-stage shareholder friendly activities should not impair balance sheets given their strength, and should be a positive for both equity and fixed income investors.

With lackluster labor markets, one might assume that consumer spending would be the last area to recover. But the U.S. consumer remains resilient through the economic uncertainty, tight lending markets and an unemployment rate above 9%. The extension of the Bush tax rates bolstered confidence, and the consumer seems ready to help spur economic growth. In addition, the Fed’s aggressive stimulus programs have been designed to keep liquidity high in the system, rein in higher rates (which is not working) and allow businesses and consumers to refinance higher coupon debt. The programs should help improve overall credit creation. They have also targeted the mortgage market, aimed at encouraging risk-taking and more confidence in the economy. Ideally, strength in consumer-driven sectors will create sufficient momentum to keep the recovery rolling, sparking more hiring and creating a positive feedback loop.

Despite the U.S. consumer’s strength, the economy continues to face pockets of weakness, particularly in regional manufacturing and housing. The U.S. housing market continued to deteriorate in 2010 with declining investment and falling home prices. We think the large number of foreclosures and the shadow inventory will pressure prices for years. The employment situation also remains challenging with the jobless rate likely to stay elevated well into 2011. Other headwinds include the European sovereign debt problems, elevated fiscal deficits in the U.S. and the large financing needs of the U.S. government.

Inflation remains another area of concern. Pressures are rising in certain segments of the economy and businesses are seeing varying degrees of cost increases. However, inflation has stayed under control at the consumer level, despite meaningfully higher costs in oil and gasoline, as well as most foodstuffs. Core consumer prices are likely to remain tame until the housing market recovers enough to pressure owner’s equivalent rent, a big component of inflation. In addition, a significant improvement in hiring as well as wages would spur more inflation concerns. The dramatic jump in rates in December enforces the argument that the market seems more focused on inflation expectations than fundamental indicators of rising prices. We will be paying close attention to the inputs into the inflation outlook as well as monitoring inflation expectations to help navigate market volatility.

In positioning the Portfolio, we continue to see attractive opportunities in equities and will adjust the overall allocation to stocks when appropriate. Investors should expect the Portfolio’s equity holdings to concentrate modestly as we take advantage of high conviction ideas. In light of the improving macro-economic backdrop, we would expect multiples to increase as investors grow more comfortable with forecasted revenue and earnings.

In fixed income, we remain overweight corporate credit, selectively stepping down in the ratings spectrum to lower-rated, potentially higher yielding opportunities if they fit our stringent criteria for inclusion. We will not compromise on quality to “stretch” for yield. We maintained a zero weight to agencies at the end of the period as we saw limited value in the sector relative to Treasuries. We also finished the period without an allocation to mortgages. In recent months, we have seen our concerns around duration extension play out to some extent and we will continue to monitor mortgages carefully for attractive entry points.

Given the high levels of market volatility and economic uncertainty, we believe that individual security selection

Janus Aspen Series | 5

Janus Aspen Balanced Portfolio (unaudited)

will be the most important driver of returns for both equity and bond investors. We remain focused on finding opportunities within both markets that offer the best risk-adjusted returns.

Thank you for investing in Janus Aspen Balanced Portfolio.

6 | DECEMBER 31, 2010

(unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Philip Morris International, Inc.	0.97%
Apple, Inc.	0.92%
Oracle Corp.	0.90%
Union Pacific Corp.	0.90%
Hess Corp.	0.69%

5 Bottom Performers – Equity Holdings

Contribution

Bank of America Corp.	–0.72%
Cisco Systems, Inc.	–0.71%
Baxter International, Inc.	–0.52%
Research In Motion, Ltd. (U.S. Shares)	–0.45%
Credit Suisse Group A.G. (ADR)	–0.39%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	3.16%	12.36%	10.28%
Industrials	2.75%	10.98%	10.57%
Information Technology	1.57%	21.33%	18.91%
Consumer Staples	1.30%	14.29%	11.27%
Energy	0.82%	9.47%	11.15%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Health Care	–0.61%	13.75%	11.83%
Financials	–0.53%	13.11%	15.89%
Utilities	0.00%	0.00%	3.57%
Telecommunication Services	0.20%	0.75%	2.99%
Materials	0.76%	3.96%	3.54%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series | 7

Janus Aspen Balanced Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Philip Morris International, Inc. Tobacco	2.7%
Oracle Corp. Enterprise Software/Services	2.0%
International Business Machines Corp. Computer Services	2.0%
Union Pacific Corp. Transportation – Railroad	1.7%
Morgan Stanley Diversified Banking Institutions	1.6%

10.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 2.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of December 31, 2009

8 | DECEMBER 31, 2010

(unaudited)

Performance

Average Annual Total Return – for the fiscal year ended December 31, 2010					Expense Ratios – per the May 1, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio – Institutional Shares	8.39%	7.04%	5.29%	10.16%	0.57%

Janus Aspen Balanced Portfolio – Service Shares	8.12%	6.78%	5.03%	10.02%	0.82%

S&P 500® Index	15.06%	2.29%	1.41%	8.00%

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	6.05%

Balanced Index	11.71%	4.16%	3.77%	7.42%

Lipper Quartile – Institutional Shares	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	202/216	1/108	7/58	1/21

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series | 9

Janus Aspen Balanced Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities, high-yield/high-risk securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,120.70	$3.10

Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.96

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,119.30	$4.43

Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23

†	Expenses are equal to the annualized expense ratio of 0.58% for Institutional Shares and 0.83% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10 | DECEMBER 31, 2010

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Bank Loans – 0.9%
Aerospace and Defense – 0.2%
$3,215,000	TransDigm Group Inc. 5.0000%, 12/6/16‡	$3,243,838
Automotive – Cars and Light Trucks – 0.1%
1,142,694	Ford Motor Co. 3.0200%, 12/15/13‡	1,140,112
Data Processing and Management – 0%
478,800	Fidelity National Information 5.2500%, 7/18/16‡	484,182
Retail – Apparel and Shoe – 0.4%
2,027,047	Phillips-Van Heusen Corp. 0%, 5/6/16 (a),‡	2,051,878
4,215,452	Phillips-Van Heusen Corp. 4.7500%, 5/6/16‡	4,267,091
		6,318,969
Retail – Restaurants – 0.2%
164,111	DineEquity, Inc. 0%, 10/19/17 (a),‡	166,417
3,357,245	DineEquity, Inc. 6.0000%, 10/19/17‡	3,404,414
		3,570,831

Total Bank Loans (cost $14,742,139)		14,757,932

Common Stock – 56.6%
Aerospace and Defense – 1.5%
269,955	Boeing Co.	17,617,263
264,288	Empresa Brasileira de Aeronautica S.A. (ADR)	7,770,067
		25,387,330
Agricultural Chemicals – 1.0%
278,534	Syngenta A.G. (ADR)**	16,372,229
Airlines – 0.3%
463,050	Delta Air Lines, Inc.*	5,834,430
Apparel Manufacturers – 0.4%
62,320	Polo Ralph Lauren Corp.	6,912,534
Athletic Footwear – 1.5%
305,329	NIKE, Inc. – Class B	26,081,203
Automotive – Cars and Light Trucks – 0.8%
198,835	Daimler A.G.*	13,437,269
Cable Television – 0.9%
230,598	DIRECTV – Class A*	9,207,778
104,110	Time Warner Cable, Inc. – Class A	6,874,383
		16,082,161
Casino Hotels – 0.2%
408,784	Crown, Ltd.	3,448,684
Cellular Telecommunications – 0.4%
276,450	Vodafone Group PLC**	7,306,574
Chemicals – Diversified – 1.2%
429,265	E.I. du Pont de Nemours & Co.	21,411,738
Commercial Banks – 0.7%
259,890	Itau Unibanco Holding S.A. (ADR)	6,239,959
210,740	Standard Chartered PLC**	5,668,639
		11,908,598
Commercial Services – Finance – 1.5%
41,550	MasterCard, Inc. – Class A	9,311,770
237,160	Paychex, Inc.	7,330,616
478,996	Western Union Co.	8,894,956
		25,537,342
Computer Services – 2.0%
232,087	International Business Machines Corp.	34,061,088
Computers – 1.8%
66,621	Apple, Inc.*	21,489,270
168,695	Research In Motion, Ltd. (U.S. Shares)*	9,806,240
		31,295,510
Computers – Integrated Systems – 0.2%
102,870	Terdata Corp.*	4,234,129
Cosmetics and Toiletries – 1.2%
249,284	Colgate-Palmolive Co.	20,034,955
Diversified Banking Institutions – 3.3%
915,773	Bank of America Corp.	12,216,412
432,490	Credit Suisse Group A.G. (ADR)**	17,476,921
1,011,231	Morgan Stanley	27,515,595
		57,208,928
Diversified Operations – 1.4%
467,769	Danaher Corp.	22,064,664
2,983,640	Melco International Development, Ltd.*	1,704,367
		23,769,031
E-Commerce/Services – 0.9%
586,564	eBay, Inc.*	16,324,076
Electric Products – Miscellaneous – 0.6%
175,792	Emerson Electric Co.	10,050,029
Electronic Components – Semiconductors – 0.6%
115,878	Broadcom Corp. – Class A	5,046,487
176,400	Microchip Technology, Inc.	6,034,644
		11,081,131
Electronic Connectors – 0.6%
205,173	Amphenol Corp. – Class A	10,829,031
Electronic Forms – 0.2%
102,870	Adobe Systems, Inc.*	3,166,339
Enterprise Software/Services – 2.0%
1,101,550	Oracle Corp.	34,478,515
Finance – Other Services – 0.9%
541,112	NYSE Euronext	16,222,538
Food – Miscellaneous/Diversified – 1.3%
261,053	General Mills, Inc.	9,290,876
216,890	Nestle S.A.**	12,704,320
		21,995,196
Food – Wholesale/Distribution – 0.5%
281,625	Sysco Corp.	8,279,775
Hotels and Motels – 0.5%
210,620	Marriott International, Inc. – Class A	8,749,155
Industrial Gases – 0.4%
79,292	Praxair, Inc.	7,570,007
Insurance Brokers – 0%
15,380	AON Corp.	707,634
Investment Management and Advisory Services – 0.6%
703,265	Blackstone Group L.P.	9,951,200

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 11

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Life and Health Insurance – 0.4%
133,585	AFLAC, Inc.	$7,538,202
Medical – Biomedical and Genetic – 1.8%
241,088	Celgene Corp.*	14,257,945
456,480	Gilead Sciences, Inc.*	16,542,835
		30,800,780
Medical – Drugs – 2.9%
229,327	Abbott Laboratories	10,987,056
1,021,704	Bristol-Myers Squibb Co.	27,054,722
102,980	Endo Pharmaceuticals Holdings, Inc.*	3,677,416
102,870	Shire PLC (ADR)	7,445,731
		49,164,925
Medical – Generic Drugs – 0.3%
205,955	Mylan, Inc.*	4,351,829
Medical Products – 0.7%
200,010	Johnson & Johnson	12,370,618
Metal – Copper – 0.6%
79,454	Freeport-McMoRan Copper & Gold, Inc. – Class B	9,541,631
Metal Processors and Fabricators – 0.5%
64,065	Precision Castparts Corp.	8,918,489
Networking Products – 0.9%
727,723	Cisco Systems, Inc.*	14,721,836
Non-Hazardous Waste Disposal – 0.6%
257,250	Waste Management, Inc.	9,484,807
Oil Companies – Exploration and Production – 2.2%
573,638	EnCana Corp. (U.S. Shares)	16,704,338
208,658	Occidental Petroleum Corp.	20,469,350
		37,173,688
Oil Companies – Integrated – 3.1%
129,540	Chevron Corp.	11,820,525
339,275	Hess Corp.	25,968,108
460,727	Petroleo Brasileiro S.A. (U.S. Shares)	15,743,042
		53,531,675
Pharmacy Services – 0.8%
258,395	Express Scripts, Inc. – Class A*	13,966,250
Pipelines – 0.4%
154,350	Enterprise Products Partners L.P.	6,422,504
Retail – Building Products – 0.7%
354,672	Home Depot, Inc.	12,434,800
Retail – Discount – 0.8%
227,320	Target Corp.	13,668,752
Retail – Regional Department Stores – 0.3%
207,741	Macy’s, Inc.	5,255,847
Soap and Cleaning Preparations – 0.7%
227,047	Reckitt Benckiser Group PLC**	12,476,471
Telecommunication Equipment – Fiber Optics – 0.8%
747,608	Corning, Inc.	14,443,787
Telephone – Integrated – 0.3%
682,680	Qwest Communications International, Inc.	5,195,195
Television – 1.2%
1,039,321	CBS Corp. – Class B	19,799,065
Tobacco – 3.4%
486,735	Altria Group, Inc.	11,983,415
797,060	Philip Morris International, Inc.**	46,651,922
		58,635,337
Toys – 0.7%
455,555	Mattel, Inc.	11,584,764
Transportation – Railroad – 2.3%
141,957	Canadian National Railway Co. (U.S. Shares)	9,435,882
316,928	Union Pacific Corp.	29,366,548
		38,802,430
Web Portals/Internet Service Providers – 0.8%
844,430	Yahoo!, Inc.*	14,042,871

Total Common Stock (cost $766,022,793)		974,054,912

Corporate Bonds – 32.6%
Advertising Services – 0.2%
$485,000	WPP Finance UK 5.8750%, 6/15/14 **	524,007
1,962,000	WPP Finance UK 8.0000%, 9/15/14 **	2,257,177
		2,781,184
Agricultural Chemicals – 0.2%
1,303,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	1,269,936
1,785,000	Mosaic Co. 7.6250%, 12/1/16 (144A)	1,920,696
		3,190,632
Apparel Manufacturers – 0.1%
1,977,000	Hanesbrands, Inc. 3.8313%, 12/15/14‡	1,964,644
Automotive – Cars and Light Trucks – 0.3%
3,435,000	Daimler Finance North America LLC 6.5000%, 11/15/13	3,888,657
1,583,000	Ford Motor Co. 7.4500%, 7/16/31	1,695,789
		5,584,446
Beverages – Non-Alcoholic – 0.7%
1,061,000	PepsiCo, Inc. 3.7500%, 3/1/14	1,122,847
6,358,000	The Coca-Cola Co. 0.7500%, 11/15/13	6,275,638
4,323,000	The Coca-Cola Co. 1.5000%, 11/15/15	4,149,397
		11,547,882
Brewery – 0.6%
3,769,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	4,310,209
5,060,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	6,296,401
		10,606,610
Building – Residential and Commercial – 0.2%
1,185,000	D.R. Horton, Inc. 7.8750%, 8/15/11	1,226,475

See Notes to Schedule of Investments and Financial Statements

12 | DECEMBER 31, 2010

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Building – Residential and Commercial – (continued)

$1,711,000	MDC Holdings, Inc. 5.3750%, 12/15/14	$1,723,756
		2,950,231
Building Products – Cement and Aggregate – 0.6%
433,000	CRH America, Inc. 5.6250%, 9/30/11	446,653
927,000	CRH America, Inc. 4.1250%, 1/15/16	921,076
1,412,000	CRH America, Inc. 8.1250%, 7/15/18	1,632,134
3,406,000	CRH America, Inc. 5.7500%, 1/15/21	3,367,202
3,067,000	Hanson, Ltd. 6.1250%, 8/15/16 **	3,128,340
1,511,000	Holcim U.S. Finance (U.S. Shares) 6.0000%, 12/30/19 (144A)	1,569,089
		11,064,494
Cable Television – 0.1%
2,025,000	Comcast Corp. 5.1500%, 3/1/20	2,126,947
Chemicals – Diversified – 0.7%
957,000	Dow Chemical Co. 7.6000%, 5/15/14	1,103,792
4,647,000	Dow Chemical Co. 8.5500%, 5/15/19	5,823,843
2,562,000	Dow Chemical Co. 4.2500%, 11/15/20	2,454,135
2,799,000	LBI Escrow Corp. 8.0000%, 11/1/17 (144A)	3,096,394
		12,478,164
Chemicals – Specialty – 0.2%
2,623,000	Ashland, Inc. 9.1250%, 6/1/17	3,023,008
Coal – 0%
437,000	Peabody Energy Corp. 6.5000%, 9/15/20	466,498
Coatings and Paint Products – 0.4%
3,551,000	RPM International, Inc. 6.1250%, 10/15/19	3,678,492
2,842,000	Sherwin-Williams Co. 3.1250%, 12/15/14	2,924,210
		6,602,702
Commercial Banks – 2.0%
5,885,000	American Express Bank FSB 5.5000%, 4/16/13	6,342,812
3,378,000	CIT Group, Inc. 7.0000%, 5/1/13	3,445,560
2,549,000	Credit Suisse New York 5.0000%, 5/15/13 **	2,743,443
4,093,000	Credit Suisse New York 5.5000%, 5/1/14 **	4,488,597
2,460,000	Discover Bank 8.7000%, 11/18/19	2,895,700
1,369,000	Discover Bank 7.0000%, 4/15/20	1,471,732
3,327,000	HSBC USA, Inc. 5.0000%, 9/27/20	3,220,449
4,384,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15 **	4,309,612
3,344,000	SVB Financial Group 5.3750%, 9/15/20	3,215,527
2,113,000	Zions Bancorporation 7.7500%, 9/23/14	2,202,824
		34,336,256
Computer Services – 0.1%
1,530,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	1,623,670
Computers – Memory Devices – 0.4%
3,388,000	Seagate Technology 6.3750%, 10/1/11	3,476,935
2,544,000	Seagate Technology 10.0000%, 5/1/14 (144A)	2,982,840
		6,459,775
Containers – Metal and Glass – 0.2%
972,000	Ball Corp. 6.6250%, 3/15/18	991,440
1,739,000	Ball Corp. 5.7500%, 5/15/21	1,682,483
		2,673,923
Data Processing and Management – 0.3%
2,188,000	Fiserv, Inc. 3.1250%, 10/1/15	2,166,518
3,964,000	Fiserv, Inc. 4.6250%, 10/1/20	3,850,174
		6,016,692
Diversified Banking Institutions – 2.4%
3,295,000	Bank of America Corp. 5.6250%, 7/1/20	3,359,226
2,868,000	Citigroup, Inc. 5.3000%, 10/17/12	3,037,330
3,482,000	Citigroup, Inc. 5.0000%, 9/15/14	3,602,052
1,595,000	Citigroup, Inc. 4.7500%, 5/19/15	1,670,120
6,372,000	Citigroup, Inc. 5.3750%, 8/9/20	6,620,553
803,000	GMAC, Inc. 6.8750%, 9/15/11	825,082
741,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	755,014
5,303,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	5,479,913
2,693,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	3,007,397
1,581,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	1,556,093
2,583,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	2,522,687
959,000	Morgan Stanley 6.7500%, 4/15/11	974,999
942,000	Morgan Stanley 5.2500%, 11/2/12	1,004,850
1,922,000	Morgan Stanley 4.0000%, 7/24/15	1,931,966

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 13

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Diversified Banking Institutions – (continued)

$1,265,000	Morgan Stanley 3.4500%, 11/2/15	$1,233,319
1,540,000	Morgan Stanley 5.6250%, 9/23/19	1,570,312
1,581,000	Morgan Stanley 5.5000%, 7/24/20	1,597,243
		40,748,156
Diversified Financial Services – 1.5%
4,300,000	American Express Travel Related Services Co., Inc. 5.2500%, 11/21/11 (144A)	4,437,759
1,231,000	General Electric Capital Corp. 4.8000%, 5/1/13	1,316,048
1,769,000	General Electric Capital Corp. 5.9000%, 5/13/14	1,957,857
8,274,000	General Electric Capital Corp. 6.0000%, 8/7/19	9,205,578
5,039,000	General Electric Capital Corp. 5.5000%, 1/8/20	5,389,145
2,920,000	General Electric Capital Corp. 6.8750%, 1/10/39	3,374,527
		25,680,914
Diversified Minerals – 0.9%
3,363,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	3,447,075
1,294,000	Teck Resources, Ltd. 7.0000%, 9/15/12	1,376,201
1,148,000	Teck Resources, Ltd. 9.7500%, 5/15/14	1,435,631
2,735,000	Teck Resources, Ltd. 5.3750%, 10/1/15	3,003,208
1,221,000	Teck Resources, Ltd. 10.2500%, 5/15/16	1,510,988
3,027,000	Teck Resources, Ltd. 6.1250%, 10/1/35	3,258,914
1,053,000	Vale Overseas, Ltd. 4.6250%, 9/15/20	1,042,558
		15,074,575
Diversified Operations – 0.4%
5,600,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	6,020,935
602,000	Tyco International Finance S.A. 4.1250%, 10/15/14	638,355
		6,659,290
Electric – Integrated – 0.9%
1,345,000	CMS Energy Corp. 8.5000%, 4/15/11	1,370,985
1,726,000	CMS Energy Corp. 1.2391%, 1/15/13‡	1,693,637
1,901,000	CMS Energy Corp. 4.2500%, 9/30/15	1,882,336
1,307,000	CMS Energy Corp. 5.0500%, 2/15/18	1,292,341
1,172,000	Pacific Gas & Electric Co. 4.2000%, 3/1/11	1,178,649
1,709,000	Public Service Company of Colorado 3.2000%, 11/15/20	1,611,387
2,458,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	2,641,738
3,148,000	Xcel Energy, Inc. 4.7000%, 5/15/20	3,240,863
		14,911,936
Electronic Components – Semiconductors – 0.7%
3,619,000	National Semiconductor Corp. 6.1500%, 6/15/12	3,850,982
4,737,000	National Semiconductor Corp. 3.9500%, 4/15/15	4,824,530
3,272,000	National Semiconductor Corp. 6.6000%, 6/15/17	3,614,755
		12,290,267
Electronic Connectors – 0.3%
5,115,000	Amphenol Corp. 4.7500%, 11/15/14	5,464,447
Electronic Measuring Instruments – 0.1%
1,081,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	1,093,674
Electronics – Military – 0.7%
621,000	L-3 Communications Corp. 5.8750%, 1/15/15	632,644
8,720,000	L-3 Communications Corp. 6.3750%, 10/15/15	8,981,600
979,000	L-3 Communications Corp. 5.2000%, 10/15/19	995,272
1,579,000	L-3 Communications Corp. 4.7500%, 7/15/20	1,551,337
		12,160,853
Enterprise Software/Services – 0.2%
2,661,000	BMC Software, Inc. 7.2500%, 6/1/18	3,078,540
Finance – Auto Loans – 0.5%
1,721,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	1,778,733
1,857,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	1,974,379
1,505,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	1,658,069
2,344,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	2,463,523
440,000	Hyundai Capital America 3.7500%, 4/6/16 (144A)	432,135
		8,306,839
Finance – Credit Card – 0.2%
2,739,000	American Express Co. 6.8000%, 9/1/66‡	2,711,610
1,472,000	American Express Credit Co. 7.3000%, 8/20/13	1,658,735
		4,370,345
Finance – Investment Bankers/Brokers – 0.8%
1,411,000	Charles Schwab Corp. 4.4500%, 7/22/20	1,405,546
1,741,000	Jefferies Group, Inc. 3.8750%, 11/9/15	1,711,236
3,141,000	Jefferies Group, Inc. 8.5000%, 7/15/19	3,591,360

See Notes to Schedule of Investments and Financial Statements

14 | DECEMBER 31, 2010

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Finance – Investment Bankers/Brokers – (continued)

$1,504,000	Lazard Group LLC 7.1250%, 5/15/15	$1,619,501
1,207,000	Schwab Capital Trust I 7.5000%, 11/15/37‡	1,248,569
2,757,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	2,850,997
1,566,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	1,639,928
		14,067,137
Finance – Other Services – 0.2%
3,185,000	CME Group, Inc. 5.7500%, 2/15/14	3,526,582
Food – Meat Products – 0.5%
181,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	192,878
8,454,000	Tyson Foods, Inc. 7.3500%, 4/1/16	9,272,981
		9,465,859
Food – Miscellaneous/Diversified – 0.8%
2,712,000	Corn Products International, Inc. 3.2000%, 11/1/15	2,720,250
2,201,000	Corn Products International, Inc. 6.6250%, 4/15/37	2,300,732
766,000	Del Monte Corp. 6.7500%, 2/15/15	782,277
539,000	Kellogg Co. 4.2500%, 3/6/13	572,093
913,000	Kraft Foods, Inc. 2.6250%, 5/8/13	938,946
2,254,000	Kraft Foods, Inc. 5.3750%, 2/10/20	2,425,910
2,908,000	Kraft Foods, Inc. 6.5000%, 2/9/40	3,258,789
		12,998,997
Food – Retail – 0.2%
2,406,000	Delhaize Group 5.8750%, 2/1/14	2,655,163
Gold Mining – 0.1%
1,370,000	Gold Fields Orogen Holding BVI, Ltd. 4.8750%, 10/7/20 (144A)	1,310,589
Hotels and Motels – 0.2%
1,360,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	1,422,488
590,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	646,050
1,784,000	Wyndham Worldwide Corp. 5.7500%, 2/1/18	1,814,035
		3,882,573
Investment Management and Advisory Services – 0.6%
2,917,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	3,446,827
1,021,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	1,074,152
3,303,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	3,435,120
2,070,000	FMR LLC 6.4500%, 11/15/39 (144A)	1,968,692
		9,924,791
Life and Health Insurance – 0%
602,000	Prudential Financial, Inc. 4.7500%, 6/13/15	634,254
Medical – Biomedical and Genetic – 0.4%
1,578,000	Celgene Corp. 2.4500%, 10/15/15	1,532,756
2,164,000	Celgene Corp. 3.9500%, 10/15/20	2,057,391
1,144,000	Genzyme Corp. 3.6250%, 6/15/15	1,174,470
1,428,000	Genzyme Corp. 5.0000%, 6/15/20	1,499,207
		6,263,824
Medical – Drugs – 0.1%
1,443,000	Abbott Laboratories 4.1250%, 5/27/20	1,467,143
Medical – Hospitals – 0.2%
3,661,000	HCA, Inc. 9.2500%, 11/15/16	3,905,829
Medical – Wholesale Drug Distributors – 0.1%
1,372,000	McKesson Corp. 6.5000%, 2/15/14	1,541,413
Medical Labs and Testing Services – 0.2%
2,583,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	3,003,613
Medical Products – 0.3%
2,219,000	CareFusion Corp. 4.1250%, 8/1/12	2,311,914
2,920,000	Hospira, Inc. 6.4000%, 5/15/15	3,306,053
		5,617,967
Metal – Copper – 0.1%
1,023,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	1,131,694
Multi-Line Insurance – 0.6%
2,114,000	American International Group, Inc. 6.4000%, 12/15/20	2,218,028
2,213,000	MetLife, Inc. 2.3750%, 2/6/14	2,223,503
1,160,000	MetLife, Inc. 6.7500%, 6/1/16	1,345,557
1,326,000	MetLife, Inc. 7.7170%, 2/15/19	1,627,971
1,849,000	MetLife, Inc. 4.7500%, 2/8/21	1,887,871
944,000	MetLife, Inc. 5.8750%, 2/6/41	995,286
		10,298,216
Multimedia – 0.3%
3,123,000	NBC Universal, Inc. 2.8750%, 4/1/16 (144A)	3,051,040

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 15

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Multimedia – (continued)

$1,762,000	NBC Universal, Inc. 5.9500%, 4/1/41 (144A)	$1,761,820
987,000	Time Warner, Inc. 3.1500%, 7/15/15	1,002,810
		5,815,670
Non-Hazardous Waste Disposal – 0.2%
3,159,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	3,344,591
Office Automation and Equipment – 0.1%
392,000	Xerox Corp. 5.6500%, 5/15/13	424,874
1,025,000	Xerox Corp. 8.2500%, 5/15/14	1,196,452
723,000	Xerox Corp. 5.6250%, 12/15/19	775,012
		2,396,338
Oil and Gas Drilling – 0.2%
3,837,000	Nabors Industries, Inc. 5.0000%, 9/15/20 (144A)	3,722,055
548,000	Noble Holding International, Ltd. 3.4500%, 8/1/15	559,608
		4,281,663
Oil Companies – Exploration and Production – 0.3%
4,662,000	Forest Oil Corp. 8.0000%, 12/15/11	4,871,790
Oil Companies – Integrated – 0.3%
3,815,000	BP Capital Markets PLC 3.1250%, 10/1/15 **	3,812,379
1,738,000	BP Capital Markets PLC 4.5000%, 10/1/20 **	1,733,810
		5,546,189
Oil Refining and Marketing – 0.3%
189,000	Frontier Oil Corp. 8.5000%, 9/15/16	201,285
2,108,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	2,364,567
2,744,000	NuStar Logistics L.P. 4.8000%, 9/1/20	2,661,287
		5,227,139
Paper and Related Products – 0.3%
992,000	Georgia-Pacific LLC 7.1250%, 1/15/17 (144A)	1,056,480
3,537,000	Georgia-Pacific LLC 5.4000%, 11/1/20 (144A)	3,496,958
		4,553,438
Pharmacy Services – 0.2%
3,176,000	Express Scripts, Inc. 6.2500%, 6/15/14	3,550,647
Pipelines – 1.2%
2,215,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	2,178,594
515,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	540,334
1,447,000	Energy Transfer Equity L.P. 7.5000%, 10/15/20	1,490,410
759,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	835,897
4,150,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	4,201,875
801,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	994,037
3,122,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	3,225,894
4,378,000	TransCanada Pipelines, Ltd. 3.8000%, 10/1/20	4,272,171
1,020,000	Williams Partners L.P. 3.8000%, 2/15/15	1,054,071
2,165,000	Williams Partners L.P. 4.1250%, 11/15/20	2,050,664
		20,843,947
Property and Casualty Insurance – 0.1%
1,338,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	1,334,992
Publishing – Newspapers – 0%
354,000	Gannett Co., Inc. 6.3750%, 9/1/15 (144A)	356,655
Publishing – Periodicals – 0.2%
3,474,000	United Business Media Ltd. 5.7500%, 11/3/20 (144A)	3,335,248
Real Estate Management/Services – 0.5%
2,094,000	AMB Property L.P. 6.1250%, 12/1/16	2,277,843
2,123,000	AMB Property L.P. 4.0000%, 1/15/18	2,015,489
2,095,000	AMB Property L.P. 6.6250%, 12/1/19	2,298,548
1,580,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20 (144A)	1,580,000
		8,171,880
Real Estate Operating/Development – 0.1%
2,140,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	2,054,481
Reinsurance – 0.8%
5,160,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	5,366,338
3,031,000	Berkshire Hathaway, Inc. 1.4000%, 2/10/12	3,053,278
3,031,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	3,095,633
3,041,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	3,137,947
		14,653,196
REIT – Apartments – 0.1%
1,753,000	BRE Properties, Inc. 5.2000%, 3/15/21	1,768,752
REIT – Diversified – 0.1%
1,347,000	Goodman Funding Pty Ltd. 6.3750%, 11/12/20 (144A)	1,291,975
REIT – Health Care – 0.3%
1,762,000	Senior Housing Properties Trust 6.7500%, 4/15/20	1,861,113

See Notes to Schedule of Investments and Financial Statements

16 | DECEMBER 31, 2010

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

REIT – Health Care – (continued)

$1,549,000	Ventas Realty L.P. / Ventas Capital Corp. 3.1250%, 11/30/15	$1,492,440
873,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	907,876
582,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	609,818
		4,871,247
REIT – Hotels – 0.3%
1,356,000	Host Hotels & Resorts L.P. 7.1250%, 11/1/13	1,376,340
3,263,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	3,332,339
		4,708,679
REIT – Office Property – 0.4%
1,034,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	1,065,143
5,265,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	5,633,550
		6,698,693
REIT – Regional Malls – 0.4%
3,710,000	The Rouse Company L.P. 6.7500%, 5/1/13 (144A)	3,844,487
3,184,000	The Rouse Company L.P. 6.7500%, 11/9/15	3,295,440
		7,139,927
REIT – Warehouse and Industrial – 0.1%
1,900,000	ProLogis 6.6250%, 5/15/18	2,017,407
163,000	ProLogis 6.8750%, 3/15/20	173,061
		2,190,468
Resorts and Theme Parks – 0.1%
1,606,000	Vail Resorts, Inc. 6.7500%, 2/15/14	1,626,075
Retail – Apparel and Shoe – 0.1%
908,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	964,750
Retail – Auto Parts – 0.1%
2,163,000	AutoZone, Inc. 4.0000%, 11/15/20	2,042,893
Retail – Computer Equipment – 0%
322,000	GameStop Corp. 8.0000%, 10/1/12	329,245
Retail – Major Department Stores – 0.2%
3,307,000	JC Penney Co., Inc. 5.6500%, 6/1/20	3,166,453
Retail – Regional Department Stores – 0.7%
1,068,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	1,156,110
1,677,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	1,777,620
3,494,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	3,694,905
3,400,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	3,629,500
1,588,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	1,560,210
		11,818,345
Retail – Restaurants – 0.4%
3,693,000	Brinker International 5.7500%, 6/1/14	3,881,336
2,338,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	2,502,700
		6,384,036
Steel – Producers – 0.3%
416,000	ArcelorMittal 5.3750%, 6/1/13	442,189
3,251,000	ArcelorMittal 5.2500%, 8/5/20	3,214,013
1,689,000	Steel Dynamics, Inc. 7.6250%, 3/15/20 (144A)	1,807,230
		5,463,432
Super-Regional Banks – 0.3%
698,000	Comerica, Inc. 3.0000%, 9/16/15	690,025
1,486,000	National City Corp. 6.8750%, 5/15/19	1,668,417
1,010,000	PNC Funding Corp. 3.6250%, 2/8/15	1,044,293
1,515,000	PNC Funding Corp. 5.1250%, 2/8/20	1,579,072
1,021,000	Wells Fargo & Co. 3.6250%, 4/15/15	1,058,719
		6,040,526
Telecommunication Services – 0.1%
1,569,000	Virgin Media Secured Finance PLC 6.5000%, 1/15/18 **	1,651,373
Telephone – Integrated – 1.0%
971,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	983,138
7,275,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	7,529,625
6,893,000	Sprint Capital Corp. 7.6250%, 1/30/11	6,910,232
1,595,000	Sprint Capital Corp. 8.3750%, 3/15/12	1,686,712
		17,109,707
Television – 0.2%
2,805,000	CBS Corp. 8.2000%, 5/15/14	3,272,004
606,000	CBS Corp. 4.3000%, 2/15/21	575,414
		3,847,418
Toys – 0%
538,000	Mattel, Inc. 4.3500%, 10/1/20	521,343
Transportation – Railroad – 0.4%
1,285,259	CSX Corp. 8.3750%, 10/15/14	1,495,103

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 17

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Transportation – Railroad – (continued)

$2,767,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	$2,995,277
1,152,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20 (144A)	1,154,880
468,000	Kansas City Southern Railway 13.0000%, 12/15/13	556,920
		6,202,180
Transportation – Services – 0.2%
3,525,000	Asciano Finance, Ltd. 4.6250%, 9/23/20 (144A)	3,269,092
931,000	Ryder System, Inc. 3.6000%, 3/1/16	928,155
		4,197,247
Transportation – Truck – 0.2%
3,331,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	3,290,305

Total Corporate Bonds (cost $538,221,421)		560,696,171

Preferred Stock – 0.1%
Diversified Banking Institutions – 0%
31,680	Citigroup Capital, 7.8750%	852,509
Food – Miscellaneous/Diversified – 0.1%
10	H.J. Heinz Finance Co., 8.0000% (144A)	1,075,937

Total Preferred Stock (cost $1,792,000)		1,928,446

U.S. Treasury Notes/Bonds – 8.1%
	U.S. Treasury Notes/Bonds:
$4,900,000	0.8750%, 1/31/12	4,927,371
14,885,000	1.3750%, 2/15/12	15,052,456
3,595,000	0.8750%, 2/29/12	3,615,923
7,385,000	0.6250%, 7/31/12	7,405,161
3,030,000	1.3750%, 9/15/12	3,073,911
710,000	1.3750%, 1/15/13	720,816
450,000	1.7500%, 4/15/13	460,337
2,850,000	1.1250%, 6/15/13	2,873,370
2,660,000	1.0000%, 7/15/13	2,673,087
3,231,000	0.7500%, 8/15/13	3,224,438
3,332,000	2.7500%, 10/31/13	3,502,505
5,630,000	1.7500%, 1/31/14	5,747,881
17,045,000	1.8750%, 2/28/14	17,455,137
2,384,000	2.6250%, 7/31/14	2,493,328
2,250,000	2.3750%, 8/31/14	2,330,861
1,505,000	2.3750%, 9/30/14	1,558,850
630,000	2.1250%, 11/30/14	645,356
1,880,000	2.6250%, 12/31/14	1,960,340
10,045,000	2.2500%, 1/31/15	10,311,815
9,728,000	2.3750%, 2/28/15	10,025,969
4,296,000	2.5000%, 3/31/15	4,446,704
3,272,780	0.5000%, 4/15/15ÇÇ	3,345,396
6,307,000	2.5000%, 4/30/15	6,520,353
1,330,000	2.1250%, 5/31/15	1,351,200
390,000	1.8750%, 6/30/15	391,554
136,000	1.7500%, 7/31/15	135,565
473,000	1.2500%, 9/30/15	458,921
355,000	1.2500%, 10/31/15	343,573
1,155,258	1.2500%, 7/15/20ÇÇ	1,182,876
4,572,000	2.6250%, 11/15/20	4,312,681
1,965,000	5.2500%, 2/15/29	2,253,609
1,340,000	4.3750%, 11/15/39	1,347,118
1,215,000	4.3750%, 5/15/40	1,220,881
7,902,000	3.8750%, 8/15/40	7,278,485
5,506,000	4.2500%, 11/15/40	5,416,527

Total U.S. Treasury Notes/Bonds (cost $137,947,860)		140,064,355

Short-Term Taxable Variable Rate Demand Note – 0.1%
1,530,000	State of California Build America Bonds – Variable Purpose 7.5500%, 4/1/39 (cost $1,692,875)	1,586,824

Money Market – 1.2%
20,116,911	Janus Cash Liquidity Fund LLC, 0% (cost $20,116,911)	20,116,911

Total Investments (total cost $1,480,535,999) – 99.6%		1,713,205,551

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		6,982,406

Net Assets – 100%		$1,720,187,957

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$12,726,762	0.8%
Belgium	2,655,163	0.2%
Brazil	29,753,068	1.7%
Canada	53,569,817	3.1%
Cayman Islands	8,061,941	0.5%
Germany	13,437,269	0.8%
Hong Kong	1,704,367	0.1%
Jersey	7,445,731	0.4%
Luxembourg	11,884,581	0.7%
Mexico	4,150,157	0.2%
Switzerland	53,785,510	3.1%
United Kingdom	42,868,382	2.5%
United States††	1,469,852,214	85.8%
Virgin Islands (British)	1,310,589	0.1%

Total	$1,713,205,551	100.0%

††	Includes Cash Equivalents (84.5% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
British Pound 1/13/11	3,620,000	$5,642,767	$190,682
Swiss Franc 1/13/11	290,000	310,308	(12,994)

		5,953,075	177,688

HSBC Securities (USA), Inc.:
British Pound 1/27/11	3,800,000	5,922,551	(11,233)
Swiss Franc 1/27/11	11,300,000	12,094,180	(822,360)

		18,016,731	(833,593)

JP Morgan Chase & Co.: British Pound 1/6/11	3,500,000	5,456,081	231,745

Total		$29,425,887	$(424,160)

See Notes to Schedule of Investments and Financial Statements

18 | DECEMBER 31, 2010

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2010	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,480,536
Unaffiliated investments at value	$1,693,089
Affiliated investments at value	20,117
Cash	54
Receivables:
Portfolio shares sold	949
Dividends	2,166
Interest	8,262
Non-interested Trustees’ deferred compensation	48
Other assets	212
Forward currency contracts	422
Total Assets	1,725,319
Liabilities:
Payables:
Investments purchased	2,225
Portfolio shares repurchased	882
Dividends	–
Advisory fees	798
Distribution fees and shareholder servicing fees	159
Non-interested Trustees’ fees and expenses	12
Non-interested Trustees’ deferred compensation fees	48
Accrued expenses and other payables	160
Forward currency contracts	847
Total Liabilities	5,131
Net Assets	$1,720,188
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,396,889
Undistributed net investment income*	7,216
Undistributed net realized gain from investment and foreign currency transactions*	83,695
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	232,388
Total Net Assets	$1,720,188
Net Assets - Institutional Shares	$955,585
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	33,764
Net Asset Value Per Share	$28.30
Net Assets - Service Shares	$764,603
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,989
Net Asset Value Per Share	$29.42

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 19

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2010	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$36,273
Dividends	20,121
Dividends from affiliates	57
Fee income	15
Foreign tax withheld	(820)
Total Investment Income	55,646
Expenses:
Advisory fees	9,220
Shareholder reports expense	131
Transfer agent fees and expenses	1
Registration fees	32
Custodian fees	59
Professional fees	66
Non-interested Trustees’ fees and expenses	63
Distribution fees and shareholder servicing fees - Service Shares	1,764
Other expenses	95
Non-recurring costs (Note 4)	3
Costs assumed by Janus Capital Management LLC (Note 4)	(3)
Total Expenses	11,431
Expense and Fee Offset	–
Net Expenses	11,431
Net Investment Income	44,215
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	108,075
Net realized loss from futures contracts	(556)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(18,602)
Net Gain/(Loss) on Investments	88,917
Net Increase in Net Assets Resulting from Operations	$133,132

See Notes to Financial Statements.

20 | DECEMBER 31, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Balanced
	Portfolio
For the fiscal years ended December 31(all numbers in thousands)	2010	2009

Operations:
Net investment income	$44,215	$43,989
Net realized gain/(loss) from investment and foreign currency transactions	108,075	(290)
Net realized gain/(loss) from futures contracts	(556)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(18,602)	303,095
Net Increase in Net Assets Resulting from Operations	133,132	346,794
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(26,865)	(28,280)
Service Shares	(18,312)	(15,590)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	(36,120)
Service Shares	–	(20,147)
Net Decrease from Dividends and Distributions	(45,177)	(100,137)
Capital Share Transactions:
Shares Sold
Institutional Shares	25,642	27,049
Service Shares	145,979	148,534
Reinvested Dividends and Distributions
Institutional Shares	26,865	64,400
Service Shares	18,312	35,737
Shares Repurchased
Institutional Shares	(167,272)	(151,608)
Service Shares	(103,692)	(90,516)
Net Increase/(Decrease) from Capital Share Transactions	(54,166)	33,596
Net Increase in Net Assets	33,789	280,253
Net Assets:
Beginning of period	1,686,399	1,406,146
End of period	$1,720,188	$1,686,399

Undistributed Net Investment Income*	$7,216	$8,504

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 21

Financial Highlights

Institutional Shares

	Janus Aspen Balanced Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$26.88	$22.90	$30.04	$27.89	$25.74
Income from Investment Operations:
Net investment income	.81	.78	.81	.82	.61
Net gain/(loss) on investments (both realized and unrealized)	1.39	4.91	(5.23)	2.09	2.12
Total from Investment Operations	2.20	5.69	(4.42)	2.91	2.73
Less Distributions and Other:
Dividends (from net investment income)*	(.78)	(.75)	(.74)	(.76)	(.58)
Distributions (from capital gains)*	–	(.96)	(1.98)	–	–
Total Distributions and Other	(.78)	(1.71)	(2.72)	(.76)	(.58)
Net Asset Value, End of Period	$28.30	$26.88	$22.90	$30.04	$27.89
Total Return	8.39%	25.89%	(15.81)%	10.50%	10.72%
Net Assets, End of Period (in thousands)	$955,585	$1,020,287	$926,938	$1,335,428	$1,475,350
Average Net Assets for the Period (in thousands)	$970,582	$946,559	$1,150,680	$1,417,947	$1,554,032
Ratio of Gross Expenses to Average Net Assets	0.58%	0.57%	0.57%	0.57%	0.58%
Ratio of Net Expenses to Average Net Assets	0.58%	0.57%	0.57%	0.57%	0.57%
Ratio of Net Investment Income to Average Net Assets	2.74%	3.03%	2.77%	2.54%	2.04%
Portfolio Turnover Rate	90%	169%	120%	54%	52%

Service Shares

	Janus Aspen Balanced Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$27.93	$23.76	$31.07	$28.83	$26.61
Income from Investment Operations:
Net investment income	.71	.73	.72	.70	.49
Net gain/(loss) on investments (both realized and unrealized)	1.51	5.11	(5.37)	2.24	2.27
Total from Investment Operations	2.22	5.84	(4.65)	2.94	2.76
Less Distributions and Other:
Dividends (from net investment income)*	(.73)	(.71)	(.68)	(.70)	(.54)
Distributions (from capital gains)*	–	(.96)	(1.98)	–	–
Total Distributions and Other	(.73)	(1.67)	(2.66)	(.70)	(.54)
Net Asset Value, End of Period	$29.42	$27.93	$23.76	$31.07	$28.83
Total Return	8.12%	25.53%	(16.00)%	10.25%	10.46%
Net Assets, End of Period (in thousands)	$764,603	$666,112	$479,208	$579,181	$509,087
Average Net Assets for the Period (in thousands)	$705,784	$554,206	$542,837	$545,997	$515,319
Ratio of Gross Expenses to Average Net Assets	0.83%	0.82%	0.82%	0.82%	0.83%
Ratio of Net Expenses to Average Net Assets	0.83%	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income to Average Net Assets	2.49%	2.77%	2.53%	2.27%	1.79%
Portfolio Turnover Rate	90%	169%	120%	54%	52%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

22 | DECEMBER 31, 2010

Notes to Schedule of Investments

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Aggregate Bond Index (45%).

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the fiscal year ended December 31, 2010 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Balanced Portfolio	$78,165,965	4.5%

Janus Aspen Series | 23

Notes to Schedule of Investments (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Bank Loans	$–	$14,757,932	$–

Common Stock
Aerospace and Defense	17,617,263	7,770,067	–
Agricultural Chemicals	–	16,372,229	–
Cellular Telecommunications	–	7,306,574	–
Commercial Banks	5,668,639	6,239,959	–
Diversified Banking Institutions	39,732,007	17,476,921	–
Medical – Drugs	41,719,194	7,445,731	–
Oil Companies – Integrated	37,788,633	15,743,042	–
All Other	753,174,653	–	–

Corporate Bonds	–	560,696,171	–

Preferred Stock	–	1,928,446	–

U.S. Treasury Notes/Bonds	–	140,064,355	–

Short-Term Taxable Variable Rate Demand Note	–	1,586,824	–

Money Market	–	20,116,911	–

Total Investments in Securities	$895,700,389	$817,505,162	$–

Other Financial Instruments(a):	$–	$(424,160)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$102,506,890

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2010.

24 | DECEMBER 31, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in a combination of equity securities selected for growth potential and securities selected for income potential. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of

Janus Aspen Series | 25

Notes to Financial Statements (continued)

shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

26 | DECEMBER 31, 2010

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the year.

Janus Aspen Series | 27

Notes to Financial Statements (continued)

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Balanced Portfolio	$–	$77,611,320

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

28 | DECEMBER 31, 2010

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all

Janus Aspen Series | 29

Notes to Financial Statements (continued)

exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

30 | DECEMBER 31, 2010

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Portfolio is normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a

Janus Aspen Series | 31

Notes to Financial Statements (continued)

referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$422,427	Forward currency contracts	$846,587

Total		$422,427		$846,587

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$(555,889)	$–	$–	$–	$(555,889)

Foreign Exchange Contracts	–	–	–	4,709,735	4,709,735

Total	$(555,889)	$–	$–	$4,709,735	$4,153,846

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(2,285,446)	$(2,285,446)

Total	$–	$–	$–	$(2,285,446)	$(2,285,446)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

32 | DECEMBER 31, 2010

Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2010 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$2,948,179	0.0000% - 6.7500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss

Janus Aspen Series | 33

Notes to Financial Statements (continued)

to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be

34 | DECEMBER 31, 2010

collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and the Portfolio’s return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest changes and causing its price to decline.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending

Janus Aspen Series | 35

Notes to Financial Statements (continued)

Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the year.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

36 | DECEMBER 31, 2010

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Balanced Portfolio	All Asset Levels	0.55

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010, Janus Capital assumed $64,973 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $53,833 was paid by the Trust during the fiscal year ended December 31, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to

Janus Aspen Series | 37

Notes to Financial Statements (continued)

purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	$690,580,224	$(679,763,896)	$57,482	$20,116,911

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Balanced Portfolio	$10,472,047	$82,402,956	$–	$–	$94,410	$230,329,329

During the fiscal year ended December 31, 2010, the following capital loss carryover was utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Balanced Portfolio	$21,642,932

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Balanced Portfolio	$1,482,876,222	$248,206,934	$(17,877,605)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

38 | DECEMBER 31, 2010

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$45,177,108	$–	$–	$–

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Balanced Portfolio	$43,869,917	$56,267,306	$–	$–

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	946	1,104
Reinvested dividends and distributions	1,007	2,688
Shares repurchased	(6,150)	(6,301)
Net Increase/(Decrease) in Portfolio Shares	(4,197)	(2,509)
Shares Outstanding, Beginning of Period	37,961	40,470
Shares Outstanding, End of Period	33,764	37,961
Transactions in Portfolio Shares – Service Shares
Shares sold	5,148	5,855
Reinvested dividends and distributions	660	1,434
Shares repurchased	(3,671)	(3,609)
Net Increase/(Decrease) in Portfolio Shares	2,137	3,680
Shares Outstanding, Beginning of Period	23,852	20,172
Shares Outstanding, End of Period	25,989	23,852

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$1,027,232,533	$1,145,497,894	$447,727,738	$387,586,175

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

Janus Aspen Series | 39

Notes to Financial Statements (continued)

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

40 | DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2011

Janus Aspen Series | 41

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account

42 | DECEMBER 31, 2010

steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by

Janus Aspen Series | 43

Additional Information (unaudited) (continued)

Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

44 | DECEMBER 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 45

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

46 | DECEMBER 31, 2010

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 47

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2010:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Balanced Portfolio	25%

48 | DECEMBER 31, 2010

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 50 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees†

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	50	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	50	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

† William Cvengros joined the Board as a new Trustee effective January 1, 2011.

Janus Aspen Series | 49

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John W. McCarter, Jr.* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	50	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	50	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	50**	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	50	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 20 funds. Including Janus Capital Funds Plc and the 50 funds comprising the Janus funds, Mr. Mullen oversees 70 funds.

50 | DECEMBER 31, 2010

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	50	None

Martin H. Waldinger* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	50	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

Janus Aspen Series | 51

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Marc Pinto 151 Detroit Street Denver, CO 80206 DOB: 1961	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Balanced Portfolio	5/05-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

52 | DECEMBER 31, 2010

Notes

Janus Aspen Series | 53

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-221	109-02-81113 02-11

2010 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Enterprise Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Enterprise Portfolio (unaudited)

Portfolio Snapshot
We believe that investing in companies with predictable and sustainable growth can drive consistent returns and help us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.
Brian Demain portfolio manager

Performance Overview

During the 12 months ended December 31, 2010, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 25.85% and 25.52%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell Midcap Growth Index, returned 26.38%.

Investment Philosophy

We believe that investing in companies with predictable and sustainable growth can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid cap companies with high quality management teams that wisely allocate capital to fund and drive long-term growth over time.

Economic Overview

U.S. stocks posted double-digit gains in 2010 and closed near their highest level since June 2008. Equity markets began the year on a bullish note, but soon gave way to worries over rising interest rates and tighter lending in China. Stocks rebounded in September following better-than-expected economic data and continued to rally through the final three months as more positive data points and a second round of quantitative easing by the Federal Reserve more than offset a re-emergence of concerns over European sovereign debt issues. For the year, mid cap stocks easily outpaced large cap stocks, while growth-style indices outperformed value indices. Within our benchmark, the consumer discretionary sector was the largest contributor to performance followed by information technology. Utilities was the weakest sector, detracting the most from performance. Commodities posted strong gains, although natural gas was a notable exception with double-digit losses.

Detractors

Shares of data center company Equinix fell after management indicated it was experiencing pricing pressure. This indicated to us that the company’s network-neutral business model was facing challenges, weakening our conviction in the thesis for owning the stock. We exited the position.

Covidien, a diversified global health care company, was a relative detractor. The company has had difficulty with its pharmaceutical segment and more broadly has been impacted by lower health care utilization during the economic downturn. We sold our holdings.

Aerospace and defense company Alliant Techsystems also detracted from relative results. The company develops advanced weapon and space systems and came under pressure due to concerns about cuts in defense spending. We sold our shares.

Contributors

Semiconductor company Atmel has benefitted from a restructuring program and success in its micro-controller business. In addition, the company’s touch platform has proved to be among the best for PC tablets, a new significant growth market within technology.

ARM Holdings, a U.K.-based semiconductor intellectual property licensing company, rose during the period. We think the company has a strong position in mobile-based devices and should benefit from growing demand for more mobile computing power. The stock rose substantially and we trimmed our position.

IHS Inc. was another strong performer. The company’s primary business is providing the oil and gas industry with detailed information. Our checks with its customers indicate that IHS serves an indispensable role for its clients. We like the company’s dominant market position and ability to provide add-on services such as environmental software, which should become more important to energy companies as a result of the Gulf of Mexico oil spill disaster. The company announced an acquisition of iSuppli, which we view positively.

Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

2 | DECEMBER 31, 2010

(unaudited)

Outlook

Our overall outlook has continued to improve modestly. Economic indicators have showed signs of acceleration in the U.S., manifested in better employment figures, housing and other data. Global economic indicators also improved, especially in emerging markets. As we look to 2011, however, we are not entirely certain the recovery will be self-sustaining. We likely will not have the benefit of as much government stimulus or the inventory restocking of 2010. As such, we continue to focus on companies that we think can grow in any market environment while offering some valuation support if the economy doesn’t prove as strong as expected.

In general, we continue to see value in equities relative to fixed income. Although equities do entail additional risk, they have historically grown and compounded value over time. In addition, the premium in price-to-earnings (P/E) ratios between growth and value stocks remains narrow. This failure to distinguish between growth and value has enabled us to buy what we deem high-quality, growth companies at a discount to historical comparisons, despite their potential ability to compound value faster.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

Janus Aspen Series | 3

Janus Aspen Enterprise Portfolio (unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	4.35%
ARM Holdings PLC	1.36%
IHS, Inc. – Class A	1.17%
Varian Medical Systems, Inc.	1.03%
Li & Fung, Ltd.	1.01%

5 Bottom Performers – Holdings

Contribution

Equinix, Inc.	–0.51%
Covidien PLC (U.S. Shares)	–0.36%
Alliant Techsystems, Inc.	–0.24%
Symantec Corp.	–0.19%
Gilead Sciences, Inc.	–0.17%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	10.56%	29.14%	23.77%
Industrials	7.35%	20.75%	15.32%
Health Care	3.59%	18.92%	13.34%
Financials	2.06%	7.83%	7.84%
Consumer Discretionary	1.72%	8.56%	19.02%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Utilities	0.00%	0.00%	1.55%
Consumer Staples	0.22%	1.36%	6.30%
Telecommunication Services	0.59%	4.65%	1.54%
Energy	0.79%	5.72%	5.42%
Materials	1.17%	3.07%	5.90%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Crown Castle International Corp. Wireless Equipment	4.0%
Atmel Corp. Semiconductor Components/Integrated Circuits	3.6%
Verisk Analytics, Inc. Commercial Services – Finance	2.9%
IHS, Inc. – Class A Computer Services	2.8%
Li & Fung, Ltd. Distribution/Wholesale	2.7%

16.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Enterprise Portfolio (unaudited)

Performance

Average Annual Total Return – for the fiscal year ended December 31, 2010					Expense Ratios – per the May 1, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio – Institutional Shares	25.85%	7.30%	1.29%	9.74%	0.70%

Janus Aspen Enterprise Portfolio – Service Shares	25.52%	7.02%	1.04%	9.46%	0.95%

Russell Midcap® Growth Index	26.38%	4.88%	3.12%	8.67%

Lipper Quartile – Institutional Shares	1st	1st	2nd	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Multi-Cap Growth Funds	16/102	10/78	22/47	3/8

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

See important disclosures on the next page.

6 | DECEMBER 31, 2010

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,309.40	$3.96

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,307.70	$5.41

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

†	Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Enterprise Portfolio

Schedule of Investments

As of December 31, 2010

Shares		Value

Common Stock – 93.8%
Advertising Sales – 1.3%
202,776	Lamar Advertising Co. – Class A*	$8,078,596
Aerospace and Defense – 0.8%
71,625	TransDigm Group, Inc.*	5,157,716
Agricultural Chemicals – 2.0%
83,140	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	12,872,566
Airlines – 1.3%
260,428	Ryanair Holdings PLC (ADR)*,**	8,010,765
Apparel Manufacturers – 0.5%
29,529	Polo Ralph Lauren Corp.	3,275,357
Auction House – Art Dealer – 2.0%
556,800	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	12,834,240
Commercial Services – 0.7%
76,045	CoStar Group, Inc.*	4,377,150
Commercial Services – Finance – 4.3%
196,760	Global Payments, Inc.	9,092,280
545,600	Verisk Analytics, Inc.*	18,594,048
		27,686,328
Computer Aided Design – 0.4%
48,765	ANSYS, Inc.*	2,539,194
Computer Services – 2.8%
221,205	IHS, Inc. – Class A*	17,782,670
Computers – 1.3%
25,133	Apple, Inc.*	8,106,900
Consulting Services – 1.1%
220,039	Gartner, Inc.*	7,305,295
Containers – Metal and Glass – 0.6%
60,291	Ball Corp.	4,102,803
Decision Support Software – 2.5%
414,770	MSCI, Inc.*	16,159,439
Diagnostic Equipment – 1.8%
197,292	Gen-Probe, Inc.*	11,511,988
Diagnostic Kits – 0.5%
46,925	Idexx Laboratories, Inc.*	3,248,148
Distribution/Wholesale – 4.7%
143,630	Fastenal Co.	8,604,873
3,011,860	Li & Fung, Ltd.	17,476,120
28,945	W.W. Grainger, Inc.	3,997,594
		30,078,587
Educational Software – 0.7%
103,085	Blackboard, Inc.*	4,257,410
Electric Products – Miscellaneous – 0.9%
143,257	AMETEK, Inc.	5,622,837
Electronic Components – Miscellaneous – 2.7%
638,200	Flextronics International, Ltd.*	5,009,870
351,875	Tyco Electronics, Ltd. (U.S. Shares)	12,456,375
		17,466,245
Electronic Components – Semiconductors – 3.6%
1,475,662	ARM Holdings PLC	9,737,603
1,316,106	ON Semiconductor Corp.*	13,003,127
		22,740,730
Electronic Connectors – 2.2%
266,630	Amphenol Corp. – Class A	14,072,731
Electronic Measuring Instruments – 1.0%
166,034	Trimble Navigation, Ltd.*	6,629,738
Entertainment Software – 0.6%
227,355	Electronic Arts, Inc.*	3,724,075
Fiduciary Banks – 0.7%
76,733	Northern Trust Corp.	4,251,776
Finance – Investment Bankers/Brokers – 0.7%
118,065	LPL Investment Holdings, Inc.*	4,294,024
Hazardous Waste Disposal – 0.5%
38,980	Stericycle, Inc.*	3,154,262
Instruments – Controls – 0.9%
36,895	Mettler-Toledo International, Inc.*	5,578,893
Instruments – Scientific – 2.6%
225,496	Thermo Fisher Scientific, Inc.*	12,483,458
51,825	Waters Corp.*	4,027,321
		16,510,779
Insurance Brokers – 0.7%
92,865	AON Corp.	4,272,719
Investment Management and Advisory Services – 1.9%
150,559	Eaton Vance Corp.	4,551,399
116,556	T. Rowe Price Group, Inc.	7,522,524
		12,073,923
Machinery – General Industrial – 1.1%
91,115	Roper Industries, Inc.	6,963,919
Medical – Biomedical and Genetic – 3.5%
231,480	Celgene Corp.*,**	13,689,727
132,762	Gilead Sciences, Inc.*	4,811,295
104,975	Vertex Pharmaceuticals, Inc.*	3,677,274
		22,178,296
Medical – Drugs – 0.8%
178,807	Valeant Pharmaceuticals International, Inc.	5,058,450
Medical Information Systems – 0.9%
146,990	athenahealth, Inc.*	6,023,650
Medical Instruments – 2.9%
318,780	St. Jude Medical, Inc.*	13,627,845
72,250	Techne Corp.	4,744,657
		18,372,502
Medical Products – 3.8%
128,565	Henry Schein, Inc.*	7,892,605
238,970	Varian Medical Systems, Inc.*	16,555,842
		24,448,447
Metal Processors and Fabricators – 1.1%
52,170	Precision Castparts Corp.	7,262,586
Networking Products – 1.3%
232,645	Juniper Networks, Inc.*	8,589,253
Oil Companies – Exploration and Production – 1.3%
173,600	Ultra Petroleum Corp. (U.S. Shares)*	8,292,872
Oil Field Machinery and Equipment – 1.9%
282,465	Dresser-Rand Group, Inc.*	12,030,184
Pipelines – 1.5%
143,136	Kinder Morgan Management LLC*	9,572,936

See Notes to Schedule of Investments and Financial Statements

8 | DECEMBER 31, 2010

Schedule of Investments

As of December 31, 2010

Shares		Value

Printing – Commercial – 1.9%
267,273	VistaPrint N.V. (U.S. Shares)*,**	$12,294,558
Reinsurance – 0.5%
43,405	Berkshire Hathaway, Inc. – Class B*	3,477,175
Retail – Apparel and Shoe – 0.6%
239,310	American Eagle Outfitters, Inc.	3,501,105
Retail – Automobile – 1.5%
264,110	Copart, Inc.*	9,864,508
Retail – Bedding – 0.6%
81,416	Bed Bath & Beyond, Inc.	4,001,596
Retail – Office Supplies – 0.7%
193,935	Staples, Inc.	4,415,900
Retail – Petroleum Products – 0.8%
146,755	World Fuel Services Corp.	5,306,661
Retail – Regional Department Stores – 0.7%
81,070	Kohl’s Corp.*	4,405,344
Semiconductor Components/Integrated Circuits – 3.6%
1,875,860	Atmel Corp.*	23,110,595
Semiconductor Equipment – 2.3%
114,810	ASML Holdings N.V. (U.S. Shares)**	4,401,815
260,007	KLA-Tencor Corp.	10,046,671
		14,448,486
Telecommunication Equipment – Fiber Optics – 0.7%
222,315	Corning, Inc.	4,295,126
Telecommunication Services – 1.2%
280,844	Amdocs, Ltd. (U.S. Shares)*	7,714,785
Transactional Software – 0.8%
99,995	Solera Holdings, Inc.	5,131,743
Transportation – Railroad – 0.6%
52,560	Canadian National Railway Co. (U.S. Shares)	3,493,663
Transportation – Services – 3.0%
145,855	C.H. Robinson Worldwide, Inc.	11,696,113
133,432	Expeditors International of Washington, Inc.	7,285,387
		18,981,500
Transportation – Truck – 1.0%
148,340	Landstar System, Inc.	6,073,040
Vitamins and Nutrition Products – 0.9%
91,915	Mead Johnson Nutrition Co. – Class A	5,721,709
Wireless Equipment – 4.0%
587,395	Crown Castle International Corp.*	25,745,523

Total Common Stock (cost $369,296,982)		598,553,996

Money Market – 7.3%
46,699,729	Janus Cash Liquidity Fund LLC, 0% (cost $46,699,729)	46,699,729

Total Investments (total cost $415,996,711) – 101.1%		645,253,725

Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(6,997,924)

Net Assets – 100%		$638,255,801

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$17,476,120	2.7%
Canada	42,551,791	6.6%
Guernsey	7,714,785	1.2%
Ireland	8,010,765	1.2%
Netherlands	16,696,373	2.6%
Singapore	5,009,870	0.8%
Switzerland	12,456,375	1.9%
United Kingdom	9,737,603	1.5%
United States††	525,600,043	81.5%

Total	$645,253,725	100.0%

††	Includes Cash Equivalents (74.2% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Euro 1/13/11	2,840,000	$3,794,441	$107,151

HSBC Securities (USA), Inc.: Euro 1/27/11	3,051,387	4,076,756	(75,900)

JP Morgan Chase & Co.: Euro 1/6/11	2,180,000	2,912,675	170,378

Total		$10,783,872	$201,629

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 9

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2010	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$415,997
Unaffiliated investments at value	$598,554
Affiliated investments at value	46,700
Cash	1
Receivables:
Investments sold	1,622
Portfolio shares sold	462
Dividends	142
Foreign dividend tax reclaim	12
Non-interested Trustees’ deferred compensation	18
Other assets	11
Forward currency contracts	278
Total Assets	647,800
Liabilities:
Payables:
Investments purchased	327
Portfolio shares repurchased	8,620
Dividends	–
Advisory fees	345
Distribution fees and shareholder servicing fees	53
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	18
Accrued expenses and other payables	101
Forward currency contracts	76
Total Liabilities	9,544
Net Assets	$638,256
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$547,637
Undistributed net investment loss*	(18)
Undistributed net realized loss from investment and foreign currency transactions*	(138,821)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	229,458
Total Net Assets	$638,256
Net Assets - Institutional Shares	$394,500
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,189
Net Asset Value Per Share	$38.72
Net Assets - Service Shares	$243,756
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,495
Net Asset Value Per Share	$37.53

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

10 | DECEMBER 31, 2010

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2010	Enterprise
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	3,928
Dividends from affiliates	45
Foreign tax withheld	(90)
Total Investment Income	3,883
Expenses:
Advisory fees	3,711
Shareholder reports expense	44
Transfer agent fees and expenses	1
Registration fees	33
Custodian fees	29
Professional fees	67
Non-interested Trustees’ fees and expenses	21
Distribution fees and shareholder servicing fees - Service Shares	550
Other expenses	30
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	4,486
Expense and Fee Offset	–
Net Expenses	4,486
Net Investment Loss	(603)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	35,307
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	100,317
Net Gain/(Loss) on Investments	135,624
Net Increase in Net Assets Resulting from Operations	$135,021

See Notes to Financial Statements.

Janus Aspen Series | 11

Statements of Changes in Net Assets

	Janus Aspen
	Enterprise
	Portfolio
For the fiscal years ended December 31(all numbers in thousands)	2010	2009

Operations:
Net investment loss	$(603)	$(430)
Net realized gain/(loss) from investment and foreign currency transactions	35,307	(82,369)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	100,317	273,818
Net Increase in Net Assets Resulting from Operations	135,021	191,019
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(239)	–
Service Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(239)	–
Capital Share Transactions:
Shares Sold
Institutional Shares	21,102	29,154
Service Shares	35,862	29,876
Reinvested Dividends and Distributions
Institutional Shares	239	–
Service Shares	–	–
Shares Repurchased
Institutional Shares	(81,493)	(54,964)
Service Shares	(65,152)	(67,362)
Net Decrease from Capital Share Transactions	(89,442)	(63,296)
Net Increase in Net Assets	45,340	127,723
Net Assets:
Beginning of period	592,916	465,193
End of period	$638,256	$592,916

Undistributed Net Investment Income/(Loss)*	$(18)	$224

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

12 | DECEMBER 31, 2010

Financial Highlights

Institutional Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$30.79	$21.26	$39.96	$32.97	$29.02
Income from Investment Operations:
Net investment income	.09	.05	.13	.12	.03
Net gain/(loss) on investments (both realized and unrealized)	7.86	9.48	(16.82)	7.15	3.92
Total from Investment Operations	7.95	9.53	(16.69)	7.27	3.95
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	–	(.08)	(.08)	–
Distributions (from capital gains)*	–	–	(1.93)	(.20)	–
Total Distributions and Other	(.02)	–	(2.01)	(.28)	–
Net Asset Value, End of Period	$38.72	$30.79	$21.26	$39.96	$32.97
Total Return	25.85%	44.83%	(43.75)%	22.10%	13.61%
Net Assets, End of Period (in thousands)	$394,500	$371,092	$279,088	$565,996	$523,173
Average Net Assets for the Period (in thousands)	$359,669	$311,752	$453,662	$550,938	$525,467
Ratio of Gross Expenses to Average Net Assets(1)	0.68%	0.70%	0.67%	0.68%	0.69%
Ratio of Net Expenses to Average Net Assets(1)	0.68%	0.70%	0.67%	0.68%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.01)%	0.02%	0.32%	0.27%	(0.03)%
Portfolio Turnover Rate	24%	36%	60%	45%	41%

Service Shares

	Janus Aspen Enterprise Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$29.90	$20.70	$38.97	$32.19	$28.41
Income from Investment Operations:
Net investment income/(loss)	(.10)	(.09)	.02	.04	(.09)
Net gain/(loss) on investments (both realized and unrealized)	7.73	9.29	(16.34)	6.96	3.87
Total from Investment Operations	7.63	9.20	(16.32)	7.00	3.78
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.02)	(.02)	–
Distributions (from capital gains)*	–	–	(1.93)	(.20)	–
Total Distributions and Other	–	–	(1.95)	(.22)	–
Net Asset Value, End of Period	$37.53	$29.90	$20.70	$38.97	$32.19
Total Return	25.52%	44.44%	(43.88)%	21.80%	13.31%
Net Assets, End of Period (in thousands)	$243,756	$221,824	$186,105	$368,990	$254,484
Average Net Assets for the Period (in thousands)	$220,145	$196,683	$300,898	$300,362	$253,611
Ratio of Gross Expenses to Average Net Assets(1)	0.93%	0.95%	0.92%	0.93%	0.94%
Ratio of Net Expenses to Average Net Assets(1)	0.93%	0.95%	0.92%	0.93%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.26)%	(0.25)%	0.07%	0.01%	(0.28)%
Portfolio Turnover Rate	24%	36%	60%	45%	41%

*	See Note 5 in Notes to Financial Statements.
(1)	See ‘Explanations of Charts, Tables and Financial Statements.‘

See Notes to Financial Statements.

Janus Aspen Series | 13

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio
Common Stock
Airlines	$–	$8,010,765	$–
All Other	590,543,231	–	–

Money Market	–	46,699,729	–

Total Investments in Securities	$590,543,231	$54,710,494	$–

Other Financial Instruments(a):	$–	$201,629	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio	$30,029,739

14 | DECEMBER 31, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

Janus Aspen Series | 15

Notes to Financial Statements (continued)

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

16 | DECEMBER 31, 2010

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the year.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Enterprise Portfolio	$–	$18,146,265

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Aspen Series | 17

Notes to Financial Statements (continued)

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to

18 | DECEMBER 31, 2010

sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest

Janus Aspen Series | 19

Notes to Financial Statements (continued)

rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the

20 | DECEMBER 31, 2010

extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Portfolio is normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from

Janus Aspen Series | 21

Notes to Financial Statements (continued)

counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$277,529	Forward currency contracts	$75,900

Total		$277,529		$75,900

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$946,134	$946,134

Total	$–	$–	$–	$946,134	$946,134

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(166,773)	$(166,773)

Total	$–	$–	$–	$(166,773)	$(166,773)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment

22 | DECEMBER 31, 2010

advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the year.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

24 | DECEMBER 31, 2010

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Enterprise Portfolio	All Asset Levels	0.64

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010, Janus Capital assumed $64,973 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $53,833 was paid by the Trust during the fiscal year ended December 31, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Aspen Enterprise Portfolio
Janus Cash Liquidity Fund LLC	$140,127,336	$(103,017,628)	$44,539	$46,699,729

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Enterprise Portfolio(1)	$–	$–	$(138,383,104)	$–	$(18,283)	$229,020,577

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	December 31,	Accumulated
Portfolio	2011	2017	Capital Losses

Janus Aspen Enterprise Portfolio(1)	$(24,166,141)	$(114,216,963)	$(138,383,104)

(1)	Capital loss carryover is subject to annual limitations.

26 | DECEMBER 31, 2010

During the fiscal year ended December 31, 2010, the following capital loss carryover was utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Enterprise Portfolio	$33,779,964

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Enterprise Portfolio	$416,233,148	$233,958,603	$(4,938,026)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio	$239,123	$–	$–	$(598,013)

For the fiscal year ended December 31, 2009

Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Enterprise Portfolio	$–	$–	$–	$–

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Enterprise Portfolio
(all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	638	1,200
Reinvested dividends and distributions	8	–
Shares repurchased	(2,509)	(2,275)
Net Increase/(Decrease) in Portfolio Shares	(1,863)	(1,075)
Shares Outstanding, Beginning of Period	12,052	13,127
Shares Outstanding, End of Period	10,189	12,052
Transactions in Portfolio Shares – Service Shares
Shares sold	1,101	1,248
Reinvested dividends and distributions	–	–
Shares repurchased	(2,025)	(2,821)
Net Increase/(Decrease) in Portfolio Shares	(924)	(1,573)
Shares Outstanding, Beginning of Period	7,419	8,992
Shares Outstanding, End of Period	6,495	7,419

Janus Aspen Series | 27

Notes to Financial Statements (continued)

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio	$136,009,717	$255,524,877	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

28 | DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Enterprise Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2011

Janus Aspen Series | 29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account

30 | DECEMBER 31, 2010

steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by

Janus Aspen Series | 31

Additional Information (unaudited) (continued)

Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

32 | DECEMBER 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

34 | DECEMBER 31, 2010

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 35

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 50 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees†

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	50	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	50	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

† William Cvengros joined the Board as a new Trustee effective January 1, 2011.

36 | DECEMBER 31, 2010

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John W. McCarter, Jr.* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	50	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	50	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	50**	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	50	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 20 funds. Including Janus Capital Funds Plc and the 50 funds comprising the Janus funds, Mr. Mullen oversees 70 funds.

Janus Aspen Series | 37

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	50	None

Martin H. Waldinger* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	50	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

38 | DECEMBER 31, 2010

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Portfolio Manager Janus Aspen Enterprise Portfolio	11/07-Present	Vice President of Janus Capital. Formerly, Assistant Portfolio Manager (2004-2007) for Enterprise Portfolio and Analyst (1999-2007) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 39

Notes

40 | DECEMBER 31, 2010

Notes

Janus Aspen Series | 41

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-221	109-02-81116 02-11

2010 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2012. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
We seek to identify the best opportunities across fixed income markets using a bottom-up, fundamentally-driven process that is focused on credit-oriented investments. We believe our approach, which focuses on credit, can generate risk-adjusted outperformance relative to peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

Performance Overview

During the 12-month period ended December 31, 2010, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 7.97% and 7.73%, respectively, compared to a 6.54% return for the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Market Environment

The U.S. economy continues on the path to recovery, but the path remains cluttered with unpredictable risks and outcomes. While corporate America shows signs of increasing strength, it is being partially offset by factors such as high unemployment and Europe’s sovereign debt problems. Investors are left contemplating the best means to participate in a market that remains highly event-driven and reactive to news flow.

Fears of inflation have put many investors on yellow alert and fueled a more volatile environment for fixed income. An example of this sentiment occurred in the fourth quarter of 2010, when intermediate-to-long dated U.S. Treasuries sold off sharply. The dramatic spike in rates was not a result of economic data indicating a rise in inflation; rather, it was a result of investors concluding that the extension of the Bush tax cuts, more stimulus spending, and quantitative easing by the Federal Reserve (Fed) would drive inflation well beyond previous expectations.

We do not believe that a significant spike in inflation is imminent. We view the economic landscape through individual company and credit analysis, both of which indicate that inflationary pressures remain in check. As the recovery gains momentum, the threat of inflation could be real. We also believe the consensus scenario around an upward trend in rates is likely to play out in the medium term, maintaining pressure in the fixed income markets. But it’s important to keep in mind that there is considerable slack in the employment and goods market, and deflationary pressures are still working their way through the system, mitigating upward price momentum. We will be watching closely for early signs of inflationary pressures and will be attempting to prepare the Portfolio accordingly.

In light of the market’s focus on inflation expectations, investors may begin to see notable divergences in the risk/reward profiles of fixed income. We believe one of the greatest and most under-appreciated risks relates to duration extension of the indices and thus an increase in overall interest rate risk. (Duration measures a bond’s sensitivity to changes in interest rates). The Barclays Capital U.S. Aggregate Bond Index duration increased 15% from 4.21 to 4.85 years over the last six months of 2010 with the most significant change coming from its mortgage-backed securities (MBS) component increasing 83% from 2.18 to 3.99 years. A slowdown in mortgage prepayments and upward movement in interest rates fueled the rise, along with increased issuance of U.S. government debt. This extension in duration increases risk across much of the fixed income spectrum, in our opinion. However, investors who use passive strategies linked to a benchmark are particularly exposed to the market’s increased risk profile.

Fortunately, we have the flexibility to allocate into areas where we think the risk/reward profile is more attractive. Though concerns about rising Treasury rates are timely, we do not believe all fixed income sectors are doomed to negative returns in 2011. For example, we continue to see considerable opportunity in corporate credits. In the investment grade arena, we believe there is ample room for spreads to tighten. In addition, the added yield associated with owning credit can offset some of the volatility in underlying interest rates. We also feel high yield corporate debt offers opportunities, particularly in shorter-duration offerings. There is additional return potential in lower quality debt and we are selectively stepping down the quality spectrum where corporate strength is evident. This enforces our emphasis on credit selection, which we think is critical to driving returns in this volatile and uncertain market.

2 | DECEMBER 31, 2010

(unaudited)

Overall, the fundamentals for many companies have improved, making us more positive on the opportunities ahead. While corporate deleveraging is likely to continue for years, some companies are nearing completion of their balance sheet restructuring and again enforces the value of individual credit selection. Balance sheets and liquidity are generally stronger, inventories are under control and many firms have cut costs and made operational improvements. All of this has helped drive profit margins to near 25-year highs. And management teams are gaining confidence in the recovery. Many firms are now looking to improve their margins through capital expenditures or mergers and acquisition – clear signs of an improving outlook.

In short, we think high-quality companies will continue benefitting in the recovery. In a post-recession world, companies are demonstrating renewed financial discipline with their balance sheets and more emphasis on returns to investors. This combination of corporate strength and discipline, in our opinion, is a very bullish sign for long-term credit investors.

Portfolio Overview

During the volatility and backup in interest rates we held our conviction that credit spreads would tighten further as corporate earnings continued to strengthen and balance sheet leverage declined. Our significant overweighting to corporate credit and our credit selections drove much of the Portfolio’s outperformance during the year. The fundamental backdrop remains positive for corporate credit in our view. Revenues continue to grow, margins continue to expand and corporations hold record levels of cash on their balance sheets. We believe the improving indicators of economic growth in the U.S. will benefit corporate earnings and ultimately help push underlying Treasury rates somewhat higher over time.

Given this, and the changing inflation expectations, we positioned the Portfolio for rising rates heading into the latter half of 2010 through shortening duration and holding an underweight position in Treasuries. Though we held beneficial positions in Real Estate Investment Trusts (REITs), our lack of exposure to commercial mortgage-backed securities (CMBS) weighed on comparable returns during the year.

Much of the duration contribution to the Portfolio, which stood at roughly 96% of the benchmark at year end, stemmed from our corporate credit holdings. While duration positioning is not a main source of alpha for us, we remain interest rate defensive and strive to minimize the effects of interest volatility on the Portfolio. (Alpha represents the value a portfolio manager has added when taking into account how much risk that was required to generate any excess return.) Our main focus remains on the selection of individual corporate credits, an area where we attempt to generate most of our alpha.

At times, the Portfolio may own various types of derivative instruments. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Contributors

Teck Resources, a Vancouver, Canada-based company that focuses on metallic coal mining, was our top contributor during the period. Due to an ill-timed acquisition in 2008 and the subsequent decline in commodity prices, the company found itself over-levered and eventually downgraded by the ratings agencies to high yield. Our fundamental analysis indicated that management was committed to regaining investment grade status as an important part of their long-term business strategy. Management accomplished their goal of returning to investment grade during the second half of 2010, leading the bonds to outperform.

Our holding in GE Capital, the financing arm of industrial conglomerate General Electric, was among our top contributors in 2010. As a relative value opportunity, the market discounted GE Capital’s bonds considerably wider than other AA rated securities due to GE Capital’s wholesale funded business model as opposed to the deposit driven model of traditional banks. As the wholesale funding market has recovered, so have investors comfort with GE Capital’s bonds. We like that management is reducing risk within their debt profile by rolling off poor performing assets and alleviating short-term funding needs. GE Capital’s funding ratios are now in line with peers and we expect their leadership in middle market business lending to benefit bond holders in the early stages of economic recovery.

Detractors

The top individual detractor during the period was Regions Financial Corp. We initially were attracted to this provider of commercial, retail and mortgage banking services given its improving credit performance, government support and new management team. The market became disappointed with Regions’ slower-than-expected pace of recovery and management surprised the street by terminating the firm’s risk management leadership without notice. Immediately afterwards, the firm was downgraded by a rating agency

Janus Aspen Series | 3

Janus Aspen Flexible Bond Portfolio (unaudited)

and the bonds underperformed. We subsequently exited the position.

Anadarko Petroleum, an oil and exploration production company, was among the top detractors for the Portfolio. As an existing holding, we exited our position following the oil spill in the Gulf of Mexico. We focused our analysis on Anadarko’s asset coverage relative to potential liability and were concerned that changes in maritime law following the Exxon Valdez spill could saddle Anadarko with a liability greater than anticipated. We subsequently missed a rally in the bonds, resulting in a relative detractor to performance.

Outlook

We have become more optimistic on the U.S. economy overall but remain cognizant of the challenges and valuations within fixed income. With the deleveraging process nearing completion for many companies, balance sheets remain strong and firms are now looking to facilitate margin expansion and growth. At the same time we should start to see an increase in shareholder friendly activity in the form of dividend increases and share repurchase programs. These early-stage shareholder friendly activities should not impair balance sheets given their strength, and should be a positive for fixed income investors. At this point in the U.S. recovery, costs have been cut, operational improvements have been made and inventories are under control.

With lackluster labor markets, one might assume that consumer spending would be the last area to recover. But the U.S. consumer remains resilient through the economic uncertainty, tight lending markets and an unemployment rate above 9%. The extension of the Bush tax rates appeared to bolstered confidence, and the consumer seems ready to help spur economic growth. In addition, the Fed’s aggressive stimulus programs have been designed to keep liquidity high in the system, rein in higher rates (which is not working) and allow businesses and consumers to refinance higher coupon debt. The programs should help improve overall credit creation. They have also targeted the mortgage market, aimed at encouraging risk-taking and more confidence in the economy. Ideally, strength in consumer-driven sectors will create sufficient momentum to keep the recovery rolling, sparking more hiring and creating a positive feedback loop.

Despite the U.S. consumer’s strength, the economy continues to face pockets of weakness, particularly in regional manufacturing and housing. The U.S. housing market continued to deteriorate in 2010 with declining investment and falling home prices. We think the large number of foreclosures and the shadow inventory will pressure prices for years. The employment situation also remains challenging with the jobless rate likely to stay elevated well into 2011. Other headwinds include the European sovereign debt problems, elevated fiscal deficits in the U.S. and the large financing needs of the U.S. government.

Inflation remains another area of concern. Pressures are rising in certain segments of the economy and businesses are seeing varying degrees of cost increases. However, inflation has stayed under control at the consumer level, despite meaningfully higher costs in oil and gasoline, as well as most foodstuffs. Core consumer prices are likely to remain tame until the housing market recovers enough to pressure owner’s equivalent rent, a big component of inflation. In addition, a significant improvement in hiring as well as wages would spur more inflation concerns. The dramatic jump in rates in December enforces the argument that the market seems more focused on inflation expectations than fundamental indicators of rising prices. We will be paying close attention to the inputs into the inflation outlook as well as monitoring inflation expectations to help navigate market volatility.

In terms of positioning, we remain overweight corporate credit, selectively stepping down in the ratings spectrum to lower-rated, potentially higher yielding opportunities only if they fit our stringent criteria for inclusion in the Portfolio. We will not compromise on quality to “stretch” for yield. We maintained a zero weight to agencies at the end of the period as we saw limited value in the sector relative to Treasuries. We also finished the period without an allocation to mortgages. Our concerns with mortgages center around duration extension due to slowing prepayments and challenging valuations due to narrow spreads. In recent months, we have seen the duration concerns play out to some extent and we will continue to monitor mortgages carefully for attractive entry points. We maintained a modest weight in Treasuries to insure against a fear driven flight to safety through period end.

Given the high levels of market volatility and economic uncertainty, we believe that individual security selection will be the most important driver of returns for bond investors. As always, we will continue to focus on opportunities that offer the best risk-adjusted returns.

Thank you for entrusting your assets to us and your investment in Janus Aspen Flexible Bond Portfolio.

4 | DECEMBER 31, 2010

(unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
December 31, 2010

Weighted Average Maturity	6.3 Years
Average Effective Duration*	4.6 Years
30-day Current Yield**
Institutional Shares
Without Reimbursement	2.97%
With Reimbursement	2.99%
Service Shares
Without Reimbursement	2.72%
With Reimbursement	2.75%
Number of Bonds/Notes	297

*	A theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Investment Securities)
December 31, 2010

AAA	28.0%
AA	5.0%
A	14.2%
BBB	32.4%
BB	15.7%
B	4.5%
Other	0.2%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2010

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 0.7% of total net assets.

Janus Aspen Series | 5

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the fiscal year ended December 31, 2010					Expense Ratios – per the May 1, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio – Institutional Shares	7.97%	7.65%	6.86%	7.42%	0.59%	0.55%(a)

Janus Aspen Flexible Bond Portfolio – Service Shares	7.73%	7.40%	6.60%	7.20%	0.84%	0.80%(b)

Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	6.05%

Lipper Quartile – Institutional Shares	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	16/79	6/62	3/36	1/14

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

See important disclosures on the next page.

6 | DECEMBER 31, 2010

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Janus Aspen Series | 7

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,024.90	$2.86

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,023.10	$4.13

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.13

†	Expenses are equal to the annualized expense ratio of 0.56% for Institutional Shares and 0.81% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | DECEMBER 31, 2010

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Bank Loans – 2.2%
Aerospace and Defense – 0.5%

$2,165,000	TransDigm Group Inc. 5.0000%, 12/6/16‡	$2,184,420
Automotive – Cars and Light Trucks – 0.2%
580,306	Ford Motor Co. 3.0200%, 12/15/13‡	578,994

233,138	Ford Motor Co. 3.0400%, 12/15/13‡	232,611
		811,605
Data Processing and Management – 0.1%

339,150	Fidelity National Information 5.2500%, 7/18/16‡	342,962
Retail – Apparel and Shoe – 0.9%
2,206,740	Phillips-Van Heusen Corp. 0%, 5/6/16 (a),‡	2,233,773

2,041,716	Phillips-Van Heusen Corp. 4.7500%, 5/6/16‡	2,066,727
		4,300,500
Retail – Restaurants – 0.5%
113,471	DineEquity, Inc. 0%, 10/19/17 (a),‡	115,065

2,346,320	DineEquity, Inc. 6.0000%, 10/19/17‡	2,379,286
		2,494,351

Total Bank Loans (cost $10,122,083)		10,133,838

Corporate Bonds – 67.8%
Advertising Services – 0.4%
197,000	WPP Finance UK 5.8750%, 6/15/14	212,844

1,295,000	WPP Finance UK 8.0000%, 9/15/14	1,489,829
		1,702,673
Agricultural Chemicals – 0.3%
870,000	Incitec Pivot, Ltd. 4.0000%, 12/7/15 (144A)	847,924

563,000	Mosaic Co. 7.6250%, 12/1/16 (144A)	605,799
		1,453,723
Airlines – 0.1%

509,000	Southwest Airlines Co. 5.2500%, 10/1/14	535,334
Automotive – Cars and Light Trucks – 0.6%
1,284,000	Daimler Finance North America LLC 6.5000%, 11/15/13	1,453,577

1,057,000	Ford Motor Co. 7.4500%, 7/16/31	1,132,311
		2,585,888
Beverages – Non-Alcoholic – 1.5%
4,345,000	The Coca-Cola Co. 0.7500%, 11/15/13	4,288,715

2,938,000	The Coca-Cola Co. 1.5000%, 11/15/15	2,820,016
		7,108,731
Brewery – 0.6%
1,255,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	1,435,212

1,224,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	1,523,082
		2,958,294
Building – Residential and Commercial – 0.3%
463,000	D.R. Horton, Inc. 7.8750%, 8/15/11	479,205

663,000	MDC Holdings, Inc. 5.3750%, 12/15/14	667,943
		1,147,148
Building Products – Cement and Aggregate – 1.5%
167,000	CRH America, Inc. 5.6250%, 9/30/11	172,265
631,000	CRH America, Inc. 4.1250%, 1/15/16	626,968
937,000	CRH America, Inc. 8.1250%, 7/15/18	1,083,080
2,328,000	CRH America, Inc. 5.7500%, 1/15/21	2,301,482
1,595,000	Hanson, Ltd. 6.1250%, 8/15/16	1,626,900

999,000	Holcim U.S. Finance (U.S. Shares) 6.0000%, 12/30/19 (144A)	1,037,406
		6,848,101
Cable Television – 0.4%

1,891,000	Comcast Corp. 5.1500%, 3/1/20	1,986,201
Chemicals – Diversified – 1.8%
515,000	Dow Chemical Co. 7.6000%, 5/15/14	593,995
2,968,000	Dow Chemical Co. 8.5500%, 5/15/19	3,719,640
1,765,000	Dow Chemical Co. 4.2500%, 11/15/20	1,690,690

1,907,000	LBI Escrow Corp. 8.0000%, 11/1/17 (144A)	2,109,619
		8,113,944
Chemicals – Specialty – 0.4%

1,789,000	Ashland, Inc. 9.1250%, 6/1/17	2,061,823
Coal – 0.1%

301,000	Peabody Energy Corp. 6.5000%, 9/15/20	321,318
Coatings and Paint Products – 0.3%

1,372,000	RPM International, Inc. 6.1250%, 10/15/19	1,421,259
Commercial Banks – 3.5%
1,368,000	American Express Bank FSB 5.5000%, 4/16/13	1,474,421
2,326,000	CIT Group, Inc. 7.0000%, 5/1/13	2,372,520
938,000	Credit Suisse New York 5.0000%, 5/15/13	1,009,553
1,075,000	Credit Suisse New York 5.5000%, 5/1/14	1,178,901

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Commercial Banks – (continued)

$802,000	Discover Bank 8.7000%, 11/18/19	$944,045
910,000	Discover Bank 7.0000%, 4/15/20	978,288
2,237,000	HSBC USA, Inc. 5.0000%, 9/27/20	2,165,358
2,942,000	Royal Bank of Scotland PLC 3.9500%, 9/21/15	2,892,080
2,237,000	SVB Financial Group 5.3750%, 9/15/20	2,151,057

1,071,000	Zions Bancorporation 7.7500%, 9/23/14	1,116,528
		16,282,751
Computer Services – 0.2%

761,000	Affiliated Computer Services, Inc. 5.2000%, 6/1/15	807,590
Computers – Memory Devices – 0.6%
1,292,000	Seagate Technology 6.3750%, 10/1/11	1,325,915

1,035,000	Seagate Technology 10.0000%, 5/1/14 (144A)	1,213,537
		2,539,452
Containers – Metal and Glass – 0.6%
463,000	Ball Corp. 7.1250%, 9/1/16	498,882
638,000	Ball Corp. 6.6250%, 3/15/18	650,760
514,000	Ball Corp. 7.3750%, 9/1/19	552,550

1,170,000	Ball Corp. 5.7500%, 5/15/21	1,131,975
		2,834,167
Data Processing and Management – 0.9%
1,489,000	Fiserv, Inc. 3.1250%, 10/1/15	1,474,381

2,639,000	Fiserv, Inc. 4.6250%, 10/1/20	2,563,221
		4,037,602
Diversified Banking Institutions – 5.3%
2,265,000	Bank of America Corp. 5.6250%, 7/1/20	2,309,149
1,965,000	Citigroup, Inc. 5.0000%, 9/15/14	2,032,749
998,000	Citigroup, Inc. 4.7500%, 5/19/15	1,045,003
4,107,000	Citigroup, Inc. 5.3750%, 8/9/20	4,267,202
1,831,000	GMAC, Inc. 6.8750%, 9/15/11	1,881,352
463,000	Goldman Sachs Group, Inc. 3.7000%, 8/1/15	471,756
3,309,000	Goldman Sachs Group, Inc. 5.3750%, 3/15/20	3,419,392
1,271,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	1,419,384
1,043,000	JPMorgan Chase & Co. 4.4000%, 7/22/20	1,026,569
1,572,000	JPMorgan Chase & Co. 4.2500%, 10/15/20	1,535,294
2,005,000	Morgan Stanley 4.0000%, 7/24/15	2,015,396
858,000	Morgan Stanley 3.4500%, 11/2/15	836,512
913,000	Morgan Stanley 5.6250%, 9/23/19	930,971

1,048,000	Morgan Stanley 5.5000%, 7/24/20	1,058,767
		24,249,496
Diversified Financial Services – 2.4%
535,000	General Electric Capital Corp. 4.8000%, 5/1/13	571,963
750,000	General Electric Capital Corp. 5.9000%, 5/13/14	830,069
3,742,000	General Electric Capital Corp. 6.0000%, 8/7/19	4,163,315
3,015,000	General Electric Capital Corp. 5.5000%, 1/8/20	3,224,503

1,936,000	General Electric Capital Corp. 6.8750%, 1/10/39	2,237,358
		11,027,208
Diversified Minerals – 1.5%
2,273,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	2,329,825
509,000	Teck Resources, Ltd. 7.0000%, 9/15/12	541,334
452,000	Teck Resources, Ltd. 9.7500%, 5/15/14	565,249
959,000	Teck Resources, Ltd. 5.3750%, 10/1/15	1,053,044
365,000	Teck Resources, Ltd. 10.2500%, 5/15/16	451,688
3,000	Teck Resources, Ltd. 10.7500%, 5/15/19	3,900
1,311,000	Teck Resources, Ltd. 6.1250%, 10/1/35	1,411,442

706,000	Vale Overseas, Ltd. 4.6250%, 9/15/20	698,999
		7,055,481
Diversified Operations – 0.7%
720,000	SPX Corp 7.6250%, 12/15/14	783,000

2,175,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	2,338,488
		3,121,488
Electric – Integrated – 2.1%
871,000	CMS Energy Corp. 8.5000%, 4/15/11	887,828
857,000	CMS Energy Corp. 1.2391%, 1/15/13‡	840,931
1,264,000	CMS Energy Corp. 4.2500%, 9/30/15	1,251,590
876,000	CMS Energy Corp. 5.0500%, 2/15/18	866,175
892,000	Monongahela Power Co. 6.7000%, 6/15/14	989,008

See Notes to Schedule of Investments and Financial Statements

10 | DECEMBER 31, 2010

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Electric – Integrated – (continued)

$415,000	Pacific Gas & Electric Co. 4.8000%, 3/1/14	$445,986
1,174,000	Public Service Company of Colorado 3.2000%, 11/15/20	1,106,945
1,090,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	1,171,479

2,257,000	Xcel Energy, Inc. 4.7000%, 5/15/20	2,323,579
		9,883,521
Electronic Components – Semiconductors – 1.2%
878,000	National Semiconductor Corp. 6.1500%, 6/15/12	934,281
2,587,000	National Semiconductor Corp. 3.9500%, 4/15/15	2,634,803

1,820,000	National Semiconductor Corp. 6.6000%, 6/15/17	2,010,652
		5,579,736
Electronic Connectors – 0.5%

2,160,000	Amphenol Corp. 4.7500%, 11/15/14	2,307,567
Electronic Measuring Instruments – 0.1%

670,000	Agilent Technologies, Inc. 2.5000%, 7/15/13	677,855
Electronics – Military – 1.5%
319,000	L-3 Communications Corp. 5.8750%, 1/15/15	324,981
4,532,000	L-3 Communications Corp. 6.3750%, 10/15/15	4,667,960
633,000	L-3 Communications Corp. 5.2000%, 10/15/19	643,521

1,055,000	L-3 Communications Corp. 4.7500%, 7/15/20	1,036,518
		6,672,980
Enterprise Software/Services – 0.3%

1,083,000	BMC Software, Inc. 7.2500%, 6/1/18	1,252,935
Finance – Auto Loans – 0.7%
720,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	744,153
704,000	Ford Motor Credit Co. LLC 7.5000%, 8/1/12	748,499
1,418,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	1,490,305

300,000	Hyundai Capital America 3.7500%, 4/6/16 (144A)	294,638
		3,277,595
Finance – Credit Card – 0.4%
1,381,000	American Express Co. 6.8000%, 9/1/66‡	1,367,190

574,000	American Express Credit Co. 7.3000%, 8/20/13	646,816
		2,014,006
Finance – Investment Bankers/Brokers – 1.8%
842,000	Charles Schwab Corp. 4.4500%, 7/22/20	838,746
1,168,000	Jefferies Group, Inc. 3.8750%, 11/9/15	1,148,032
1,054,000	Jefferies Group, Inc. 8.5000%, 7/15/19	1,205,123
1,252,000	Lazard Group LLC 7.1250%, 5/15/15	1,348,149
642,000	Schwab Capital Trust I 7.5000%, 11/15/37‡	664,110
2,278,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	2,355,666

788,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	825,200
		8,385,026
Finance – Other Services – 0.3%

1,370,000	CME Group, Inc. 5.7500%, 2/15/14	1,516,928
Food – Meat Products – 1.3%
320,000	Smithfield Foods, Inc. 7.7500%, 5/15/13	341,000

4,939,000	Tyson Foods, Inc. 7.3500%, 4/1/16‡	5,417,466
		5,758,466
Food – Miscellaneous/Diversified – 2.1%
1,809,000	Corn Products International, Inc. 3.2000%, 11/1/15	1,814,503
1,467,000	Corn Products International, Inc. 6.6250%, 4/15/37	1,533,473
1,143,000	Del Monte Corp. 6.7500%, 2/15/15	1,167,289
292,000	Dole Food Co., Inc. 13.8750%, 3/15/14	356,535
1,305,000	Kraft Foods, Inc. 2.6250%, 5/8/13	1,342,085
1,225,000	Kraft Foods, Inc. 5.3750%, 2/10/20	1,318,430

1,802,000	Kraft Foods, Inc. 6.5000%, 2/9/40	2,019,373
		9,551,688
Gas – Distribution – 0.1%

257,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	278,751
Gold Mining – 0.2%

889,000	Gold Fields Orogen Holding BVI, Ltd. 4.8750%, 10/7/20 (144A)	850,448
Hotels and Motels – 1.4%
960,000	Hyatt Hotels Corp. 5.7500%, 8/15/15 (144A)	1,004,109
309,000	Hyatt Hotels Corp. 6.8750%, 8/15/19 (144A)	337,802
1,353,000	Marriott International, Inc. 4.6250%, 6/15/12	1,406,909
379,000	Marriott International, Inc. 5.6250%, 2/15/13	406,473
268,000	Starwood Hotels & Resorts Worldwide, Inc. 7.8750%, 10/15/14	304,180
351,000	Starwood Hotels & Resorts Worldwide, Inc. 6.7500%, 5/15/18	384,345
1,440,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	1,591,200

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Hotels and Motels – (continued)

$1,187,000	Wyndham Worldwide Corp. 5.7500%, 2/1/18	$1,206,985
		6,642,003
Investment Management and Advisory Services – 1.0%
1,139,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	1,345,881
527,000	Ameriprise Financial, Inc. 5.3000%, 3/15/20	554,435
1,490,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	1,549,600

1,034,000	FMR LLC 6.4500%, 11/15/39 (144A)	983,395
		4,433,311
Life and Health Insurance – 0.1%

381,000	Prudential Financial, Inc. 4.7500%, 6/13/15	401,413
Medical – Biomedical and Genetic – 1.0%
653,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16	708,505
1,065,000	Celgene Corp. 2.4500%, 10/15/15	1,034,464
1,480,000	Celgene Corp. 3.9500%, 10/15/20	1,407,088
671,000	Genzyme Corp. 3.6250%, 6/15/15	688,872

840,000	Genzyme Corp. 5.0000%, 6/15/20	881,887
		4,720,816
Medical – Drugs – 0.2%

819,000	Abbott Laboratories 4.1250%, 5/27/20	832,703
Medical – Hospitals – 0.4%

1,721,000	HCA, Inc. 9.2500%, 11/15/16	1,836,092
Medical – Wholesale Drug Distributors – 0.1%

525,000	McKesson Corp. 6.5000%, 2/15/14	589,826
Medical Labs and Testing Services – 0.3%

1,204,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	1,400,058
Medical Products – 0.5%
890,000	CareFusion Corp. 4.1250%, 8/1/12	927,266

1,132,000	Hospira, Inc. 6.4000%, 5/15/15	1,281,662
		2,208,928
Metal – Copper – 0.6%
1,306,000	Freeport-McMoRan Copper & Gold, Inc. 8.2500%, 4/1/15	1,376,197

1,412,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	1,562,025
		2,938,222
Metal Processors and Fabricators – 0.1%

309,000	Timken Co. 6.0000%, 9/15/14	340,141
Multi-Line Insurance – 1.4%
1,459,000	American International Group, Inc. 6.4000%, 12/15/20	1,530,796
1,363,000	MetLife, Inc. 2.3750%, 2/6/14	1,369,469
594,000	MetLife, Inc. 6.7500%, 6/1/16	689,018
695,000	MetLife, Inc. 7.7170%, 2/15/19	853,273
1,160,000	MetLife, Inc. 4.7500%, 2/8/21	1,184,387

590,000	MetLife, Inc. 5.8750%, 2/6/41	622,053
		6,248,996
Multimedia – 0.8%
2,041,000	NBC Universal, Inc. 2.8750%, 4/1/16 (144A)	1,993,971
1,177,000	NBC Universal, Inc. 5.9500%, 4/1/41 (144A)	1,176,880

614,000	Time Warner, Inc. 3.1500%, 7/15/15	623,835
		3,794,686
Non-Hazardous Waste Disposal – 0.3%

1,248,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	1,321,320
Office Automation and Equipment – 0.2%
171,000	Xerox Corp. 5.6500%, 5/15/13	185,341
418,000	Xerox Corp. 8.2500%, 5/15/14	487,919

371,000	Xerox Corp. 5.6250%, 12/15/19	397,689
		1,070,949
Oil and Gas Drilling – 0.6%
2,511,000	Nabors Industries, Inc. 5.0000%, 9/15/20 (144A)	2,435,778

340,000	Noble Holding International, Ltd. 3.4500%, 8/1/15	347,202
		2,782,980
Oil Companies – Exploration and Production – 0.5%
1,570,000	Forest Oil Corp. 8.0000%, 12/15/11	1,640,650

753,000	Forest Oil Corp. 8.5000%, 2/15/14	822,653
		2,463,303
Oil Companies – Integrated – 0.8%
2,555,000	BP Capital Markets PLC 3.1250%, 10/1/15	2,553,245

1,181,000	BP Capital Markets PLC 4.5000%, 10/1/20	1,178,152
		3,731,397
Oil Refining and Marketing – 0.6%
1,041,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	1,167,701

1,733,000	NuStar Logistics L.P. 4.8000%, 9/1/20	1,680,762
		2,848,463

See Notes to Schedule of Investments and Financial Statements

12 | DECEMBER 31, 2010

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Paper and Related Products – 0.7%
$683,000	Georgia-Pacific LLC 7.1250%, 1/15/17 (144A)	$727,395

2,335,000	Georgia-Pacific LLC 5.4000%, 11/1/20 (144A)	2,308,565
		3,035,960
Pharmacy Services – 0.3%

1,279,000	Express Scripts, Inc. 6.2500%, 6/15/14	1,429,873
Pipelines – 2.9%
1,484,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	1,459,609
264,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	276,986
936,000	Energy Transfer Equity L.P. 7.5000%, 10/15/20	964,080
514,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	563,816
510	Kern River Funding Corp. 4.8930%, 4/30/18‡,§	526
325,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	357,927
2,239,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,266,988
332,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	412,010
1,949,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	2,013,859
2,936,000	TransCanada Pipelines, Ltd. 3.8000%, 10/1/20	2,865,028
532,000	Williams Partners L.P. 3.8000%, 2/15/15	549,770

1,463,000	Williams Partners L.P. 4.1250%, 11/15/20	1,385,738
		13,116,337
Property and Casualty Insurance – 0.1%

681,000	Fidelity National Financial, Inc. 6.6000%, 5/15/17	679,469
Publishing – Newspapers – 0.1%

235,000	Gannett Co., Inc. 6.3750%, 9/1/15 (144A)	236,763
Publishing – Periodicals – 0.5%

2,271,000	United Business Media Ltd. 5.7500%, 11/3/20 (144A)	2,180,296
Real Estate Management/Services – 1.0%
1,075,000	AMB Property L.P. 6.1250%, 12/1/16	1,169,380
1,487,000	AMB Property L.P. 4.0000%, 1/15/18	1,411,697
1,046,000	AMB Property L.P. 6.6250%, 12/1/19	1,147,628

1,061,000	CB Richard Ellis Services, Inc. 6.6250%, 10/15/20 (144A)	1,061,000
		4,789,705
Real Estate Operating/Development – 0.3%

1,487,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	1,427,577
Reinsurance – 1.5%
2,160,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12	2,246,374
1,582,000	Berkshire Hathaway, Inc. 1.4000%, 2/10/12	1,593,628
1,582,000	Berkshire Hathaway, Inc. 2.1250%, 2/11/13	1,615,735

1,607,000	Berkshire Hathaway, Inc. 3.2000%, 2/11/15	1,658,231
		7,113,968
REIT – Apartments – 0.3%

1,177,000	BRE Properties, Inc. 5.2000%, 3/15/21	1,187,577
REIT – Diversified – 0.2%

886,000	Goodman Funding Pty Ltd. 6.3750%, 11/12/20 (144A)	849,807
REIT – Health Care – 0.8%
892,000	Senior Housing Properties Trust 6.7500%, 4/15/20	942,175
1,062,000	Ventas Realty L.P. / Ventas Capital Corp. 3.1250%, 11/30/15	1,023,222
589,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	612,531
977,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	1,016,031

249,000	Ventas Realty L.P. / Ventas Capital Corp. 6.7500%, 4/1/17	260,901
		3,854,860
REIT – Hotels – 0.7%
775,000	Host Hotels & Resorts L.P. 7.1250%, 11/1/13	786,625

2,174,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	2,220,197
		3,006,822
REIT – Office Property – 0.7%
528,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	543,903

2,543,000	Reckson Operating Partnership L.P. 7.7500%, 3/15/20	2,721,010
		3,264,913
REIT – Regional Malls – 1.1%
2,525,000	The Rouse Company L.P. 6.7500%, 5/1/13 (144A)	2,616,531

2,152,000	The Rouse Company L.P. 6.7500%, 11/9/15	2,227,320
		4,843,851
REIT – Warehouse and Industrial – 0.3%
1,292,000	ProLogis 6.6250%, 5/15/18	1,371,837

104,000	ProLogis 6.8750%, 3/15/20	110,419
		1,482,256
Resorts and Theme Parks – 0.5%

2,115,000	Vail Resorts, Inc. 6.7500%, 2/15/14	2,141,438

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 13

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Retail – Apparel and Shoe – 0.2%

$1,064,000	Phillips-Van Heusen Corp. 7.3750%, 5/15/20	$1,130,500
Retail – Auto Parts – 0.3%

1,464,000	AutoZone, Inc. 4.0000%, 11/15/20	1,382,707
Retail – Computer Equipment – 0%

153,000	GameStop Corp. 8.0000%, 10/1/12	156,443
Retail – Propane Distribution – 0.1%

586,000	Amerigas Partners L.P. 7.2500%, 5/20/15	602,115
Retail – Regional Department Stores – 0.8%
482,000	JC Penney Corp., Inc. 9.0000%, 8/1/12	521,765
694,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	733,905
1,499,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	1,600,182

797,000	Macy’s Retail Holdings, Inc. 6.9000%, 4/1/29	783,053
		3,638,905
Retail – Restaurants – 0.6%
1,486,000	Brinker International 5.7500%, 6/1/14	1,561,783

1,276,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	1,365,888
		2,927,671
Steel – Producers – 0.8%
347,000	ArcelorMittal 5.3750%, 6/1/13	368,845
2,249,000	ArcelorMittal 5.2500%, 8/5/20	2,223,413

1,103,000	Steel Dynamics, Inc. 7.6250%, 3/15/20 (144A)	1,180,210
		3,772,468
Super-Regional Banks – 0.7%
473,000	Comerica, Inc. 3.0000%, 9/16/15	467,596
617,000	National City Corp. 6.8750%, 5/15/19	692,741
533,000	PNC Funding Corp. 3.6250%, 2/8/15	551,097
798,000	PNC Funding Corp. 5.1250%, 2/8/20	831,749

527,000	Wells Fargo & Co. 3.6250%, 4/15/15	546,469
		3,089,652
Telecommunication Services – 0.2%

784,000	Virgin Media Secured Finance PLC 6.5000%, 1/15/18	825,160
Telephone – Integrated – 2.1%
551,000	Qwest Communications International, Inc. 7.5000%, 2/15/14	557,887
4,826,000	Qwest Communications International, Inc. 7.1250%, 4/1/18 (144A)	4,994,910
2,860,000	Sprint Capital Corp. 7.6250%, 1/30/11	2,867,150

1,058,000	Sprint Capital Corp. 8.3750%, 3/15/12	1,118,835
		9,538,782
Television – 0.4%
1,378,000	CBS Corp. 8.2000%, 5/15/14	1,607,423

414,000	CBS Corp. 4.3000%, 2/15/21	393,105
		2,000,528
Toys – 0.1%

346,000	Mattel, Inc. 4.3500%, 10/1/20	335,287
Transportation – Railroad – 0.9%
631,113	CSX Corp. 8.3750%, 10/15/14	734,155
155,000	Kansas City Southern de Mexico S.A. de C.V. 7.3750%, 6/1/14	161,975
2,217,000	Kansas City Southern de Mexico S.A. de C.V. 8.0000%, 2/1/18	2,399,902
756,000	Kansas City Southern de Mexico S.A. de C.V. 6.6250%, 12/15/20 (144A)	757,890

222,000	Kansas City Southern Railway 13.0000%, 12/15/13	264,180
		4,318,102
Transportation – Services – 0.6%
2,359,000	Asciano Finance, Ltd. 4.6250%, 9/23/20 (144A)	2,187,741

640,000	Ryder System, Inc. 3.6000%, 3/1/16	638,044
		2,825,785
Transportation – Truck – 0.5%

2,236,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	2,208,683

Total Corporate Bonds (cost $303,425,770)		312,207,041

Preferred Stock – 0.1%
Diversified Banking Institutions – 0.1%
22,325	Citigroup Capital, 0% (cost $558,125)	600,766

U.S. Treasury Notes/Bonds – 27.6%
	U.S. Treasury Notes/Bonds:
$570,000	0.8750%, 3/31/11	570,935
1,935,000	0.8750%, 5/31/11	1,940,519
1,577,000	1.1250%, 6/30/11	1,584,268
2,885,000	1.0000%, 10/31/11	2,901,903
570,000	1.0000%, 12/31/11	573,718
2,252,000	1.1250%, 1/15/12**	2,270,034
9,716,000	0.8750%, 1/31/12	9,770,274
4,296,000	4.6250%, 2/29/12	4,506,268
12,841,000	0.8750%, 2/29/12	12,915,735
3,202,000	1.3750%, 5/15/12	3,244,526
331,000	1.5000%, 7/15/12	336,495
4,246,000	0.6250%, 7/31/12	4,257,592
806,000	1.3750%, 1/15/13	818,279
3,466,000	1.3750%, 2/15/13	3,518,260
363,000	1.7500%, 4/15/13	371,338
8,253,000	1.1250%, 6/15/13	8,320,675
13,535,000	1.0000%, 7/15/13**	13,601,592

See Notes to Schedule of Investments and Financial Statements

14 | DECEMBER 31, 2010

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

$725,000	0.7500%, 8/15/13	$723,528
815,000	2.7500%, 10/31/13	856,705
4,963,000	1.7500%, 1/31/14	5,066,915
830,000	1.8750%, 2/28/14	849,971
574,000	1.7500%, 3/31/14	585,256
4,034,000	2.2500%, 5/31/14**	4,172,983
1,969,000	2.6250%, 7/31/14	2,059,296
1,085,000	2.3750%, 8/31/14	1,123,993
2,976,000	2.3750%, 9/30/14	3,082,484
724,000	2.6250%, 12/31/14	754,939
2,600,000	2.2500%, 1/31/15	2,669,061
3,837,000	2.3750%, 2/28/15	3,954,527
1,808,000	2.5000%, 3/31/15	1,871,425
2,261,579	0.5000%, 4/15/15ÇÇ	2,311,759
2,385,000	2.5000%, 4/30/15	2,465,680
7,024,000	2.1250%, 5/31/15	7,135,963
170,000	1.8750%, 6/30/15	170,677
2,028,000	1.7500%, 7/31/15	2,021,510
415,000	1.2500%, 9/30/15	402,647
220,000	1.2500%, 10/31/15	212,919
921,599	1.2500%, 7/15/20ÇÇ	943,631
1,539,000	2.6250%, 11/15/20	1,451,709
1,455,000	5.2500%, 2/15/29	1,668,703
714,000	4.3750%, 11/15/39	717,793
1,712,000	4.6250%, 2/15/40	1,793,320
420,000	4.3750%, 5/15/40	422,033
2,835,000	3.8750%, 8/15/40	2,611,301
3,662,000	4.2500%, 11/15/40	3,602,493

Total U.S. Treasury Notes/Bonds (cost $125,809,842)		127,205,632

Short-Term Taxable Variable Rate Demand Note – 0.3%
1,070,000	State of California Build America Bonds – Variable Purpose, 7.5500%, 4/1/39 (cost $1,172,018)	1,109,740

Money Market – 1.2%
5,499,767	Janus Cash Liquidity Fund LLC, 0%, (cost $5,499,767)	5,499,767

Total Investments (total cost $446,587,605) – 99.2%		456,756,784

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		3,656,976

Net Assets – 100%		$460,413,760

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$6,215,297	1.4%
Canada	8,593,424	1.9%
Cayman Islands	3,585,653	0.8%
Luxembourg	5,968,152	1.3%
Mexico	3,319,767	0.7%
Switzerland	2,188,454	0.5%
United Kingdom	10,778,210	2.3%
United States††	415,257,379	90.9%
Virgin Islands (British)	850,448	0.2%

Total	$456,756,784	100.0%

††	Includes Cash Equivalents (89.7% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 15

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of December 31, 2010	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$446,588
Unaffiliated investments at value	$451,257
Affiliated investments at value	5,500
Cash	100
Receivables:
Portfolio shares sold	680
Dividends	4
Interest	4,819
Non-interested Trustees’ deferred compensation	13
Other assets	53
Total Assets	462,426
Liabilities:
Payables:
Investments purchased	1,515
Portfolio shares repurchased	193
Dividends	–
Advisory fees	194
Distribution fees and shareholder servicing fees	20
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	13
Accrued expenses and other payables	74
Total Liabilities	2,012
Net Assets	$460,414
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$423,557
Undistributed net investment income*	1,820
Undistributed net realized gain from investment and foreign currency transactions*	24,867
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,170
Total Net Assets	$460,414
Net Assets - Institutional Shares	$368,544
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	29,028
Net Asset Value Per Share	$12.70
Net Assets - Service Shares	$91,870
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,784
Net Asset Value Per Share	$13.54

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2010

Statement of Operations

Janus Aspen
Flexible
For the fiscal year ended December 31, 2010	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$19,971
Dividends from affiliates	25
Fee income	10
Total Investment Income	20,006
Expenses:
Advisory fees	2,259
Shareholder reports expense	30
Transfer agent fees and expenses	1
Registration fees	33
Custodian fees	18
Professional fees	49
Non-interested Trustees’ fees and expenses	11
Distribution fees and shareholder servicing fees - Service Shares	209
Other expenses	40
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	2,650
Expense and Fee Offset	–
Net Expenses	2,650
Less: Excess Expense Reimbursement	(7)
Net Expenses after Expense Reimbursement	2,643
Net Investment Income	17,363
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	25,289
Net realized loss from futures contracts	(348)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,929)
Net Gain/(Loss) on Investments	15,012
Net Increase in Net Assets Resulting from Operations	$32,375

See Notes to Financial Statements.

Janus Aspen Series | 17

Statements of Changes in Net Assets

	Janus Aspen
	Flexible Bond
	Portfolio
For the fiscal years ended December 31(all numbers in thousands)	2010	2009

Operations:
Net investment income	$17,363	$16,474
Net realized gain from investment and foreign currency transactions	25,289	12,417
Net realized gain/(loss) from futures contracts	(348)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,929)	14,659
Net Increase in Net Assets Resulting from Operations	32,375	43,550
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(14,107)	(13,671)
Service Shares	(2,951)	(2,429)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	(10,003)	(278)
Service Shares	(2,120)	(42)
Net Decrease from Dividends and Distributions	(29,181)	(16,420)
Capital Share Transactions:
Shares Sold
Institutional Shares	91,562	44,473
Service Shares	32,625	49,484
Reinvested Dividends and Distributions
Institutional Shares	24,110	13,948
Service Shares	5,071	2,472
Shares Repurchased
Institutional Shares	(53,660)	(86,402)
Service Shares	(20,247)	(16,094)
Net Increase from Capital Share Transactions	79,461	7,881
Net Increase in Net Assets	82,655	35,011
Net Assets:
Beginning of period	377,759	342,748
End of period	$460,414	$377,759

Undistributed Net Investment Income*	$1,820	$1,523

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

18 | DECEMBER 31, 2010

Financial Highlights

Institutional Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$12.56	$11.61	$11.46	$11.24	$11.36
Income from Investment Operations:
Net investment income	.49	.57	.53	.53	.54
Net gain/(loss) on investments (both realized and unrealized)	.51	.94	.14	.24	(.08)
Total from Investment Operations	1.00	1.51	.67	.77	.46
Less Distributions and Other:
Dividends (from net investment income)*	(.50)	(.55)	(.52)	(.55)	(.56)
Distributions (from capital gains)*	(.36)	(.01)	–	–	(.02)
Total Distributions and Other	(.86)	(.56)	(.52)	(.55)	(.58)
Net Asset Value, End of Period	$12.70	$12.56	$11.61	$11.46	$11.24
Total Return	8.06%	13.22%	5.93%	7.04%	4.22%
Net Assets, End of Period (in thousands)	$368,544	$304,204	$309,504	$297,919	$264,656
Average Net Assets for the Period (in thousands)	$351,717	$302,033	$306,207	$279,676	$264,990
Ratio of Gross Expenses to Average Net Assets(1)	0.56%	0.59%	0.60%	0.61%	0.64%
Ratio of Net Expenses to Average Net Assets(1)	0.56%	0.59%	0.60%	0.61%	0.64%
Ratio of Net Investment Income to Average Net Assets	4.04%	4.65%	4.56%	4.91%	4.63%
Portfolio Turnover Rate	169%	271%	169%	138%(2)	163%(2)

Service Shares

	Janus Aspen Flexible Bond Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$13.35	$12.32	$12.13	$11.86	$11.91
Income from Investment Operations:
Net investment income	.51	.55	.52	.62	.51
Net gain/(loss) on investments (both realized and unrealized)	.51	1.01	.16	.17	(.05)
Total from Investment Operations	1.02	1.56	.68	.79	.46
Less Distributions and Other:
Dividends (from net investment income)*	(.47)	(.52)	(.49)	(.52)	(.49)
Distributions (from capital gains)*	(.36)	(.01)	–	–	(.02)
Total Distributions and Other	(.83)	(.53)	(.49)	(.52)	(.51)
Net Asset Value, End of Period	$13.54	$13.35	$12.32	$12.13	$11.86
Total Return	7.73%	12.89%	5.71%	6.80%	3.98%
Net Assets, End of Period (in thousands)	$91,870	$73,555	$33,244	$22,444	$27,630
Average Net Assets for the Period (in thousands)	$83,557	$55,100	$28,537	$29,701	$30,780
Ratio of Gross Expenses to Average Net Assets(1)	0.81%	0.84%	0.85%	0.86%	0.89%
Ratio of Net Expenses to Average Net Assets(1)	0.81%	0.84%	0.85%	0.85%	0.89%
Ratio of Net Investment Income to Average Net Assets	3.79%	4.42%	4.32%	4.66%	4.36%
Portfolio Turnover Rate	169%	271%	169%	138%(2)	163%(2)

*	See Note 5 in Notes to Financial Statements.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007 and 165% in 2006.

See Notes to Financial Statements.

Janus Aspen Series | 19

Notes to Schedule of Investments

Barclays Capital U.S. Aggregate Bond Index	An unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ULC	Unlimited Liability Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2010)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
Kern River Funding Corp., 4.8930%, 4/30/18	4/28/03	$505	$526	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2010. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2010 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Flexible Bond Portfolio	$42,127,046	9.1%

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio
Bank Loans	$–	$10,133,838	$–

Corporate Bonds	–	312,207,041	–

Preferred Stock	–	600,766	–

U.S. Treasury Notes/Bonds	–	127,205,632	–

Short-Term Taxable Variable Rate Demand Note	–	1,109,740	–

Money Market	–	5,499,767	–

Total Investments in Securities	$–	$456,756,784	$–

20 | DECEMBER 31, 2010

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Flexible Bond Portfolio	$8,104,602

Janus Aspen Series | 21

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

22 | DECEMBER 31, 2010

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would

Janus Aspen Series | 23

Notes to Financial Statements (continued)

use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose

24 | DECEMBER 31, 2010

performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the

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Notes to Financial Statements (continued)

price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest

26 | DECEMBER 31, 2010

rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the

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Notes to Financial Statements (continued)

extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Portfolio is normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from

28 | DECEMBER 31, 2010

counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Interest Rate Contracts	$(348,000)	$–	$–	$–	$(348,000)

Total	$(348,000)	$–	$–	$–	$(348,000)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Janus Aspen Series | 29

Notes to Financial Statements (continued)

Bank Loans
The Portfolio may invest in bank loans, which include institutionally traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the fiscal year ended December 31, 2010 is indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Flexible Bond Portfolio	$2,040,622	0.0000% - 6.7500%

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the

30 | DECEMBER 31, 2010

Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate, such as LIBOR. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Historically, Fannie Mae and Freddie Mac securities were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae’s and Freddie Mac’s assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA’s conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equities is unclear. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and the Portfolio’s return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or

Janus Aspen Series | 31

Notes to Financial Statements (continued)

insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
The Portfolio may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Portfolio’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the year.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an

32 | DECEMBER 31, 2010

amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

			Contractual
	Average Daily		Investment
	Net Assets		Advisory Fee (%)
Portfolio	of the Portfolio		(annual rate)

Janus Aspen Flexible Bond Portfolio	First $	300 Million	0.55
	Over $	300 Million	0.45

Janus Capital has agreed until at least May 1, 2012 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
Portfolio	(May 1, 2010 to Present)	(until May 1, 2010)

Janus Aspen Flexible Bond Portfolio	0.55	0.90

Janus Aspen Series | 33

Notes to Financial Statements (continued)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010, Janus Capital assumed $64,973 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $53,833 was paid by the Trust during the fiscal year ended December 31, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash

34 | DECEMBER 31, 2010

management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	$347,688,500	$(347,044,083)	$25,475	$5,499,767

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$18,339,942	$9,177,658	$–	$–	$(12,510)	$9,351,795

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Flexible Bond Portfolio	$447,404,989	$13,055,144	$(3,703,349)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$27,731,479	$1,449,527	$–	$–

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Flexible Bond Portfolio	$16,099,464	$320,934	$–	$–

Janus Aspen Series | 35

Notes to Financial Statements (continued)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Janus Aspen Flexible
Bond Portfolio

Institutional Shares
2010	0.56%
2009	0.59%
2008	0.60%
2007	0.61%
2006	0.64%

Service Shares
2010	0.81%
2009	0.84%
2008	0.85%
2007	0.86%
2006	0.89%

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	7,067	3,646
Reinvested dividends and distributions	1,913	1,148
Shares repurchased	(4,168)	(7,225)
Net Increase/(Decrease) in Portfolio Shares	4,812	(2,431)
Shares Outstanding, Beginning of Period	24,216	26,647
Shares Outstanding, End of Period	29,028	24,216
Transactions in Portfolio Shares – Service Shares
Shares sold	2,378	3,873
Reinvested dividends and distributions	378	190
Shares repurchased	(1,481)	(1,253)
Net Increase/(Decrease) in Portfolio Shares	1,275	2,810
Shares Outstanding, Beginning of Period	5,509	2,699
Shares Outstanding, End of Period	6,784	5,509

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$441,678,075	$435,853,423	$339,565,853	$277,945,159

36 | DECEMBER 31, 2010

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

11.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 37

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2011

38 | DECEMBER 31, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 39

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment

40 | DECEMBER 31, 2010

performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 41

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price,

42 | DECEMBER 31, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 43

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

44 | DECEMBER 31, 2010

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2010:

Capital Gain Distributions

Portfolio

Janus Aspen Flexible Bond Portfolio	$1,449,527

Janus Aspen Series | 45

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 50 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees†

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	50	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	50	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

† William Cvengros joined the Board as a new Trustee effective January 1, 2011.

46 | DECEMBER 31, 2010

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John W. McCarter, Jr.* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	50	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	50	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	50**	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	50	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 20 funds. Including Janus Capital Funds Plc and the 50 funds comprising the Janus funds, Mr. Mullen oversees 70 funds.

Janus Aspen Series | 47

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	50	None

Martin H. Waldinger* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	50	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

48 | DECEMBER 31, 2010

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital; Executive Vice President of Janus Distributors LLC and Janus Services LLC; and Portfolio Manager for other Janus accounts. Formerly, Vice President (2003-2006) of Janus Capital.

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager Janus Aspen Flexible Bond Portfolio	5/07-Present	Vice President and Research Analyst of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-221	109-02-81114 02-11

2010 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Forty Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
We seek to invest in superior business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.
Ron Sachs portfolio manager

Performance Overview

For the 12-month period ended December 31, 2010, Janus Aspen Forty Portfolio’s Institutional Shares and Service Shares returned 6.75% and 6.48%, respectively, versus a return of 16.71% for the Portfolio’s primary benchmark, the Russell 1000 Growth Index. The Portfolio’s secondary benchmark, the S&P 500 Index, returned 15.06% for the period.

Investment Philosophy

We seek to invest in business models that exhibit high returns on capital and excess cash flow generation. We focus our analysis on companies with large potential total addressable markets that trade at attractive valuations. We manage focused portfolios that leverage the most compelling large-cap growth ideas of the research team.

Overview

U.S. equity markets posted double-digit gains during the 12-month period ended December 31, 2010 and closed near their highest level since June 2008 amid improving manufacturing and retail data and better-than-expected corporate earnings. Another round of quantitative easing by the Federal Reserve also provided a positive backdrop for risk assets. Although the investment climate has been challenging for our Portfolio, we believe the environment has started to turn. Economic indicators have improved in the U.S. and other markets. Large-cap companies have been generating higher margins and returns, and we were seeing continued strength in emerging markets. We have tried to position the Portfolio to perform in any market or economic environment; however the signs of strength in the U.S. and global economy are good for the businesses we invest in.

While the fundamentals of our companies have improved, their stock prices have not, generally, followed. We believe there are several reasons for this. Flows into fixed income have made it challenging for large-cap equities to break out since it takes significant liquidity to move prices in these names. Valuations for many large-cap companies have compressed. Moreover, the U.S. equity market rally was led by small- and mid-cap stocks, along with economically sensitive sectors such as industrials, energy and consumer discretionary. We have been underweight these sectors, relative to our benchmark index, hindering our performance. We were also overweight health care and financials, which underperformed and were the primary detractors from relative performance during the period.

Financials have been our largest overweight position in the Portfolio. The sector underperformed the Index and our stock selection underperformed the sector. The gap stems from stock selection and a focus on large, money center banks rather than regional banks. Our focus on money center banks results from our belief that these companies will use their strong franchise power and dominant market shares to drive better returns and rapid earnings growth as the financial system normalizes. In the last year, however, these stocks suffered from a confluence of events, including the process of financial reform and the accompanying populist rhetoric; the weakness in the euro, impacting global banks with euro-based revenues; and the European sovereign debt crisis and subsequent economic impacts. Regional banks more exposed to improving credit conditions in the U.S. and less sensitive to the issues of reform and Europe, fared better.

We are disappointed that the market has not rewarded our holdings for recent strong operating results. Our investment philosophy is to invest with conviction in companies that we believe have a multiyear opportunity to grow the value of their enterprises. We do this by focusing on how companies are executing against their long-term strategies. We believe investing with this approach is the best strategy for generating long-term returns. Despite short-term periods of irrationality, over the long term stocks tend to move in line with cash flow generation and strategic execution of the business.

We continuously and rigorously test our thesis against new data points and, if appropriate, redeploy capital when

2 | DECEMBER 31, 2010

(unaudited)

we think a thesis has been violated. For example, we exited our long-term position in Research In Motion, which had been a winner for the Portfolio overall but was a key detractor during the period. While we believe the company could still be a big beneficiary of growing smart phone usage, we saw a more difficult pricing and competitive environment and felt there were more appealing options elsewhere.

Contributors

Apple Inc. was a top contributor for the year and remained a top position in the Portfolio largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The company continues to leverage its vertical integration, innovate its product portfolio and demonstrate sales strength in international markets. We like the company’s long-term growth prospects and demonstrated ability to win in various economic environments. Enterprise software company Oracle has been a strong performer that we like because of its recurring maintenance contracts, dominant market share and pricing power. We believe the company is executing well on its acquisition of Sun Microsystems and that Oracle can now offer compelling products that integrate hardware and software.

Limited Brands Inc. benefited from improving sales during the year. The specialty retailer has seen incremental margins move higher. Its key franchise is Victoria’s Secret, which has strong brand recognition worldwide. The company has been aggressive in reducing costs and managing inventory. We think the market has been slow to recognize Limited’s potential margin expansion and the opportunity to develop its international business.

Detractors

The largest detractor over the period was Research In Motion. The wireless communication device maker was weak early in the period and we sold our position. We think the company faces a more difficult pricing and competitive environment and felt there were more compelling opportunities to gain exposure to the trend in the mobile and wireless space.

Shares of Cisco Systems, a networking equipment company, fell after the company cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. Biotechnology company Gilead Sciences held back the Portfolio’s returns. We think the company faces a more challenging patent environment and we exited the position late in the period.

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the portfolio. During the period we sold put and call options on individual stocks we owned with the net effect on the Portfolio being slightly positive. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

Looking ahead, we are expecting a slow recovery for both the U.S. and global economies. Companies with healthy balance sheets and global demand for their products are driving the recovery. Many firms have record levels of cash, which may be used to pay higher dividends, reinvest in the business or fund mergers and acquisitions. Several of our top holdings supply corporations, not consumers, and we expect corporate spending to pick up as management teams grow more confident that the economy won’t slip back into recession.

Outside the U.S., we remain sanguine on emerging markets. Near-term, we are paying close attention to China’s growth rate and our exposure to the country. China’s central bank raised interest rates in December for the second time in just over two months in an attempt to curb inflation. The move signals Beijing’s confidence in China’s economy but it also raises concerns of a hard landing, potentially derailing the global recovery. Longer term, we believe emerging markets have the capital, natural resources and structural frameworks in place to fuel investment and ultimately growth in excess of developed markets. These foundations will drive higher returns for companies that can capitalize on rising domestic consumption and export growth.

Overall, companies in our Portfolio have been executing and we have been seeing the results in higher margins and internal rates of returns. A few of our stocks have responded with higher prices, but most have lagged. Investor sentiment continues to favor stocks with smaller market caps, which have significantly outperformed stocks with larger market caps such as those held in the Portfolio. Valuations in large-cap stocks look very attractive to us going forward, however, and we continue to believe that the Portfolio is well positioned in companies with wide competitive moats and exposure to global growth.

Thank you for investing in Janus Aspen Forty Portfolio.

Janus Aspen Series | 3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	4.13%
Oracle Corp.	1.36%
Limited Brands, Inc.	1.22%
Ford Motor Co.	0.91%
eBay, Inc.	0.62%

5 Bottom Performers – Holdings

Contribution

Research In Motion, Ltd. (U.S. Shares)	–1.54%
Cisco Systems, Inc.	–0.94%
Gilead Sciences, Inc.	–0.82%
Bank of America Corp.	–0.52%
Petroleo Brasileiro S.A. (ADR)	–0.41%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	4.10%	34.89%	31.90%
Consumer Discretionary	2.25%	8.64%	12.80%
Industrials	0.94%	2.73%	11.90%
Consumer Staples	0.61%	10.75%	12.78%
Financials	0.56%	17.79%	4.89%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Health Care	–0.89%	15.65%	12.86%
Energy	–0.69%	2.94%	7.25%
Utilities	0.00%	0.00%	0.47%
Materials	0.12%	3.28%	4.41%
Telecommunication Services	0.49%	3.33%	0.74%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Apple, Inc. Computers	9.5%
Celgene Corp. Medical – Biomedical and Genetic	6.2%
Oracle Corp. Enterprise Software/Services	5.8%
Google, Inc. – Class A Web Portals/Internet Service Providers	5.3%
Bank of America Corp. Diversified Banking Institutions	4.5%

31.3%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 3.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the fiscal year ended December 31, 2010					Expense Ratios – per the May 1, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio – Institutional Shares	6.75%	5.50%	3.33%	10.25%	0.68%

Janus Aspen Forty Portfolio – Service Shares	6.48%	5.24%	3.08%	9.93%	0.93%

Russell 1000® Growth Index	16.71%	3.75%	0.02%	4.18%

S&P 500® Index	15.06%	2.29%	1.41%	5.21%

Lipper Quartile – Institutional Shares	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	229/230	8/185	5/106	2/52

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

See important disclosures on the next page.

6 | DECEMBER 31, 2010

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Janus Aspen Series | 7

Janus Aspen Forty Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,206.20	$3.67

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,204.40	$5.06

Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

†	Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.91% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 | DECEMBER 31, 2010

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2010

Shares		Value

Common Stock – 98.1%
Agricultural Chemicals – 1.1%
40,878	Syngenta A.G.	11,961,199
Automotive – Cars and Light Trucks – 4.6%
2,134,945	Ford Motor Co.*	35,845,727
403,190	General Motors Co.*	14,861,583
		50,707,310
Brewery – 3.5%
682,200	Anheuser-Busch InBev N.V.	39,011,504
340,184	Anheuser-Busch InBev N.V. – VVPR Strip*	1,818
		39,013,322
Cellular Telecommunications – 0.9%
168,915	America Movil S.A.B. de C.V. – Series L (ADR)	9,685,586
Chemicals – Diversified – 1.2%
761,008	Israel Chemicals, Ltd.	13,058,425
Commercial Banks – 2.1%
849,139	Standard Chartered PLC	22,840,764
Computers – 9.5%
323,591	Apple, Inc.*,**	104,377,513
Cosmetics and Toiletries – 1.3%
178,810	Colgate-Palmolive Co.	14,370,960
Diversified Banking Institutions – 7.3%
3,763,067	Bank of America Corp.**	50,199,314
57,610	Goldman Sachs Group, Inc.	9,687,697
486,295	JPMorgan Chase & Co.**	20,628,634
		80,515,645
E-Commerce/Services – 4.1%
1,606,020	eBay, Inc.*	44,695,537
Electronic Components – Miscellaneous – 2.2%
698,215	Tyco Electronics, Ltd. (U.S. Shares)	24,716,811
Electronic Connectors – 1.2%
260,620	Amphenol Corp. – Class A	13,755,524
Electronic Forms – 1.4%
496,625	Adobe Systems, Inc.*	15,286,117
Enterprise Software/Services – 5.8%
2,035,235	Oracle Corp.	63,702,855
Finance – Investment Bankers/Brokers – 2.0%
1,276,858	Charles Schwab Corp.	21,847,040
Finance – Other Services – 2.0%
67,780	CME Group, Inc.	21,808,215
Industrial Automation and Robotics – 2.4%
173,400	Fanuc, Ltd.	26,639,128
Life and Health Insurance – 3.6%
4,803,200	AIA Group, Ltd.*	13,502,550
2,492,548	Prudential PLC	25,955,947
		39,458,497
Medical – Biomedical and Genetic – 7.3%
1,154,388	Celgene Corp.*	68,270,506
335,682	Vertex Pharmaceuticals, Inc.*	11,758,941
		80,029,447
Medical Instruments – 2.0%
83,760	Intuitive Surgical, Inc.*	21,589,140
Multimedia – 3.5%
2,622,680	News Corp. – Class A	38,186,221
Networking Products – 4.0%
2,179,975	Cisco Systems, Inc.*	44,100,894
Oil Companies – Integrated – 2.3%
599,931	BG Group PLC	12,120,574
345,200	Petroleo Brasileiro S.A. (ADR)	13,062,368
		25,182,942
Pharmacy Services – 2.0%
355,120	Medco Health Solutions, Inc.*	21,758,202
Real Estate Operating/Development – 0.9%
2,220,000	Hang Lung Properties, Ltd.	10,382,240
Retail – Apparel and Shoe – 2.7%
978,365	Limited Brands, Inc.	30,065,156
Soap and Cleaning Preparations – 1.1%
217,595	Reckitt Benckiser Group PLC	11,957,074
Transportation – Services – 4.7%
166,276	C.H. Robinson Worldwide, Inc.	13,333,673
534,880	United Parcel Service, Inc. – Class B	38,821,590
		52,155,263
Web Portals/Internet Service Providers – 8.7%
97,959	Google, Inc. – Class A*	58,184,707
2,254,025	Yahoo!, Inc.*	37,484,436
		95,669,143
Wireless Equipment – 2.7%
670,955	Crown Castle International Corp.*	29,407,958

Total Common Stock (cost $775,771,847)		1,078,924,128

Money Market – 2.3%
25,377,026	Janus Cash Liquidity Fund LLC, 0% (cost $25,377,026)	25,377,026

Total Investments (total cost $801,148,873) – 100.4%		1,104,301,154

Liabilities, net of Cash, Receivables and Other Assets **– (0.4)%		(4,334,523)

Net Assets – 100%		$1,099,966,631

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$39,013,322	3.5%
Brazil	13,062,368	1.2%
Hong Kong	23,884,790	2.2%
Israel	13,058,425	1.2%
Japan	26,639,128	2.4%
Mexico	9,685,586	0.9%
Switzerland	36,678,010	3.3%
United Kingdom	72,874,359	6.6%
United States††	869,405,166	78.7%

Total	$1,104,301,154	100.0%

††	Includes Cash Equivalents (76.4% excluding Cash Equivalents).

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 9

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2010

Schedule of Written Options – Calls	Value

Apple, Inc. expires January 2011 413 contracts exercise price $288.00	$(1,480,729)
Bank of America Corp. expires January 2011 3,051 contracts exercise price $18.00	(488)
JPMorgan Chase & Co. expires January 2011 621 contracts exercise price $46.00	(10,406)

Total Schedule of Written Options – Calls (premiums received $1,239,800 )	$(1,491,623)

Schedule of Written Options – Puts
Apple, Inc. expires January 2011 413 contracts exercise price $192.00	$(102)
Bank of America Corp. expires January 2011 3,051 contracts exercise price $12.00	(32,328)
JPMorgan Chase & Co. expires January 2011 621 contracts exercise price $31.00	(675)

Total Written Options – Puts (premiums received $962,349 )	$(33,105)

See Notes to Schedule of Investments and Financial Statements

10 | DECEMBER 31, 2010

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2010	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$801,149
Unaffiliated investments at value	$1,078,924
Affiliated investments at value	25,377
Cash	1
Cash denominated in foreign currency(1)	–
Restricted cash (Note 1)	1,490
Receivables:
Portfolio shares sold	366
Dividends	218
Foreign dividend tax reclaim	170
Non-interested Trustees’ deferred compensation	31
Other assets	49
Total Assets	1,106,626
Liabilities:
Payables:
Options written, at value(2)	1,525
Investments purchased	1,281
Portfolio shares repurchased	2,933
Dividends	–
Advisory fees	593
Distribution fees and shareholder servicing fees	112
Non-interested Trustees’ fees and expenses	8
Non-interested Trustees’ deferred compensation fees	31
Accrued expenses and other payables	176
Total Liabilities	6,659
Net Assets	$1,099,967
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,009,824
Undistributed net investment income*	1,263
Undistributed net realized loss from investment and foreign currency transactions*	(214,976)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	303,856
Total Net Assets	$1,099,967
Net Assets - Institutional Shares	$567,322
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,874
Net Asset Value Per Share	$35.74
Net Assets - Service Shares	$532,645
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,115
Net Asset Value Per Share	$35.24

*	See Note 5 in Notes to Financial Statements.
(1)	Includes cost of $406.
(2)	Includes premiums of $2,202,149 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2010	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Dividends	$13,718
Dividends from affiliates	43
Foreign tax withheld	(513)
Total Investment Income	13,248
Expenses:
Advisory fees	7,175
Shareholder reports expense	82
Transfer agent fees and expenses	3
Registration fees	25
Custodian fees	56
Professional fees	73
Non-interested Trustees’ fees and expenses	43
Distribution fees and shareholder servicing fees - Service Shares	1,417
Other expenses	45
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	8,919
Expense and Fee Offset	–
Net Expenses	8,919
Net Investment Income	4,329
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	97,886
Net realized loss from options contracts	(977)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(38,829)
Net Gain/(Loss) on Investments	58,080
Net Increase in Net Assets Resulting from Operations	$62,409

See Notes to Financial Statements.

12 | DECEMBER 31, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Forty
	Portfolio
For the fiscal years ended December 31(all numbers in thousands)	2010	2009

Operations:
Net investment income/(loss)	$4,329	$(871)
Net realized gain/(loss) from investment and foreign currency transactions	97,886	(26,528)
Net realized gain from futures contracts	–	1,788
Net realized gain/(loss) from options contracts	(977)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(38,829)	402,139
Net Increase in Net Assets Resulting from Operations	62,409	376,528
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(1,928)	–
Service Shares	(1,186)	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Return of Capital
Institutional Shares	–	(186)
Service Shares	–	(69)
Net Decrease from Dividends and Distributions	(3,114)	(255)
Capital Share Transactions:
Shares Sold
Institutional Shares	78,034	83,180
Service Shares	76,738	134,727
Reinvested Dividends and Distributions
Institutional Shares	1,928	186
Service Shares	1,187	64
Shares Repurchased
Institutional Shares	(127,040)	(82,553)
Service Shares	(212,665)	(116,583)
Net Increase/(Decrease) from Capital Share Transactions	(181,818)	19,021
Net Increase/(Decrease) in Net Assets	(122,523)	395,294
Net Assets:
Beginning of period	1,222,490	827,196
End of period	$1,099,967	$1,222,490

Undistributed Net Investment Income/(Loss)*	$1,263	$(63)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$33.61	$22.97	$41.18	$30.16	$27.68
Income from Investment Operations:
Net investment income	.19	.08	.04	.15	.13
Net gain/(loss) on investments (both realized and unrealized)	2.06	10.57	(18.20)	10.99	2.45
Total from Investment Operations	2.25	10.65	(18.16)	11.14	2.58
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	–	(.03)	(.12)	(.10)
Distributions (from capital gains)*	–	–	–	–	–
Return of capital	N/A	(.01)	(.02)	N/A	N/A
Total Distributions and Other	(.12)	(.01)	(.05)	(.12)	(.10)
Net Asset Value, End of Period	$35.74	$33.61	$22.97	$41.18	$30.16
Total Return	6.72%	46.38%	(44.15)%	36.99%	9.35%
Net Assets, End of Period (in thousands)	$567,322	$582,511	$399,087	$576,503	$439,009
Average Net Assets for the Period (in thousands)	$553,994	$482,572	$560,324	$485,379	$474,784
Ratio of Gross Expenses to Average Net Assets(1)	0.67%	0.68%	0.67%	0.69%(2)	0.70%(2)
Ratio of Net Expenses to Average Net Assets(1)	0.67%	0.68%	0.67%	0.69%(2)	0.70%(2)
Ratio of Net Investment Income to Average Net Assets	0.52%	0.05%	0.05%(3)	0.40%	0.37%
Portfolio Turnover Rate	36%	32%	61%	24%	44%

Service Shares

	Janus Aspen Forty Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$33.17	$22.73	$40.80	$29.91	$27.45
Income from Investment Operations:
Net investment income/(loss)	.07	–	(.03)	.06	.03
Net gain/(loss) on investments (both realized and unrealized)	2.08	10.44	(18.04)	10.89	2.47
Total from Investment Operations	2.15	10.44	(18.07)	10.95	2.50
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	–	–	(.06)	(.04)
Distributions (from capital gains)*	–	–	–	–	–
Return of capital	N/A	–(4)	–(4)	N/A	N/A
Total Distributions and Other	(.08)	–	–	(.06)	(.04)
Net Asset Value, End of Period	$35.24	$33.17	$22.73	$40.80	$29.91
Total Return	6.48%	45.95%	(44.28)%	36.63%	9.12%
Net Assets, End of Period (in thousands)	$532,645	$639,979	$428,109	$713,499	$446,909
Average Net Assets for the Period (in thousands)	$567,062	$520,592	$653,396	$557,041	$439,970
Ratio of Gross Expenses to Average Net Assets(1)	0.92%	0.93%	0.92%	0.94%(2)	0.95%(2)
Ratio of Net Expenses to Average Net Assets(1)	0.92%	0.93%	0.92%	0.94%(2)	0.95%(2)
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.25%	(0.22)%	(0.18)%(3)	0.15%	0.12%
Portfolio Turnover Rate	36%	32%	61%	24%	44%

*	See Note 5 in Notes to Financial Statements.
(1)	See ‘Explanations of Charts, Tables and Financial Statements.‘
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.67% and 0.67%, respectively, in 2007 and 0.70% and 0.70%, respectively, in 2006 for Institutional Shares and 0.92% and 0.92%, respectively, in 2007 and 0.95% and 0.95%, respectively, in 2006 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	As a result of recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.11% and 0.09% for Institutional Shares and Service Shares, respectively. The adjustment had no impact on total net assets or total return of the class.
(4)	Return of capital aggregated less than $.01 on a per share basis.

See Notes to Financial Statements.

14 | DECEMBER 31, 2010

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock
Cellular Telecommunications	$–	$9,685,586	$–
Oil Companies – Integrated	12,120,574	13,062,368	–
All Other	1,044,055,600	–	–

Money Market	–	25,377,026	–

Total Investments in Securities	$1,056,176,174	$48,124,980	$–

Other Financial Instruments(a):	$–	$(1,524,728)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Forty Portfolio	$40,474,744

Janus Aspen Series | 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

16 | DECEMBER 31, 2010

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of December 31, 2010, Janus Aspen Forty Portfolio had restricted cash in the amount of $1,490,000. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at December 31, 2010. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

Janus Aspen Series | 17

Notes to Financial Statements (continued)

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the year.

18 | DECEMBER 31, 2010

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Forty Portfolio	$–	$147,511,193

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all

20 | DECEMBER 31, 2010

exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2010 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Forty Portfolio	$(977,192)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that

Janus Aspen Series | 21

Notes to Financial Statements (continued)

a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2010 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	4,085	1,239,800
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2010	4,085	$1,239,800

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Forty Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	4,085	962,349
Options closed	–	–
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2010	4,085	$962,349

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit

22 | DECEMBER 31, 2010

default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Portfolio is normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts			Options written, at value	$1,524,728

Total				$1,524,728

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(977,192)	$–	$(977,192)

Total	$–	$–	$(977,192)	$–	$(977,192)

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$677,422	$–	$677,422

Total	$–	$–	$677,422	$–	$677,422

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will

24 | DECEMBER 31, 2010

have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash

Janus Aspen Series | 25

Notes to Financial Statements (continued)

collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the year.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Forty Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Forty Portfolio	Russell 1000® Growth Index

At a “Special Meeting” of the shareholders held on June 10, 2010, shareholders of the Portfolio approved an amended and restated investment advisory agreement between Janus Aspen Series, on behalf of the Portfolio, and Janus Capital, changing the Portfolio’s investment advisory fee structure from an annual fixed rate of 0.64% of average daily net assets to an annual rate that adjusts up or down based upon the performance of the Portfolio’s Service Shares relative to the Portfolio’s benchmark index as noted above.

Only the base fee rate will apply until January 2012 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or

26 | DECEMBER 31, 2010

minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 18 months and, accordingly, only the Portfolio’s Base Fee Rate applies for the initial 18 months. When the Portfolio’s performance-based fee structure has been in effect for at least 18 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin January 2012 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. No Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 18 months, and accordingly only the Portfolio’s Base Fee Rate applies until January 2012.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010, Janus Capital assumed $64,973 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $53,833 was paid by the Trust during the fiscal year ended December 31, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	$285,312,389	$(359,132,078)	$42,833	$25,377,026

28 | DECEMBER 31, 2010

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Forty Portfolio(1)	$1,293,666	$–	$(210,678,272)	$–	$672,428	$298,854,474

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	December 31,	Accumulated
Portfolio	2011	2017	Capital Losses

Janus Aspen Forty Portfolio(1)	$(146,398,991)	$(64,279,281)	$(210,678,272)

(1)	Capital loss carryover is subject to annual limitations.

During the fiscal year ended December 31, 2010, the following capital loss carryover was utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Forty Portfolio	$86,929,274

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Forty Portfolio	$805,446,680	$314,275,117	$(15,420,643)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$3,114,400	$–	$–	$–

Janus Aspen Series | 29

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Forty Portfolio	$–	$–	$255,273	$(814,573)

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Forty Portfolio
(all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	2,337	3,021
Reinvested dividends and distributions	58	7
Shares repurchased	(3,854)	(3,067)
Net Increase/(Decrease) in Portfolio Shares	(1,459)	(39)
Shares Outstanding, Beginning of Period	17,333	17,372
Shares Outstanding, End of Period	15,874	17,333
Transactions in Portfolio Shares – Service Shares
Shares sold	2,361	4,833
Reinvested dividends and distributions	35	2
Shares repurchased	(6,572)	(4,379)
Net Increase/(Decrease) in Portfolio Shares	(4,176)	456
Shares Outstanding, Beginning of Period	19,291	18,835
Shares Outstanding, End of Period	15,115	19,291

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$394,994,290	$509,133,835	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still

30 | DECEMBER 31, 2010

remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Forty Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2011

32 | DECEMBER 31, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment

34 | DECEMBER 31, 2010

performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price,

36 | DECEMBER 31, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

38 | DECEMBER 31, 2010

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2010:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Forty Portfolio	100%

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 50 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees†

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	50	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	50	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

† William Cvengros joined the Board as a new Trustee effective January 1, 2011.

40 | DECEMBER 31, 2010

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John W. McCarter, Jr.* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	50	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	50	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	50**	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	50	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 20 funds. Including Janus Capital Funds Plc and the 50 funds comprising the Janus funds, Mr. Mullen oversees 70 funds.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	50	None

Martin H. Waldinger* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	50	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

42 | DECEMBER 31, 2010

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Ron Sachs 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Portfolio Manager Janus Aspen Forty Portfolio	1/08-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2010

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-221	109-02-81115 02-11

2010 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Global Technology Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2012. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
We seek to identify strong technology related businesses with sustainable competitive advantages and improving returns on capital. We believe what sets us apart is the depth of our research, our investment conviction, and our commitment to delivering superior long-term results for our clients.
Barney Wilson portfolio manager

Performance Overview

During the 12 months ended December 31, 2010, Janus Aspen Global Technology Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 24.83%, 24.40% and 24.52%. By comparison, the Portfolio’s secondary and primary benchmarks, the MSCI World Information Technology Index and the S&P 500 Index returned 10.50% and 15.06%, respectively.

Market Environment

The MSCI World Information Technology (IT) Index rebounded from recent underperformance and closed near its highest level since June 2008. Most well-positioned technology companies delivered attractive year-over-year revenue and free-cash-flow growth. The outlook for the overall environment for technology stocks depends on growth in the global economy. Given this we believe that we have identified a number of market share gainers whose stocks are likely to perform better than the overall technology sector. While we focus on individual stocks, several themes have emerged.

One of our important themes for 2011 is the rise of computer tablets such as Apple’s iPad and Android-based tablets from a variety of vendors. Companies with significant exposure to PCs and laptops will likely face headwinds due to this new competitive threat; meanwhile, companies we believe are poised to benefit include suppliers such as Atmel Corp., the Portfolio’s top contributor for the year. Certain of Atmel’s key semiconductor products enable touch functionality in tablets as well as other mobile devices.

Another key trend is increasing bandwidth demand for video. Over the past five years, video has grown rapidly from a small base, driven mostly by consumers accessing video via tethered connections. Thus far, video has not led to outperformance by equipment vendors, but we think this should change for three reasons: dramatic percentage increases in usage should take place from a much higher base; high-definition video is going into the corporate enterprise space; and video is going wireless. We believe a number of important holdings within the Portfolio are positioned to benefit from this trend.

In addition, we like software-as-a-service providers that dominate their niche. As such, there are several names that we feel add considerable value and meet this criteria. Finally, we favor connector companies. Although electronic connectors are generally unappreciated by the market in that they are low-cost products, their unique designs make them unlikely to be replaced once included in a product. Thus, we believe they represent a better business than most investors realize.

Contributors to Performance

Semiconductor company Atmel was the top contributor for the year. The company recently restructured some of its manufacturing facilities, which has resulted in higher profit margins, and it has gained market share with its micro-controller devices. In addition, Atmel’s products enable touch functionality in products such as mobile device Android and PC tablets.

ARM Holdings PLC, the U.K.-based semiconductor intellectual property licensing company, has experienced increasing royalty revenues from the growth in smart phones and revenue licensing from semiconductor manufacturers. The company’s dominant market share in low-powered, mobile devices has given it a competitive advantage, because it is difficult for clients to change to different providers once a relationship has been established due to the technology challenges involved.

Apple continued to demonstrate sales strength in its international markets and market share gains in many of its key product segments. We feel the computer and mobile device maker’s growth surge is in the early stages internationally. In addition, it is at the beginning of a major product upgrade that should add to its growth prospects, as the company continues to leverage its vertical integration to innovate its product portfolio. We like the company’s durable franchise, long-term growth prospects

2 | DECEMBER 31, 2010

(unaudited)

and demonstrated ability to win in various economic environments.

Detractors from Performance

Networking solutions provider Cisco Systems was the Portfolio’s largest detractor. The company has gone through a period of sluggish financial performance relative to expectations. While we are still assessing our view, we currently continue to like the company’s multiyear outlook based on its broad market line and high market share. We feel the company should capture a growing percentage of spending by corporate IT departments.

Marvell Technology, a semiconductor company that specializes in storage and communication solutions for primarily communication devices, declined during the period. The semiconductor maker has been pressured on its core businesses, namely in the hard-disk drive (HDD) and the smartphone/tablet markets. We sold the position since a majority of Marvell’s business and market share is in the HDD market, which we feel will be marginalized by the solid-state drive market where the company’s technology will not be as highly valued. Meanwhile, we think the smartphone/tablet market will likely be the most competitive semiconductor market in the world and Marvell has not been able to gain as much traction as we had hoped.

Medical technology company athenahealth, Inc. also weighed on performance. We feel the leading software provider for managing physicians’ practices has an attractive growth business in electronic health records and is poised for dramatic growth.

Derivatives

We initiated and owned positions in futures contracts and derivatives, such as options, in order to help mitigate the risks and potentially enhance the performance of the Portfolio. During the period, these positions in aggregate detracted modestly from performance. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Conclusion

We focus on anticipating change, trying to determine which companies are going to win on a multi-year basis in the product marketplace, and on finding companies where we feel the price of the stock is below the value of the cash flows of the company. Our goal is to leverage the strong and thoughtful research done at Janus in order to uncover what we believe are the best investment opportunities for our fundholders.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Series | 3

Janus Aspen Global Technology Portfolio (unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Atmel Corp.	5.44%
ARM Holdings PLC	3.87%
Apple, Inc.	2.34%
Oracle Corp.	1.59%
Tyco Electronics, Ltd. (U.S. Shares)	1.55%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.99%
Marvell Technology Group, Ltd.	–0.67%
athenahealth, Inc.	–0.63%
ArcSight, Inc.	–0.58%
PowerShares QQQ Trust	–0.37%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equity)	S&P 500® Index Weighting

Information Technology	27.24%	82.47%	18.91%
Consumer Discretionary	1.47%	7.71%	10.28%
Industrials	0.23%	1.39%	10.57%
Telecommunication Services	0.13%	1.32%	2.99%
Financials	0.06%	0.40%	15.89%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equity)	S&P 500® Index Weighting

Health Care	–0.57%	6.64%	11.83%
Materials	0.00%	0.07%	3.54%
Utilities	0.00%	0.00%	3.57%
Energy	0.00%	0.00%	11.15%
Consumer Staples	0.00%	0.00%	11.27%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Atmel Corp. Semiconductor Components/Integrated Circuits	6.1%
Tyco Electronics, Ltd. (U.S. Shares) Electronic Components – Miscellaneous	4.1%
Cisco Systems, Inc. Networking Products	3.8%
Texas Instruments, Inc. Electronic Components – Semiconductors	3.4%
ON Semiconductor Corp. Electronic Components – Semiconductors	3.4%

20.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 5.4% of total net assets.

*Includes Security Sold Short of (2.1)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the fiscal year ended December 31, 2010					Expense Ratios – per the May 1, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio – Institutional Shares	24.83%	7.82%	–1.07%	–4.67%	0.95%	0.95%(a)

Janus Aspen Global Technology Portfolio – Service Shares	24.40%	7.49%	–1.35%	–4.92%	1.22%	1.22%(b)

Janus Aspen Global Technology Portfolio – Service II Shares	24.52%	7.60%	–1.35%	–4.92%	1.20%	1.20%(b)

S&P 500® Index	15.06%	2.29%	1.41%	0.50%

Morgan Stanley Capital International World Information Technology Index	10.50%	3.52%	–1.98%	–5.93%**

Lipper Quartile – Institutional Shares	1st	2nd	2nd	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Science & Technology Funds	10/48	13/44	8/17	6/12

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

6 | DECEMBER 31, 2010

(unaudited)

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility).

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000
**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

Janus Aspen Series | 7

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,310.40	$4.60

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,307.20	$6.11

Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,310.00	$5.94

Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

†	Expenses are equal to the annualized expense ratio of 0.79% for Institutional Shares, 1.05% for Service Shares and 1.02% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | DECEMBER 31, 2010

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Contract Amounts		Value

Common Stock – 94.7%
Advanced Materials/Production – 0.7%
53,910	STR Holdings Inc.*	$1,078,200
Applications Software – 2.4%
79,178	Microsoft Corp.	2,210,650
46,750	Quest Software, Inc.*	1,296,845
		3,507,495
Cable Television – 1.0%
1,401	Jupiter Telecommunications Co., Ltd.**	1,474,010
Casino Services – 0.8%
64,540	International Game Technology	1,141,713
Commercial Services – 0.9%
15,205	Iron Mountain, Inc.	380,277
84,515	Live Nation, Inc.*	965,161
		1,345,438
Communications Software – 1.9%
144,425	SolarWinds, Inc.*	2,780,181
Computer Aided Design – 0.4%
10,496	ANSYS, Inc.*	546,527
Computer Services – 2.2%
21,926	International Business Machines Corp.	3,217,860
Computers – 3.1%
11,014	Apple, Inc.*,**	3,552,676
17,251	Research In Motion, Ltd. (U.S. Shares)*	1,002,800
		4,555,476
Computers – Integrated Systems – 1.7%
59,935	Terdata Corp.*	2,466,925
Computers – Memory Devices – 0.2%
5,125	NetApp, Inc.*	281,670
Computers – Peripheral Equipment – 0.6%
48,790	Logitech International S.A.*	929,134
Consulting Services – 0.5%
22,410	Gartner, Inc.*	744,012
Decision Support Software – 0.2%
29,945	DemandTec, Inc.*	324,604
E-Commerce/Services – 3.6%
44,841	Ctrip.com International, Ltd. (ADR)*	1,813,818
125,772	eBay, Inc.*,**	3,500,235
		5,314,053
Educational Software – 1.4%
49,184	Blackboard, Inc.*	2,031,299
Electric Products – Miscellaneous – 1.7%
24,469	LG Electronics, Inc.*	2,544,586
Electronic Components – Miscellaneous – 4.1%
172,294	Tyco Electronics, Ltd. (U.S. Shares)	6,099,208
Electronic Components – Semiconductors – 8.2%
324,058	ARM Holdings PLC**	2,138,395
503,761	ON Semiconductor Corp.*,**	4,977,159
154,615	Texas Instruments, Inc.	5,024,987
		12,140,541
Electronic Connectors – 2.7%
74,679	Amphenol Corp. – Class A	3,941,558
Electronic Forms – 1.8%
85,235	Adobe Systems, Inc.*	2,623,533
Electronic Measuring Instruments – 0.4%
14,072	Trimble Navigation, Ltd.*	561,895
Enterprise Software/Services – 10.9%
24,505	Advent Software, Inc.*	1,419,330
43,625	Autonomy Corp. PLC*,**	1,023,502
23,155	Aveva Group PLC**	582,593
3,905	Microstrategy, Inc.*	333,760
147,785	Oracle Corp.**	4,625,670
69,250	QLIK Technologies Inc.*	1,787,343
18,660	Taleo Corp.*	515,949
80,083	Temenos Group A.G.*	3,332,865
24,700	Totvs S.A.**	2,515,245
		16,136,257
Finance – Other Services – 1.5%
282,700	BM&F Bovespa S.A.**	2,236,594
Industrial Automation and Robotics – 1.4%
13,800	Fanuc, Ltd.**	2,120,069
Internet Applications Software – 2.8%
153,080	Vocus, Inc.*	4,234,193
Internet Content – Entertainment – 0.3%
11,585	Youku.com Inc.*	405,591
Internet Infrastructure Software – 0.4%
35,225	AsiaInfo Holdings, Inc.*	583,678
Medical – Biomedical and Genetic – 3.8%
55,435	Celgene Corp.*	3,278,426
9,198	Gilead Sciences, Inc.*	333,336
48,428	Myriad Genetics, Inc.*	1,106,095
25,420	Vertex Pharmaceuticals, Inc.*	890,463
		5,608,320
Medical Information Systems – 1.0%
37,075	athenahealth, Inc.*	1,519,333
Networking Products – 5.0%
276,625	Cisco Systems, Inc.*,**	5,596,124
50,830	Juniper Networks, Inc.*	1,876,643
		7,472,767
Power Converters and Power Supply Equipment – 0.2%
210,000	China High Speed Transmission Equipment Group Co., Ltd.	325,297
Semiconductor Components/Integrated Circuits – 6.6%
737,825	Atmel Corp.*	9,090,004
265,000	Taiwan Semiconductor Manufacturing Co., Ltd.	646,319
		9,736,323
Semiconductor Equipment – 2.5%
38,271	ASML Holding N.V.	1,477,763
27,823	KLA-Tencor Corp.	1,075,081
22,270	Lam Research Corp.*	1,153,141
		3,705,985
Telecommunication Equipment – 1.8%
90,425	Alcatel-Lucent (ADR)*	267,658
362,372	Tellabs, Inc.**	2,456,882
		2,724,540
Telecommunication Equipment – Fiber Optics – 1.6%
23,245	Ciena Corp.*	489,307

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 9

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Contract Amounts		Value

64,880	Finisar, Corp.*	$1,926,287
		2,415,594
Telecommunication Services – 0.7%
39,910	Amdocs, Ltd. (U.S. Shares)*	1,096,328
Television – 1.3%
101,157	CBS Corp. – Class B	1,927,041
Toys – 0.8%
4,065	Nintendo Co., Ltd.**	1,193,408
Transactional Software – 1.2%
50,425	Longtop Financial Technologies Ltd. (ADR)*	1,824,376
Web Portals/Internet Service Providers – 5.9%
98,740	AOL, Inc.*	2,341,125
7,285	Google, Inc. – Class A*	4,327,072
130,205	Yahoo!, Inc.*	2,165,309
		8,833,506
Wireless Equipment – 4.5%
49,949	Crown Castle International Corp.*	2,189,265
85,406	QUALCOMM, Inc.**	4,226,743
29,600	Telefonaktiebolaget L.M. Ericsson (ADR)	341,288
		6,757,296

Total Common Stock (cost $107,298,887)		140,506,414

Purchased Options – Calls – 0%
352	Vertex Pharmaceuticals, Inc. expires April 2011 exercise price $38.00 (premiums paid $150,269)	54,401

Purchased Options – Puts – 0%
35	Merrill Lynch 100 Technology Index expires January 2011 exercise price $390.17	70
270	PowerShares QQQ Trust expires January 2011 exercise price $48.00	1,244
536	PowerShares QQQ Trust expires January 2011 exercise price $50.00	5,908

Total Purchased Options – Puts (premiums paid $158,252)		7,222

Money Market – 5.9%
8,750,170	Janus Cash Liquidity Fund LLC, 0% (cost $8,750,170)	8,750,170

Total Investments (total cost $116,357,578) – 100.6%		149,318,207

Common Stock Sold Short – (2.1)%
Electronic Components – Semiconductors – (2.1)%
47,865	Cree, Inc.* (proceeds $2,959,339)	(3,153,825)

Cash, Receivables and Other Assets, net of Liabilities – 1.5%		2,202,683

Net Assets – 100%		$148,367,065

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$4,751,839	3.2%
Canada	1,002,800	0.7%
Cayman Islands	4,369,082	2.9%
France	267,658	0.2%
Guernsey	1,096,328	0.7%
Japan	4,787,487	3.2%
Netherlands	1,477,763	1.0%
South Korea	2,544,586	1.7%
Sweden	341,288	0.2%
Switzerland	10,361,207	7.0%
Taiwan	646,319	0.4%
United Kingdom	3,744,490	2.5%
United States††	113,927,360	76.3%

Total	$149,318,207	100.0%

††	Includes Cash Equivalents (70.4% excluding Cash Equivalents).

Summary of Investments by Country – (Short Positions)

		% of Securities
	Value	Sold Short

United States	$(3,153,825)	(2.1)%

Total	$(3,153,825)	(2.1)%

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC:
Brazilian Real 1/13/11	2,600,000	$1,563,080	$(77,790)
Japanese Yen 1/13/11	128,000,000	1,577,120	(20,605)

		3,140,200	(98,395)

HSBC Securities (USA), Inc.:
British Pound 1/27/11	353,000	550,174	(1,044)
Japanese Yen 1/27/11	92,000,000	1,133,784	(41,251)

		1,683,958	(42,295)

JP Morgan Chase & Co.:
British Pound 1/6/11	280,000	436,486	19,141
Japanese Yen 1/6/11	71,000,000	874,720	69

		1,311,206	19,210

Total		$6,135,364	$(121,480)

See Notes to Schedule of Investments and Financial Statements

10 | DECEMBER 31, 2010

Statement of Assets and Liabilities

Janus Aspen
Global
As of December 31, 2010	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$116,358
Unaffiliated investments at value	$140,568
Affiliated investments at value	8,750
Cash	1
Deposits with broker for short sales	2,959
Receivables:
Investments sold	253
Portfolio shares sold	35
Dividends	43
Due from broker	67
Non-interested Trustees’ deferred compensation	4
Other assets	4
Forward currency contracts	19
Total Assets	152,703
Liabilities:
Payables:
Due to custodian	67
Short sales, at value(1)	3,154
Portfolio shares repurchased	774
Advisory fees	79
Distribution fees and shareholder servicing fees	30
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	4
Accrued expenses and other payables	86
Forward currency contracts	141
Total Liabilities	4,336
Net Assets	$148,367
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$141,653
Undistributed net investment loss*	(283)
Undistributed net realized loss from investment and foreign currency transactions*	(25,649)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	32,646
Total Net Assets	$148,367
Net Assets - Institutional Shares	$4,803
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	869
Net Asset Value Per Share	$5.53
Net Assets - Service Shares	$112,809
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	19,914
Net Asset Value Per Share	$5.66
Net Assets - Service II Shares	$30,755
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,315
Net Asset Value Per Share	$5.79

*	See Note 5 in Notes to Financial Statements.
(1)	Includes proceeds of $2,959,339 on short sales.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
Global
For the fiscal year ended December 31, 2010	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest proceeds from short sales	$70
Dividends	721
Dividends from affiliates	9
Foreign tax withheld	(15)
Total Investment Income	785
Expenses:
Advisory fees	803
Shareholder reports expense	58
Transfer agent fees and expenses	–
Registration fees	1
Custodian fees	28
Professional fees	42
Non-interested Trustees’ fees and expenses	4
Short sales dividend expense	19
Short sales interest expense	25
Stock loan fees	98
Distribution fees and shareholder servicing fees - Service Shares	253
Distribution fees and shareholder servicing fees - Service II Shares	51
Other expenses	19
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,401
Expense and Fee Offset	–
Net Expenses	1,401
Net Investment Loss	(616)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	22,983
Net realized loss from short sales	(1,129)
Net realized gain from options contracts	293
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,588
Net Gain/(Loss) on Investments	28,735
Net Increase in Net Assets Resulting from Operations	$28,119

See Notes to Financial Statements.

12 | DECEMBER 31, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Global Technology
	Portfolio
For the fiscal years ended December 31(all numbers in thousands)	2010	2009

Operations:
Net investment loss	$(616)	$(529)
Net realized gain/(loss) from investment and foreign currency transactions	22,983	(1,848)
Net realized loss from short sales	(1,129)	(1,161)
Net realized gain/(loss) from options contracts	293	(414)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,588	47,348
Net Increase in Net Assets Resulting from Operations	28,119	43,396
Net Investment Income*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares Sold
Institutional Shares	2,433	1,646
Service Shares	15,031	18,060
Service II Shares	14,114	7,087
Redemption Fees
Service II Shares	17	10
Shares Repurchased
Institutional Shares	(1,277)	(1,199)
Service Shares	(24,167)	(15,808)
Service II Shares	(7,181)	(7,427)
Net Increase/(Decrease) from Capital Share Transactions	(1,030)	2,369
Net Increase in Net Assets	27,089	45,765
Net Assets:
Beginning of period	121,278	75,513
End of period	$148,367	$121,278

Undistributed Net Investment Loss*	$(283)	$(3)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$4.43	$2.82	$5.02	$4.13	$3.82
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.04)	.09	–	.03
Net gain/(loss) on investments (both realized and unrealized)	1.14	1.65	(2.28)	.91	.28
Total from Investment Operations	1.10	1.61	(2.19)	.91	.31
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.01)	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions and Other	–	–	(.01)	(.02)	–
Net Asset Value, End of Period	$5.53	$4.43	$2.82	$5.02	$4.13
Total Return	24.83%	57.09%	(43.70)%	22.07%	8.12%
Net Assets, End of Period (in thousands)	$4,803	$2,835	$1,395	$4,093	$2,673
Average Net Assets for the Period (in thousands)	$3,825	$2,218	$3,000	$3,293	$2,823
Ratio of Gross Expenses to Average Net Assets(1)	0.87%(2)	0.95%(2)	0.85%(2)	0.82%(2)	0.83%
Ratio of Net Expenses to Average Net Assets(1)	0.87%(2)	0.95%(2)	0.85%(2)	0.82%(2)	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.23)%	(0.31)%	0.04%(3)	0.70%	0.13%
Portfolio Turnover Rate	79%	101%	92%	67%	89%

Service Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$4.55	$2.90	$5.18	$4.27	$3.96
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	–	.02	–
Net gain/(loss) on investments (both realized and unrealized)	1.12	1.65	(2.28)	.91	.31
Total from Investment Operations	1.11	1.65	(2.28)	.93	.31
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions and Other	–	–	–	(.02)	–
Net Asset Value, End of Period	$5.66	$4.55	$2.90	$5.18	$4.27
Total Return	24.40%	56.90%	(43.97)%	21.70%	7.83%
Net Assets, End of Period (in thousands)	$112,809	$99,472	$62,274	$137,367	$132,281
Average Net Assets for the Period (in thousands)	$101,085	$78,097	$101,523	$133,221	$134,175
Ratio of Gross Expenses to Average Net Assets(1)	1.13%(2)	1.22%(2)	1.11%(2)	1.07%(2)	1.08%
Ratio of Net Expenses to Average Net Assets(1)	1.13%(2)	1.22%(2)	1.11%(2)	1.07%(2)	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.50)%	(0.56)%	(0.23)%(3)	0.39%	(0.12)%
Portfolio Turnover Rate	79%	101%	92%	67%	89%

*	See Note 5 in Notes to Financial Statements.
(1)	See Note 6 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.76% and 0.76%, respectively, in 2010, 0.91% and 0.91%, respectively, in 2009, 0.85% and 0.85%, respectively, in 2008, 0.82% and 0.82%, respectively, in 2007 for Institutional Shares and 1.02% and 1.02%, respectively, in 2010, 1.18% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(3)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.02% for Institutional Shares and 0.02% for Service Shares. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

14 | DECEMBER 31, 2010

Service II Shares

	Janus Aspen Global Technology Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$4.65	$2.96	$5.28	$4.35	$4.03
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	–	.02	–
Net gain/(loss) on investments (both realized and unrealized)	1.15	1.69	(2.32)	.93	.32
Total from Investment Operations	1.14	1.69	(2.32)	.95	.32
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	(.02)	–
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	–	–	–	(.02)	–
Net Asset Value, End of Period	$5.79	$4.65	$2.96	$5.28	$4.35
Total Return	24.52%	57.09%	(43.89)%	21.75%	7.94%
Net Assets, End of Period (in thousands)	$30,755	$18,971	$11,844	$26,188	$24,868
Average Net Assets for the Period (in thousands)	$20,569	$16,142	$19,274	$25,482	$25,605
Ratio of Gross Expenses to Average Net Assets(2)	1.11%(3)	1.20%(3)	1.11%(3)	1.07%(3)	1.08%
Ratio of Net Expenses to Average Net Assets(2)	1.11%(3)	1.20%(3)	1.11%(3)	1.07%(3)	1.08%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.47)%	(0.54)%	(0.24)%(4)	0.39%	(0.13)%
Portfolio Turnover Rate	79%	101%	92%	67%	89%

*	See Note 5 in Notes to Financial Statements.
(1)	Redemption fees aggregated less than $.01 on a per share basis.
(2)	See Note 6 in Notes to Financial Statements.
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.99% and 0.99%, respectively, in 2010, 1.17% and 1.17%, respectively, in 2009, 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.
(4)	As a result of the recharacterization of dividend income to return of capital, the Ratio of Net Investment Income/(Loss) to Average Net Assets has been reduced by 0.03%. The adjustment had no impact on total net assets or total return of the class.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments

Lipper Variable Annuity Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World Information Technology Index	A capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
E-Commerce/Services	$3,500,235	$1,813,818	$–
Internet Content – Entertainment	–	405,591	–
Telecommunication Equipment	2,456,882	267,658	–
Transactional Software	–	1,824,376	–
Wireless Equipment	6,416,008	341,288	–
All Other	123,480,558	–	–

Money Market	–	8,750,170	–

Total Investments in Securities	$135,853,683	$13,402,901	$–

Investments in Purchased Options:	$–	$61,623	$–

Investments in Securities Sold Short:	$(3,153,825)	$–	$–

Other Financial Instruments(a):	$–	$(121,480)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$27,223,531

16 | DECEMBER 31, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

Janus Aspen Series | 17

Notes to Financial Statements (continued)

may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

18 | DECEMBER 31, 2010

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the year.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Global Technology Portfolio	$–	$13,730,893

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies

20 | DECEMBER 31, 2010

that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an

Janus Aspen Series | 21

Notes to Financial Statements (continued)

investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2010 as indicated in the table below:

Portfolio	(Losses)

Janus Aspen Global Technology Portfolio	$(67,273)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

22 | DECEMBER 31, 2010

Written option activity for the fiscal year ended December 31, 2010 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	910	148,023
Options closed	(632)	(110,976)
Options expired	–	–
Options exercised	(278)	(37,047)

Options outstanding at December 31, 2010	–	$–

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Portfolio is normally only permitted to take long positions in CDXs.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$61,623
Foreign Exchange Contracts	Forward currency contracts	19,210	Forward currency contracts	$140,690

Total		$80,833		$140,690

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$292,869	$–	$292,869

Foreign Exchange Contracts	–	–	–	67,806	67,806

Total	$–	$–	$292,869	$67,806	$360,675

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(246,898)	$–	$(246,898)

Foreign Exchange Contracts	–	–	–	(353,330)	(353,330)

Total	$–	$–	$(246,898)	$(353,330)	$(600,228)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

24 | DECEMBER 31, 2010

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus

Janus Aspen Series | 25

Notes to Financial Statements (continued)

applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the year.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

26 | DECEMBER 31, 2010

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. As of December 31, 2010, Janus Aspen Global Technology Portfolio had deposits with brokers of $2,959,339. The deposits represent restricted cash held as collateral in relation to short sales.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual
	Average Daily	Investment
	Net Assets	Advisory Fee (%)
Portfolio	of the Portfolio	(annual rate)

Janus Aspen Global Technology Portfolio	All Asset Levels	0.64

Janus Capital has agreed until at least May 1, 2012 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
Portfolio	(May 1, 2010 to Present)	(until May 1, 2010)

Janus Aspen Global Technology Portfolio	0.95	1.24

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010, Janus Capital assumed $64,973 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $53,833 was paid by the Trust during the fiscal year ended December 31, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the fiscal year ended December 31, 2010 were $16,515 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2010, the Portfolio recorded distributions from affiliated investment

28 | DECEMBER 31, 2010

companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	$60,103,037	$(53,212,869)	$9,001	$8,750,170

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

In 2010, the Portfolio incurred “Post-October” losses during the period from November 1, 2010 through December 31, 2010. These losses will be deferred for tax purposes and recognized in 2011.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Global Technology Portfolio	$–	$–	$(25,473,859)	$(20,710)	$(3,490)	$32,211,974

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2011	2012	2017	Capital Losses

Janus Aspen Global Technology Portfolio	$(8,794,052)	$(1,233,946)	$(15,445,861)	$(25,473,859)

During the fiscal year ended December 31, 2010, the following capital loss carryover was utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Technology Portfolio	$21,563,992

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Global Technology Portfolio	$116,911,747	$34,105,134	$(1,698,674)

Janus Aspen Series | 29

Notes to Financial Statements (continued)

Information on the tax components of securities sold short as of December 31, 2010 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized
Portfolio	Securities Sold Short	(Appreciation)	Depreciation

Janus Aspen Global Technology Portfolio	$(2,959,339)	$(194,486)	$–

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(377,286)

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Global Technology Portfolio	$–	$–	$–	$(524,999)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Janus Aspen Global
Technology Portfolio

Institutional Shares
2010	0.87%
2009	0.95%
2008	0.85%
2007	0.82%
2006	0.83%

Service Shares
2010	1.13%
2009	1.22%
2008	1.11%
2007	1.07%
2006	1.08%

Service II Shares
2010	1.11%
2009	1.20%
2008	1.11%
2007	1.07%
2006	1.08%

30 | DECEMBER 31, 2010

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	512	488
Reinvested dividends and distributions	–	–
Shares repurchased	(283)	(343)
Net Increase/(Decrease) in Portfolio Shares	229	145
Shares Outstanding, Beginning of Period	640	495
Shares Outstanding, End of Period	869	640
Transactions in Portfolio Shares – Service Shares
Shares sold	3,111	4,803
Reinvested dividends and distributions	–	–
Shares repurchased	(5,043)	(4,417)
Net Increase/(Decrease) in Portfolio Shares	(1,932)	386
Shares Outstanding, Beginning of Period	21,846	21,460
Shares Outstanding, End of Period	19,914	21,846
Transactions in Portfolio Shares – Service II Shares
Shares sold	2,712	1,984
Reinvested dividends and distributions	–	–
Shares repurchased	(1,479)	(1,904)
Net Increase/(Decrease) in Portfolio Shares	1,233	80
Shares Outstanding, Beginning of Period	4,082	4,002
Shares Outstanding, End of Period	5,315	4,082

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$95,896,385	$104,800,969	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus

Janus Aspen Series | 31

Notes to Financial Statements (continued)

Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

11.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

32 | DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2011

Janus Aspen Series | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

34 | DECEMBER 31, 2010

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

36 | DECEMBER 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses),

38 | DECEMBER 31, 2010

realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 50 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees†

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	50	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	50	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

† William Cvengros joined the Board as a new Trustee effective January 1, 2011.

40 | DECEMBER 31, 2010

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John W. McCarter, Jr.* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	50	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	50	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	50**	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	50	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 20 funds. Including Janus Capital Funds Plc and the 50 funds comprising the Janus funds, Mr. Mullen oversees 70 funds.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	50	None

Martin H. Waldinger* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	50	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

42 | DECEMBER 31, 2010

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Burton H. Wilson 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Portfolio Manager Janus Aspen Global Technology Portfolio	2/06-Present	Vice President and Assistant Director of Equity Research of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Research Analyst (2004-2009) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2010

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-221	109-02-81119 02-11

2010 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Janus Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Janus Portfolio (unaudited)

Portfolio Snapshot
We seek to deliver strong risk-adjusted returns over an entire market cycle by managing a diversified, moderately positioned, classic large cap growth portfolio. We look for durable franchises with consistent free cash flow growth, high and improving returns, diversified revenue streams and properly incentivized management teams.
Jonathan Coleman lead co-portfolio manager	Daniel Riff co-portfolio manager

Performance Review

For the 12-month period ended December 31, 2010, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 14.52% and 14.26%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 16.71% and its secondary benchmark, the S&P 500® Index, returned 15.06%.

Economic Overview

U.S. stocks posted double-digit gains during the 12-month period ended December 31, 2010 and closed near their highest level since June 2008. Equity markets began the year on a bullish note, but soon gave way to worries over rising interest rates and tighter lending in China. Stocks rebounded in September following better-than-expected economic data and continued to rally through the final three months as more positive data points and a second round of quantitative easing by the Federal Reserve more than offset a re-emergence of concerns over European sovereign debt issues. Small caps significantly outperformed large caps during the period, while growth-style indices significantly outperformed value. Consumer discretionary and industrials were the best performing sectors within the Russell 1000® Growth Index, while health care and utilities were relative laggards. Commodities posted strong gains, although natural gas was a notable exception with double-digit losses.

Detractors

Shares of network equipment provider Cisco Systems dropped significantly after the company gave lower-than-expected guidance. The company cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. We are evaluating the position and looking at the report in the context of our identified key leverage points.

Chip maker Qualcomm fell during the period. Qualcomm’s licensing and semiconductor businesses remain attractive, but it continues to spin its wheels in attempting to create additional businesses. We believe the company’s future remains bright, but given the high volatility in its business model and valuation we decided to sell the position.

Brazilian oil development and production company Petroleo Brasileiro (known as Petrobras) retreated amid concerns over potential dilution related to a large capital raise. The complexity over the deal clouds the near-term prospects for Petrobras, in our view. We sold our position.

Contributors

Apple is a long-term holding in the Portfolio and remained a top position largely because of its highly successful line of differentiated mobile computing products as well as its potential to grow market share in personal computers. The company continued to execute well and may be in the early stages of its market share gains globally. We see Apple continuing to be a dominant player in the smart phone market; its hardware and software integration remains a key driver of its market share gains in the personal computing space.

Occidental benefited from a rise in energy prices as well as an announcement that it would divest assets in Argentina, add to its U.S. assets and raise its dividend. We like Occidental, which has oil and gas, chemicals and midstream (processing and transport) divisions, for its continued ability to grow its U.S. assets while containing operating and capital costs.

One of our top holdings, Oracle, is an example of a company with a relatively stable customer base, recurring revenue stream and differentiated products. This combination positions Oracle to do well in a variety of economic environments, in our opinion. It is executing effectively on its acquisition of Sun Microsystems and is now able to offer more integrated hardware and software products.

2 | DECEMBER 31, 2010

(unaudited)

Due to certain circumstances and market conditions, we may initiate positions in call and put options in an attempt to hedge risk and generate income for the portfolio. We sometimes sell calls on portions of existing long holdings. We do this at stock prices at which we’d be willing to trim the securities. The option trades are initiated to generate income based on fundamental research and our view of volatility. We also sell puts on stocks that we would like to own at prices lower than today’s levels. During the period, our aggregate derivative positions aided relative results. (Please see “Notes to Financial Statements” for information about the hedging techniques used by the Portfolio.)

Outlook

While the investing climate has improved, market conditions remained challenging for the Portfolio. Relatively high correlations among stocks persisted through the year as investors bought the “market” as a whole rather than focus on fundamental quality. We look for opportunities to invest in companies that we feel have sustainable advantages, lean operating structures and durable growth at compelling valuations. These companies tended to be relative underperformers during the year.

Valuations for high quality growth companies remain compelling. Historically, growth stocks have traded at a premium over value stocks because of their faster growth potential. However that premium has narrowed to the point where growth and value now have similar multiples. This would make sense if growth companies were reporting weaker earnings or balance sheets were deteriorating. But the opposite appears to be the case; corporate profits have been rising, balance sheets remain healthy and net margins for large companies hit the highest levels in more than 25 years. These are hardly signs of weakening fundamentals. Moreover, if the economy slows and margins revert to the mean, high-quality companies will have more ability to protect profitability than firms with lower margins. These high-quality stocks thus have a favorably skewed risk/reward profile.

Going forward, we believe that additional liquidity and stimulus in the system will continue to support investor sentiment and economic growth. We remain concerned about sovereign debt issues in Europe, inflationary pressures in emerging markets and weakness in the U.S. housing market. We are confident in our portfolio holdings, however, because we feel many of our top names trade at a discount to the market with the potential to generate faster growth at higher returns. Given their discounted valuations and their ability to appreciate in a variety of macro-economic outcomes, our holdings represent what we believe are the best risk-reward opportunities in the large-cap growth universe.

Thank you for your investment in Janus Aspen Janus Portfolio.

Janus Aspen Series | 3

Janus Aspen Janus Portfolio (unaudited)

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.19%
Occidental Petroleum Corp.	0.99%
Oracle Corp.	0.90%
eBay, Inc.	0.73%
Anheuser-Busch InBev N.V.	0.66%

5 Bottom Performers – Holdings

Contribution

Cisco Systems, Inc.	–0.74%
Petroleo Brasileiro S.A. (U.S. Shares)	–0.44%
QUALCOMM, Inc.	–0.44%
Baxter International, Inc.	–0.33%
Celgene Corp.	–0.29%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	3.49%	30.72%	31.90%
Industrials	2.86%	11.21%	11.89%
Consumer Discretionary	1.50%	5.83%	12.80%
Consumer Staples	1.43%	12.56%	12.78%
Financials	1.05%	7.52%	4.89%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	–0.61%	13.60%	12.86%
Utilities	–0.02%	0.06%	0.47%
Telecommunication Services	0.60%	4.49%	0.75%
Materials	0.76%	5.11%	4.41%
Energy	0.77%	8.90%	7.25%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Apple, Inc. Computers	5.2%
Occidental Petroleum Corp. Oil Companies – Exploration and Production	4.5%
Crown Castle International Corp. Wireless Equipment	4.3%
Anheuser-Busch InBev N.V. Brewery	4.1%
International Business Machines Corp. Computer Services	4.0%

22.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 0.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Janus Portfolio (unaudited)

Performance

Average Annual Total Return – for the fiscal year ended December 31, 2010					Expense Ratios – per the May 1, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio – Institutional Shares	14.52%	3.83%	–0.43%	6.99%	0.68%

Janus Aspen Janus Portfolio – Service Shares	14.26%	3.58%	–0.67%	6.70%	0.92%

Russell 1000® Growth Index	16.71%	3.75%	0.02%	7.30%

S&P 500® Index	15.06%	2.29%	1.41%	8.00%

Core Growth Index	15.89%	3.04%	0.75%	7.70%

Lipper Quartile – Institutional Shares	3rd	1st	3rd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	141/230	42/185	60/106	15/27

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

See important disclosures on the next page.

6 | DECEMBER 31, 2010

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives, and short sales. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,209.50	$4.07

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,208.40	$5.46

Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

†	Expenses are equal to the annualized expense ratio of 0.73% for Institutional Shares and 0.98% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Aspen Series | 7

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Contract Amounts		Value

Common Stock – 99.1%
Aerospace and Defense – 0.3%
47,400	Raytheon Co.	$2,196,516
Aerospace and Defense – Equipment – 0.5%
41,385	United Technologies Corp.	3,257,827
Apparel Manufacturers – 0.5%
29,180	Polo Ralph Lauren Corp.	3,236,646
Applications Software – 0.6%
136,835	Microsoft Corp.	3,820,433
Automotive – Cars and Light Trucks – 1.0%
176,240	General Motors Co.*	6,496,206
Beverages – Non-Alcoholic – 0.7%
179,545	Coca-Cola Enterprises, Inc.	4,494,011
Beverages – Wine and Spirits – 1.2%
444,540	Diageo PLC**	8,211,946
Brewery – 4.1%
474,611	Anheuser-Busch InBev N.V.**	27,140,558
2,113,456	Anheuser-Busch InBev N.V. – VVPR Strip*,**	11,295
		27,151,853
Casino Hotels – 0.8%
588,740	Crown, Ltd.	4,966,873
Chemicals – Diversified – 1.2%
67,150	E.I. du Pont de Nemours & Co.	3,349,442
56,793	K+S A.G.**	4,276,643
		7,626,085
Commercial Services – Finance – 1.0%
103,190	Verisk Analytics, Inc.*	3,516,715
167,145	Western Union Co.	3,103,883
		6,620,598
Computer Services – 4.0%
180,750	International Business Machines Corp.**	26,526,870
Computers – 5.2%
108,220	Apple, Inc.*,**	34,907,443
Cosmetics and Toiletries – 1.3%
105,170	Colgate-Palmolive Co.	8,452,513
Diversified Banking Institutions – 3.6%
747,880	Citigroup, Inc.*	3,537,473
53,045	Goldman Sachs Group, Inc.	8,920,047
192,450	JPMorgan Chase & Co.	8,163,729
125,310	Morgan Stanley	3,409,685
		24,030,934
Diversified Operations – 3.3%
214,550	Danaher Corp.	10,120,324
288,910	Tyco International, Ltd. (U.S. Shares)	11,972,430
		22,092,754
E-Commerce/Services – 4.9%
946,875	eBay, Inc.*,**	26,351,531
126,265	Expedia, Inc.	3,167,989
18,215	Netflix, Inc.*	3,200,376
		32,719,896
Electric Products – Miscellaneous – 0.8%
89,115	Emerson Electric Co.	5,094,705
Electronic Components – Miscellaneous – 0.3%
52,835	Tyco Electronics, Ltd. (U.S. Shares)	1,870,359
Electronic Components – Semiconductors – 1.3%
275,611	Texas Instruments, Inc.**	8,957,358
Electronic Connectors – 1.1%
139,820	Amphenol Corp. – Class A	7,379,700
Enterprise Software/Services – 3.4%
718,020	Oracle Corp.	22,474,026
Finance – Other Services – 0.7%
14,070	CME Group, Inc.	4,527,023
Food – Miscellaneous/Diversified – 0.4%
54,235	H.J. Heinz Co.	2,682,463
Gold Mining – 1.7%
179,860	Newmont Mining Corp.	11,048,800
Industrial Gases – 1.0%
67,290	Praxair, Inc.	6,424,176
Investment Management and Advisory Services – 1.4%
149,035	T. Rowe Price Group, Inc.	9,618,719
Life and Health Insurance – 1.3%
83,070	AFLAC, Inc.	4,687,640
372,940	Prudential PLC**	3,883,581
		8,571,221
Medical – Biomedical and Genetic – 5.5%
393,701	Celgene Corp.*,**	23,283,477
81,785	Genzyme Corp.*	5,823,092
132,695	Gilead Sciences, Inc.*	4,808,867
81,714	Vertex Pharmaceuticals, Inc.*	2,862,441
		36,777,877
Medical – Drugs – 4.3%
136,430	Abbott Laboratories	6,536,361
492,655	Bristol-Myers Squibb Co.	13,045,505
156,300	Endo Pharmaceuticals Holdings, Inc.*	5,581,473
196,055	Pfizer, Inc.	3,432,923
		28,596,262
Medical – HMO – 0.7%
135,820	UnitedHealth Group, Inc.	4,904,460
Medical Instruments – 0.8%
124,599	St. Jude Medical, Inc.*	5,326,607
Medical Products – 2.1%
301,310	Covidien PLC (U.S. Shares)**	13,757,815
Metal Processors and Fabricators – 1.2%
57,110	Precision Castparts Corp.	7,950,283
Multimedia – 0.9%
155,715	Walt Disney Co.	5,840,870
Networking Products – 2.3%
751,952	Cisco Systems, Inc.*,**	15,211,989
Oil – Field Services – 1.3%
216,670	Halliburton Co.	8,846,636
Oil Companies – Exploration and Production – 7.8%
68,075	Apache Corp.	8,116,582
151,030	EOG Resources, Inc.	13,805,652
306,565	Occidental Petroleum Corp.**	30,074,027
		51,996,261

See Notes to Schedule of Investments and Financial Statements

8 | DECEMBER 31, 2010

Schedule of Investments

As of December 31, 2010

Shares or Contract Amounts		Value

Pharmacy Services – 1.6%
178,275	Medco Health Solutions, Inc.*	$10,922,909
Pipelines – 0.7%
116,320	Enterprise Products Partners L.P.	4,840,075
Retail – Apparel and Shoe – 1.0%
224,960	Limited Brands, Inc.	6,913,021
Retail – Drug Store – 1.4%
234,865	Walgreen Co.	9,150,340
Retail – Regional Department Stores – 0.5%
132,559	Macy’s, Inc.	3,353,743
Retail – Restaurants – 0.8%
72,611	McDonald’s Corp.	5,573,620
Semiconductor Components/Integrated Circuits – 1.6%
251,685	Marvell Technology Group, Ltd.*	4,668,757
2,420,942	Taiwan Semiconductor Manufacturing Co., Ltd.	5,904,533
		10,573,290
Steel – Producers – 0.7%
113,120	Nucor Corp.	4,956,918
Telecommunication Equipment – 0%
334	Nortel Networks Corp. (U.S. Shares)*	5
Television – 1.4%
500,120	CBS Corp. – Class B	9,527,286
Tobacco – 1.7%
196,195	Philip Morris International, Inc.	11,483,293
Toys – 0.5%
130,980	Mattel, Inc.	3,330,821
Transportation – Railroad – 1.5%
79,570	Canadian National Railway Co. (U.S. Shares)	5,289,018
50,915	Union Pacific Corp.	4,717,784
		10,006,802
Transportation – Services – 2.3%
84,855	C.H. Robinson Worldwide, Inc.	6,804,522
98,840	Expeditors International of Washington, Inc.	5,396,664
36,280	FedEx Corp.	3,374,403
		15,575,589
Web Portals/Internet Service Providers – 4.1%
29,990	Google, Inc. – Class A*	17,813,160
585,300	Yahoo!, Inc.*	9,733,539
		27,546,699
Wireless Equipment – 4.8%
650,085	Crown Castle International Corp.*	28,493,226
351,800	Motorola, Inc.*	3,190,826
		31,684,052

Total Common Stock (cost $479,892,727)		660,105,477

Purchased Options – Calls – 0.1%
2,380	Microsoft Corp. expires January 2012 exercise price $27.50 (premiums paid $687,820)	705,805

Money Market – 0.8%
5,556,933	Janus Cash Liquidity Fund LLC, 0% (cost $5,556,933)	5,556,933

Total Investments (total cost $486,137,480) – 100.0%		666,368,215

Liabilities, net of Cash, Receivables and Other Assets **– 0.0%		(195,716)

Net Assets – 100%		$666,172,499

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$4,966,873	0.7%
Belgium	27,151,853	4.1%
Bermuda	4,668,757	0.7%
Canada	5,289,023	0.8%
Germany	4,276,643	0.6%
Ireland	13,757,815	2.1%
Switzerland	13,842,789	2.1%
Taiwan	5,904,533	0.9%
United Kingdom	12,095,527	1.8%
United States††	574,414,402	86.2%

Total	$666,368,215	100.0%

††	Includes Cash Equivalents (85.4% excluding Cash Equivalents).

Schedule of Written Options – Calls	Value

Apple, Inc. expires January 2011 148 contracts exercise price $300.00	$(373,642)
Celgene Corp. expires January 2011 476 contracts exercise price $62.50	(20,144)
Cisco Systems, Inc. expires April 2011 1,500 contracts exercise price $22.00	(71,975)
Cisco Systems, Inc. expires April 2011 1,440 contracts exercise price $23.00	(39,634)
Cisco Systems, Inc. expires April 2011 1,400 contracts exercise price $24.00	(21,986)
eBay, Inc. expires January 2011 1,000 contracts exercise price $32.00	(5,977)
Texas Instruments, Inc. expires January 2011 541 contracts exercise price $27.50	(271,990)

Total Schedule of Written Options – Calls (premiums received $585,842 )	$(805,348)

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 9

Janus Aspen Janus Portfolio

Schedule of Investments

As of December 31, 2010

Schedule of Written Options – Puts	Value

Deere & Co. expires January 2011 490 contracts exercise price $65.00	$(1,141)
Freeport-McMoran Copper and Gold expires February 2011 360 contracts exercise price $90.00	(15,824)
MasterCard, Inc. – Class A expires January 2011 145 contracts exercise price $230.00	(153,027)
Microsoft Corp. (LEAPS) expires January 2012 2,380 contracts exercise price $25.00	(479,096)
Research In Motion, Ltd. expires June 2011 660 contracts exercise price $50.00	(184,847)
Waste Management, Inc. expires January 2011 970 contracts exercise $32.50	(2,747)

Total Written Options – Puts (premiums received $1,190,913 )	$(836,682)

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

HSBC Securities (USA), Inc.: Euro 1/27/11	3,100,000	$4,141,705	$(77,109)

JP Morgan Chase & Co.:
British Pound 1/6/11	1,300,000	2,026,544	88,868
Euro 1/6/11	2,900,000	3,874,659	254,593

		5,901,203	343,461

Total		$10,042,908	$266,352

Dividend Swap outstanding at December 31, 2010

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Appreciation

Goldman Sachs International	7,902,160 EUR	72,100 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	72,100 EUR for every 1 dividend Dow Jones Euro STOXX 50 Index point increase in the actual dividends from the Fixed Strike	12/28/12	$326,427

Total					$326,427

See Notes to Schedule of Investments and Financial Statements

10 | DECEMBER 31, 2010

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2010	Janus
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$486,137
Unaffiliated investments at value	$660,811
Affiliated investments at value	5,557
Restricted cash (Note 1)	1,151
Swap contracts	326
Receivables:
Investments sold	–
Portfolio shares sold	54
Dividends	474
Foreign dividend tax reclaim	281
Non-interested Trustees’ deferred compensation	19
Other assets	56
Forward currency contracts	343
Total Assets	669,072
Liabilities:
Payables:
Options written, at value(1)	1,642
Due to custodian	10
Investments purchased	32
Portfolio shares repurchased	504
Dividends	–
Advisory fees	359
Distribution fees and shareholder servicing fees	51
Non-interested Trustees’ fees and expenses	14
Non-interested Trustees’ deferred compensation fees	19
Accrued expenses and other payables	192
Forward currency contracts	77
Total Liabilities	2,900
Net Assets	$666,172
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$740,972
Undistributed net investment income*	968
Undistributed net realized loss from investment and foreign currency transactions*	(256,747)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	180,979
Total Net Assets	$666,172
Net Assets - Institutional Shares	$424,037
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,477
Net Asset Value Per Share	$24.26
Net Assets - Service Shares	$242,135
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,075
Net Asset Value Per Share	$24.03

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums of $1,776,755 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2010	Janus
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	18,314
Dividends from affiliates	161
Foreign tax withheld	(485)
Total Investment Income	17,990
Expenses:
Advisory fees	8,786
Shareholder reports expense	213
Transfer agent fees and expenses	1
Registration fees	33
Custodian fees	49
Professional fees	79
Non-interested Trustees’ fees and expenses	61
Short sales dividend expense	28
Short sales interest expense	–
Distribution fees and shareholder servicing fees - Service Shares	2,407
Other expenses	90
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	11,747
Expense and Fee Offset	(1)
Net Expenses	11,746
Net Investment Income	6,244
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	324,177
Net realized gain from futures contracts	234
Net realized loss from short sales	(148)
Net realized gain from options contracts	131
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(267,824)
Net Gain/(Loss) on Investments	56,570
Net Increase in Net Assets Resulting from Operations	$62,814

See Notes to Financial Statements.

12 | DECEMBER 31, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Janus
	Portfolio
For the fiscal years ended December 31(all numbers in thousands)	2010	2009

Operations:
Net investment income	$6,244	$7,105
Net realized gain/(loss) from investment and foreign currency transactions	324,177	(270,835)
Net realized gain from futures contracts	234	–
Net realized gain/(loss) from short sales	(148)	–
Net realized gain from options contracts	131	4,911
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(267,824)	886,824
Net Increase in Net Assets Resulting from Operations	62,814	628,005
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(4,351)	(2,061)
Service Shares	(855)	(5,830)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(5,206)	(7,891)
Capital Share Transactions:
Shares Sold
Institutional Shares	16,839	23,365
Service Shares	97,297	500,512
Reinvested Dividends and Distributions
Institutional Shares	4,351	2,061
Service Shares	855	5,830
Shares Repurchased
Institutional Shares	(88,860)	(55,027)
Service Shares	(1,910,734)	(113,326)
Net Increase/(Decrease) from Capital Share Transactions	(1,880,252)	363,415
Net Increase/(Decrease) in Net Assets	(1,822,644)	983,529
Net Assets:
Beginning of period	2,488,816	1,505,287
End of period	$666,172	$2,488,816

Undistributed Net Investment Income*	$968	$735

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$21.43	$15.81	$26.43	$23.12	$20.86
Income from Investment Operations:
Net investment income	.16	.12	.22	.24	.12
Net gain/(loss) on investments (both realized and unrealized)	2.91	5.60	(10.68)	3.25	2.25
Total from Investment Operations	3.07	5.72	(10.46)	3.49	2.37
Less Distributions and Other:
Dividends (from net investment income)*	(.24)	(.10)	(.16)	(.18)	(.11)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions and Other	(.24)	(.10)	(.16)	(.18)	(.11)
Net Asset Value, End of Period	$24.26	$21.43	$15.81	$26.43	$23.12
Total Return	14.52%	36.26%	(39.70)%	15.14%	11.38%
Net Assets, End of Period (in thousands)	$424,037	$441,921	$353,051	$677,593	$677,289
Average Net Assets for the Period (in thousands)	$409,886	$380,924	$525,042	$686,441	$693,731
Ratio of Gross Expenses to Average Net Assets	0.70%(1)	0.68%	0.66%	0.66%	0.69%
Ratio of Net Expenses to Average Net Assets	0.70%(1)	0.68%	0.66%	0.66%	0.69%
Ratio of Net Investment Income to Average Net Assets	0.60%	0.59%	0.87%	0.89%	0.49%
Portfolio Turnover Rate	43%	56%	69%	78%	54%

Service Shares

	Janus Aspen Janus Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$21.11	$15.59	$26.08	$22.84	$20.62
Income from Investment Operations:
Net investment income	.03	.07	.14	.32	.02
Net gain/(loss) on investments (both realized and unrealized)	2.97	5.52	(10.50)	3.07	2.26
Total from Investment Operations	3.00	5.59	(10.36)	3.39	2.28
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.07)	(.13)	(.15)	(.06)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions and Other	(.08)	(.07)	(.13)	(.15)	(.06)
Net Asset Value, End of Period	$24.03	$21.11	$15.59	$26.08	$22.84
Total Return	14.26%	35.93%	(39.85)%	14.84%	11.08%
Net Assets, End of Period (in thousands)	$242,135	$2,046,895	$1,152,236	$1,211,381	$149,718
Average Net Assets for the Period (in thousands)	$962,905	$1,528,802	$1,251,357	$569,659	$148,875
Ratio of Gross Expenses to Average Net Assets	0.92%(1)	0.92%	0.91%	0.91%	0.94%
Ratio of Net Expenses to Average Net Assets	0.92%(1)	0.92%	0.91%	0.91%	0.94%
Ratio of Net Investment Income to Average Net Assets	0.39%	0.32%	0.61%	0.58%	0.24%
Portfolio Turnover Rate	43%	56%	69%	78%	54%

*	See Note 5 in Notes to Financial Statements.
(1)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes any applicable dividends and interest on short positions and may include stock loan fees. The ratios would have been 0.70% and 0.70%, respectively, for Institutional Shares and 0.92% and 0.92%, respectively, for Service Shares without the inclusion of any applicable dividends and interest on short positions and any stock loan fees.

See Notes to Financial Statements.

14 | DECEMBER 31, 2010

Notes to Schedule of Investments

Core Growth Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio
Common Stock	$660,105,477	$–	$–

Money Market	–	5,556,933	–

Total Investments in Securities	$660,105,477	$5,556,933	$–

Investments in Purchased Options:	$–	$705,805	$–

Other Financial Instruments(a):	$–	$(1,049,251)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio	$146,013,805

Janus Aspen Series | 15

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general

16 | DECEMBER 31, 2010

expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of December 31, 2010, Janus Aspen Janus Portfolio had restricted cash in the amount of $1,151,216. The restricted cash represents collateral received in relation to options contracts invested in by the Portfolio at December 31, 2010. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

Janus Aspen Series | 17

Notes to Financial Statements (continued)

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the year.

18 | DECEMBER 31, 2010

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Janus Portfolio	$–	$185,132,103

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

Janus Aspen Series | 19

Notes to Financial Statements (continued)

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all

20 | DECEMBER 31, 2010

exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2010 as indicated in the table below:

Portfolio	Gains

Janus Aspen Janus Portfolio	$1,692,287

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that

Janus Aspen Series | 21

Notes to Financial Statements (continued)

a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the fiscal year ended December 31, 2010 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2009	2,346	$115,587
Options written	10,454	958,367
Options closed	(3,771)	(340,930)
Options expired	(2,346)	(115,587)
Options exercised	(178)	(31,595)

Options outstanding at December 31, 2010	6,505	$585,842

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	16,079	2,976,668
Options closed	(10,851)	(1,651,955)
Options expired	(223)	(133,800)
Options exercised	–	–

Options outstanding at December 31, 2010	5,005	$1,190,913

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit

22 | DECEMBER 31, 2010

default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Portfolio is normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted for	Asset Derivatives		Liability Derivatives
as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments at value	$705,805	Options written, at value	$1,642,030
Equity Contracts	Swap Contracts	326,427
Foreign Exchange Contracts	Forward currency contracts	343,461	Forward currency contracts	77,109

Total		$1,375,693		$1,719,139

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$233,920	$–	$131,272	$–	$365,192

Foreign Exchange Contracts	–	–	–	22,857,256	22,857,256

Total	$233,920	$–	$131,272	$22,857,256	$23,222,448

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$326,427	$50,589	$–	$377,016

Foreign Exchange Contracts	–	–	–	(5,295,209)	(5,295,209)

Total	$–	$326,427	$50,589	$(5,295,209)	$(4,918,193)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market

24 | DECEMBER 31, 2010

conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the year.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Janus Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Janus Portfolio	Core Growth Index

At a “Special Meeting” of the shareholders held on June 10, 2010, shareholders of the Portfolio approved an amended and restated investment advisory agreement between Janus Aspen Series, on behalf of the Portfolio, and Janus Capital, changing the Portfolio’s investment advisory fee structure from an annual fixed rate of 0.64% of average daily net assets to an annual rate that adjusts up or down based upon the performance of the Portfolio’s Service Shares relative to the Portfolio’s benchmark index as noted above.

Only the base fee rate will apply until July 2011 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the

26 | DECEMBER 31, 2010

advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin July 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. No Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months, and accordingly only the Portfolio’s Base Fee Rate applies until July 2011.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010, Janus Capital assumed $64,973 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $53,833 was paid by the Trust during the fiscal year ended December 31, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Aspen Janus Portfolio
Janus Cash Liquidity Fund LLC	$1,907,791,151	$(2,025,103,000)	$161,084	$5,556,933

28 | DECEMBER 31, 2010

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Janus Portfolio(1)	$986,471	$–	$(243,531,357)	$–	$463,384	$167,282,106

(1)	Capital loss carryover is subject to annual limitations.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

			Accumulated
Portfolio	December 31, 2011	December 31, 2017	Capital Losses

Janus Aspen Janus Portfolio(1)	$(84,773,612)	$(158,757,745)	$(243,531,357)

(1)	Capital loss carryover is subject to annual limitations.

The capital loss carryforward of Janus Aspen Janus Portfolio is subject to annual limitations under applicable tax laws and may expire unused as a result of an ownership change during the current year. Due to these limitations, $77,470,656 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in capital.

During the fiscal year ended December 31, 2010, the following capital loss carryover was utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Janus Portfolio	$281,087,106

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Janus Portfolio	$499,086,109	$170,929,029	$(3,646,923)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$5,206,471	$–	$–	$–

Janus Aspen Series | 29

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Janus Portfolio	$7,890,956	$–	$–	$–

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Janus Portfolio
(all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	744	1,328
Reinvested dividends and distributions	208	112
Shares repurchased	(4,098)	(3,143)
Net Increase/(Decrease) in Portfolio Shares	(3,146)	(1,703)
Shares Outstanding, Beginning of Period	20,623	22,326
Shares Outstanding, End of Period	17,477	20,623
Transactions in Portfolio Shares – Service Shares
Shares sold	4,545	29,112
Reinvested dividends and distributions	39	325
Shares repurchased	(91,484)	(6,355)
Net Increase/(Decrease) in Portfolio Shares	(86,900)	23,082
Shares Outstanding, Beginning of Period	96,975	73,893
Shares Outstanding, End of Period	10,075	96,975

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio	$566,037,190	$2,312,793,465	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus

30 | DECEMBER 31, 2010

Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 31

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Janus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Janus Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2011

32 | DECEMBER 31, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory Agreements During The Period

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose

Janus Aspen Series | 33

Additional Information (unaudited) (continued)

performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and the subadviser, the investment

34 | DECEMBER 31, 2010

performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 35

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price,

36 | DECEMBER 31, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

38 | DECEMBER 31, 2010

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2010:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Janus Portfolio	100%

Janus Aspen Series | 39

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 50 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees†

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	50	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	50	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

† William Cvengros joined the Board as a new Trustee effective January 1, 2011.

40 | DECEMBER 31, 2010

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John W. McCarter, Jr.* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	50	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	50	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	50**	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	50	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 20 funds. Including Janus Capital Funds Plc and the 50 funds comprising the Janus funds, Mr. Mullen oversees 70 funds.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	50	None

Martin H. Waldinger* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	50	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

42 | DECEMBER 31, 2010

OFFICERS

		Term of Office* and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	11/07-Present	Co-Chief Investment Officer and Executive Vice President of Janus Capital, and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager (2002-2007) for Enterprise Portfolio and Vice President (1998-2006) of Janus Capital.

Daniel Riff 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Janus Aspen Janus Portfolio	11/07-Present	Portfolio manager for other Janus accounts. Formerly, Analyst (2003-2007) for Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 43

Notes

44 | DECEMBER 31, 2010

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-221	109-02-81111 02-11

2010 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Overseas Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Snapshot
I believe that company fundamentals drive share prices over the long term. I use fundamental research to make high-conviction, long-term investments in the most compelling international growth companies regardless of geography.
Brent Lynn portfolio manager

Janus Aspen Overseas Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 25.31%, 25.02% and 25.03%, respectively, over the twelve-month period ended December 31, 2010. The Portfolio’s primary benchmark, the Morgan Stanley Capital International All Country World ex-U.S. Index, returned 11.15%, and its secondary benchmark, the Morgan Stanley Capital International EAFE Index, returned 7.75% during the period.

Economic Update

My expectations for reasonably strong global economic growth in 2010 turned out to be overly optimistic. In the second half of 2009, U.S. and European economies were showing signs of a significant rebound, driven by central bank easing, fiscal stimulus, and inventory restocking. Momentum slowed, however, in the spring and summer of 2010, particularly in the U.S. I underestimated the difficulty for the U.S. to generate a sustainable recovery in face of housing market weakness, high unemployment, regulatory uncertainty and limited government capacity to provide additional fiscal stimulus. Although, in recent months, export strength has boosted economic activity in Germany and some Northern European countries, many of the key developed world economies appeared weak and fragile. I believe many businesses still have limited visibility into 2011, and the path back to sustained global economic growth remains uncertain.

In contrast to the conditions in developed markets, emerging countries, particularly China, stood out as pillars of strength. Globalization, urbanization, and infrastructure development remained powerful structural drivers of growth in emerging economies. The financial systems in China, India, Brazil, and other key emerging markets generally suffered minimal damage during the 2008 crisis. In addition, China has significant capacity to use fiscal spending to support its economy in the case of another global downturn.

Sovereign balance sheets, particularly for European countries, became a focus for the markets. Clearly significant risks exist for Greece and other over-leveraged countries and sovereign financing difficulties could impact global markets. Yet I believe that measures taken by Spain, the U.K. and other key European countries to address government finances are important positive steps that will yield long-term benefits. I believe that sovereign balance sheets will remain a critical issue for markets over the medium-term. The U.S. and Japan eventually will be forced to tackle difficult fiscal questions to stabilize their own government finances.

Portfolio Positioning

In addition to core holdings in growth-oriented international franchises, the Portfolio maintained significant positions in a number of “special situations” stocks. During the period, the Portfolio owned stocks such as airline companies Delta Air Lines, Continental Airlines, Deutsche Lufthansa, and British Airways; auto companies Ford Motor Co. and Daimler; refining company Valero Energy; and financial companies Bank of America and Deutsche Bank. In these “special situations” stocks, I believe that the market misunderstands the value of these franchises and that structural changes, such as capacity reductions, will lead to higher than expected medium term profitability even though revenue growth may be limited.

Although it is within the guidelines of the Portfolio, our positions in the U.S. warrant discussion. Janus Aspen Overseas Portfolio is opportunistic and often has had some investments in special situations companies and in the U.S. In the aftermath of the 2008 global financial crisis and subsequent global economic downturn, I found a much greater number of special situations and many of them happened to be U.S.-based companies. As a result, I increased our U.S. exposure.

Emerging market stocks also remain an important part of Janus Aspen Overseas Portfolio. I expect economic growth in China, India, Brazil and other key emerging markets to significantly outpace the U.S. and Western countries for many years. In an environment of rapidly expanding economies, I believe that emerging markets will

2 | DECEMBER 31, 2010

(unaudited)

continue to offer some of the most exciting opportunities for investment in great growth companies.

In a difficult market environment with considerable economic uncertainty, I have attempted to maintain a strong valuation discipline. When some of our favorite long-term growth franchises, such as outsourcing logistics company Li & Fung Ltd. and semiconductor intellectual property company ARM Holdings approached our valuation targets, I cut the positions despite strong business fundamentals and promising long-term prospects. I also try to apply a strong valuation discipline in assessing investments in companies with a high degree of economic cyclicality. I believe that the market fears about the state of the global economy have created the opportunity to buy some economically-sensitive companies at quite attractive valuations.

Contributors to Performance

On a geographic basis, holdings in the U.S., U.K., and Hong Kong were significant contributors to performance during the period. Holdings in China, India and South Korea had the largest negative contribution by geography. On a sector basis, our investments in consumer discretionary companies, information technology companies, and financial companies had the greatest positive impact on performance. Investments in consumer staples detracted from performance.

Currency added modestly to the Portfolio’s absolute performance but was a performance detractor relative to its primary benchmark, the MSCI All Country World ex-U.S Index. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

U.K.-based ARM Holdings was the largest contributor to performance during the period. Analyst Garth Yettick’s tremendous multi-year, in-depth research on the company and semiconductor industry gave us the conviction to own a significant position in ARM. Competitive advantages in designing low-power semiconductor processors and widespread acceptance from semiconductor customers positioned the company to grow rapidly during the period across a wide variety of end markets including smartphones, autos and appliances.

Li & Fung, the Portfolio’s biggest position at the end of the fiscal period, was the second largest contributor to performance. We held a large position in Li & Fung because of analyst Andy Tam’s terrific in-depth research on the company and on the logistics outsourcing industry. Li & Fung’s scale, huge network of supplier relationships, and strong balance sheet have allowed the company to take advantage of significant growth opportunities.

U.S. auto manufacturer Ford Motor Co. was the third largest contributor to performance and three U.S. airlines – Delta, Continental, and United – were also large contributors to performance during the period. These stocks are examples of the special situations I mentioned earlier. Superb, detailed research by analysts Guy Scott and Dan Porter on Ford and by Guy Scott and analyst Kris Kelley on the airlines convinced us to own large positions in these stocks. Ford’s earlier efforts to restructure its balance sheet, cut fixed costs, and invest in new products transformed the company into a more competitive and profitable manufacturer in our opinion. Prudent balance sheet management, cost cutting, and a strong focus on limiting capacity growth is also transforming profitability at the airlines.

Detractors from Performance

Chaoda Modern Agriculture, a leading consolidator of agricultural land used for growing vegetables in China, was the largest individual detractor. A convertible and equity issuance weighed on the shares, but the Hong Kong-based company remains a beneficiary of the modernization of agriculture in China in our view.

India-based Reliance Capital also weighed on performance. We believe this financial conglomerate will benefit from increased penetration of financial products in India as the result of strong economic growth and wealth creation in that country.

China Overseas Land & Investment was the third largest detractor. We believe this leading Chinese homebuilder benefits from its strong brand and capital base, its ability to purchase land well, and a diversified land bank, especially in second tier cities which offer some of the best long-term growth opportunities.

Investment Strategy and Outlook

During good markets but especially during difficult ones, conviction in our investments is critical. My conviction to buy or to hold positions comes from our team’s tremendous, in-depth fundamental research. Janus’ investment team travels millions of miles every year, meeting with companies and their competitors, suppliers and customers. I believe these meetings help us understand our companies better and lay the foundation for high-conviction investments.

Despite volatile markets and a relatively bleak near-term picture for the global economy, I remain optimistic about

Janus Aspen Series | 3

Janus Aspen Overseas Portfolio (unaudited)

the long-term. I am excited about the prospects for our companies to improve their competitive positions and to grow revenues and profits. I have not changed my investment approach. I believe the best way to generate solid long-term returns is through high-conviction, long-term investments in what I consider are world-class companies with exciting prospects and undeservedly low valuations.

Although the performance of the markets and the Portfolio was positive over the past 12 months, the future performance of the Portfolio could be considerably worse or perhaps negative. I certainly do not envision another period like the 2008 crisis, but I also recognize the futility of attempting to predict short-term market trends. As steward of your money, I take my responsibility very seriously. I recognize that you have entrusted me and Janus with your hard-earned savings. As manager of the Portfolio, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

ARM Holdings PLC	4.20%
Li & Fung, Ltd.	3.20%
Ford Motor Co.	3.04%
Shangri-La Asia, Ltd.	1.17%
Valero Energy Corp.	1.04%

5 Bottom Performers – Holdings

Contribution

Chaoda Modern Agriculture Holdings, Ltd.	–0.68%
Reliance Capital, Ltd.	–0.45%
China Overseas Land & Investment, Ltd.	–0.38%
Banco Bilbao Vizcaya Argentaria S.A.	–0.38%
Suntech Power Holdings Co., Ltd. (ADR)	–0.37%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Consumer Discretionary	9.57%	24.96%	8.80%
Information Technology	4.89%	12.02%	6.74%
Industrials	4.40%	13.78%	10.38%
Financials	2.88%	24.30%	25.61%
Materials	1.64%	4.09%	12.16%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Telecommunication Services	–0.08%	0.61%	6.04%
Utilities	0.00%	0.00%	4.71%
Consumer Staples	0.01%	4.74%	8.75%
Health Care	1.17%	3.77%	6.18%
Energy	1.20%	11.73%	10.63%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Li & Fung, Ltd. Distribution/Wholesale	6.3%
Ford Motor Co. Automotive – Cars and Light Trucks	5.1%
Reliance Industries, Ltd. Oil Refining and Marketing	4.7%
Bank of America Corp. Diversified Banking Institutions	3.5%
Delta Air Lines, Inc. Airlines	3.3%

22.9%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 24.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Overseas Portfolio (unaudited)

Performance

Average Annual Total Return – for the fiscal year ended December 31, 2010					Expense Ratios – per the May 1, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio – Institutional Shares	25.31%	15.24%	9.44%	13.67%	0.70%

Janus Aspen Overseas Portfolio – Service Shares	25.02%	14.96%	9.17%	13.56%	0.95%

Janus Aspen Overseas Portfolio – Service II Shares	25.03%	14.99%	9.23%	13.60%	0.95%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	11.15%	4.82%	5.54%	N/A**

Morgan Stanley Capital International EAFE® Index	7.75%	2.46%	3.50%	4.88%

Lipper Quartile – Institutional Shares	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	1/275	1/188	4/102	1/34

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

6 | DECEMBER 31, 2010

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

This Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

Janus Aspen Overseas Portfolio held approximately 6.4% and 11.6%, respectively, of its assets in Brazilian and Indian securities as of December 31, 2010, and the Portfolio may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 2, 1994
**	Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

Janus Aspen Series | 7

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,276.10	$3.90

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,274.20	$5.33

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,274.50	$5.33

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

†	Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares, 0.93% for Service Shares and 0.93% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 | DECEMBER 31, 2010

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2010

Shares		Value

Common Stock – 98.3%
Agricultural Chemicals – 2.0%
300,740	Potash Corporation of Saskatchewan, Inc.	$46,729,671
34,470	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	5,336,990
		52,066,661
Agricultural Operations – 1.4%
46,586,847	Chaoda Modern Agriculture Holdings, Ltd.	34,943,432
Airlines – 11.0%
14,567,628	British Airways PLC*	61,883,124
6,845,717	Delta Air Lines, Inc.*	86,256,034
2,310,334	Deutsche Lufthansa A.G.*,**	50,485,019
3,565,303	UAL Corp.*	84,925,518
		283,549,695
Automotive – Cars and Light Trucks – 5.1%
7,794,474	Ford Motor Co.*,**	130,869,218
Building – Residential and Commercial – 1.3%
3,467,000	MRV Engenharia e Participacoes S.A.	32,610,189
Casino Hotels – 1.0%
3,195,914	Crown, Ltd.	26,962,154
Commercial Banks – 8.0%
7,815,169	Anglo Irish Bank Corp., Ltd.*,**,°° ∞,§	0
4,561,756	Banco Bilbao Vizcaya Argentaria S.A.**	46,077,728
2,252,000	Banco de Oro Unibank, Inc.	3,007,808
7,323,050	Commercial Bank of Ceylon PLC	17,158,859
4,292,400	Hatton National Bank PLC	15,475,395
26,395,900	Mizuho Financial Group, Inc.**	49,754,499
1,637,655	Punjab National Bank, Ltd.	44,759,884
486,890	State Bank of India, Ltd.	30,621,472
		206,855,645
Computers – 0.7%
323,305	Research In Motion, Ltd. (U.S. Shares)*	18,793,720
Distribution/Wholesale – 6.8%
958,900	Adani Enterprises, Ltd.	13,938,472
27,892,970	Li & Fung, Ltd.	161,847,123
		175,785,595
Diversified Banking Institutions – 6.6%
6,695,645	Bank of America Corp.	89,319,904
515,501	Deutsche Bank A.G.**	26,930,442
493,097	Julius Baer Group, Ltd.	23,106,503
15,265,827	UniCredit S.P.A.**	31,573,920
		170,930,769
Diversified Operations – 1.5%
1,707,000	Aitken Spence & Co. PLC	2,614,671
1,324,985	MAX India, Ltd.*	4,374,140
22,233,465	Melco International Development, Ltd.*	12,700,587
302,885	Orascom Development Holding A.G.*	18,130,326
		37,819,724
Diversified Operations – Commercial Services – 1.4%
13,727,500	John Keells Holdings PLC	36,930,094
Electric Products – Miscellaneous – 1.4%
350,543	LG Electronics, Inc.*	36,453,753
Electronic Components – Semiconductors – 3.0%
11,509,953	ARM Holdings PLC	75,951,910
Enterprise Software/Services – 0.1%
148,375	Autonomy Corp. PLC*	3,481,081
Finance – Investment Bankers/Brokers – 3.2%
12,863,100	Nomura Holdings, Inc.**	81,612,622
Finance – Mortgage Loan Banker – 0.7%
1,069,135	Housing Development Finance Corp.	17,416,785
Food – Catering – 0%
5,684,000	FU JI Food & Catering Services Holdings, Ltd.*,°° ∞,§	0
Hotels and Motels – 2.5%
23,407,835	Shangri-La Asia, Ltd.	63,544,415
Life and Health Insurance – 0.5%
1,320,091	Prudential PLC	13,746,661
Medical – Biomedical and Genetic – 1.5%
647,990	Celgene Corp.*	38,322,128
Medical – Drugs – 1.7%
1,552,215	Valeant Pharmaceuticals International, Inc.	43,912,162
Metal – Diversified – 1.3%
1,497,160	Ivanhoe Mines, Ltd.*	34,642,535
Multi-Line Insurance – 0.7%
1,834,453	ING Groep N.V.*,**	17,843,300
Oil and Gas Drilling – 0.4%
1,343,952	Karoon Gas Australia, Ltd.*	10,101,286
Oil Companies – Exploration and Production – 2.4%
3,116,098	Cairn Energy PLC*	20,402,213
405,417	Niko Resources, Ltd.	42,083,427
		62,485,640
Oil Companies – Integrated – 1.3%
873,870	Petroleo Brasileiro S.A. (ADR)	33,067,241
Oil Refining and Marketing – 7.8%
5,114,549	Reliance Industries, Ltd.	121,108,768
3,434,715	Valero Energy Corp.	79,410,611
		200,519,379
Property and Casualty Insurance – 1.8%
3,104,013	Reliance Capital, Ltd.	46,397,045
Real Estate Operating/Development – 8.3%
42,731,286	Ayala Land, Inc.	16,058,378
33,732,000	China Overseas Land & Investment, Ltd.	62,407,195
2,403,110	Cyrela Brazil Realty S.A.	31,638,921
970,360	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	8,478,079
12,938,000	Hang Lung Properties, Ltd.	60,506,948
5,510,620	PDG Realty S.A. Empreendimentos e Participacoes	33,735,779
		212,825,300
Retail – Consumer Electronics – 0.8%
294,110	Yamada Denki Co., Ltd.**	20,073,542
Retail – Miscellaneous/Diversified – 1.2%
2,460,276	SM Investments Corp.	30,500,682
Semiconductor Components/Integrated Circuits – 0%
1	Taiwan Semiconductor Manufacturing Co., Ltd.	2
Semiconductor Equipment – 3.2%
2,139,660	ASML Holding N.V.**	82,618,978

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 9

Janus Aspen Overseas Portfolio

Schedule of Investments

As of December 31, 2010

Shares		Value

Steel – Producers – 0.9%
376,578	ArcelorMittal**	$14,279,222
858,900	Tokyo Steel Manufacturing Co., Ltd.**	9,375,205
		23,654,427
Sugar – 2.9%
2,612,014	Bajaj Hindusthan, Ltd.	6,943,365
426,300	Bajaj Hindusthan, Ltd. (GDR)(144A)	1,133,063
1,570,503	Cosan S.A. Industria e Comercio	26,127,734
3,032,876	Cosan, Ltd. – Class A	41,307,771
		75,511,933
Telecommunication Services – 0.5%
3,915,909	Reliance Communications, Ltd.	12,730,426
Toys – 1.5%
130,400	Nintendo Co., Ltd.**	38,283,011
Web Portals/Internet Service Providers – 1.9%
2,967,055	Yahoo!, Inc.*	49,342,125

Total Common Stock (cost $1,798,063,210)		2,533,155,265

Right – 0.1%
Metal – Diversified – 0.1%
1,497,160	Ivanhoe Mines, Ltd.* (cost $0)	2,018,304

Money Market – 1.5%
37,747,000	Janus Cash Liquidity Fund LLC, 0% (cost $37,747,000)	37,747,000

Total Investments (total cost $1,835,810,210) – 99.9%		2,572,920,569

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		3,470,354

Net Assets – 100%		$2,576,390,923

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$37,063,440	1.5%
Bermuda	266,699,309	10.4%
Brazil	165,657,943	6.4%
Canada	193,516,809	7.5%
Cayman Islands	34,943,432	1.4%
Germany	77,415,461	3.0%
Hong Kong	135,614,730	5.3%
India	299,423,420	11.6%
Ireland	0	0.0%
Italy	31,573,920	1.2%
Japan	199,098,879	7.7%
Luxembourg	14,279,222	0.6%
Netherlands	100,462,278	3.9%
Philippines	49,566,868	1.9%
South Korea	36,453,753	1.4%
Spain	46,077,728	1.8%
Sri Lanka	72,179,019	2.8%
Switzerland	41,236,829	1.6%
Taiwan	2	0.0%
United Kingdom	175,464,989	6.8%
United States††	596,192,538	23.2%

Total	$2,572,920,569	100.0%

††	Includes Cash Equivalents (21.7% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 1/13/11	5,800,000,000	$71,463,236	$(1,240,488)

HSBC Securities (USA), Inc.: Japanese Yen 1/27/11	5,985,000,000	73,757,590	(2,667,392)

JP Morgan Chase & Co.: Japanese Yen 1/6/11	8,941,000,000	110,153,126	(1,319,883)

RBC Capital Markets Corp.: Japanese Yen 2/3/11	4,200,000,000	51,764,271	(1,694,572)

Total		$307,138,223	$(6,922,335)

Total Return Swaps outstanding at December 31, 2010

	Notional	Return Paid	Return Received		Unrealized
Counterparty	Amount	by the Portfolio	by the Portfolio	Termination Date	Appreciation

Goldman Sachs	5,834,288,490 JPY	GSBLBank	1-month LIBOR plus 35 basis points	11/24/11	$1,206,932
Morgan Stanley	5,496,294,661 JPY	GSBLBank	1-month LIBOR plus 35 basis points	11/29/11	4,285,047
UBS A.G.	$131,578,493	Sberbank	1-month LIBOR plus 85 basis points	6/13/11	832,989

Total					$6,324,968

See Notes to Schedule of Investments and Financial Statements

10 | DECEMBER 31, 2010

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2010	Overseas
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,835,810
Unaffiliated investments at value	$2,535,174
Affiliated investments at value	37,747
Restricted cash (Note 1)	3,900
Swap contracts	6,325
Receivables:
Investments sold	1,354
Portfolio shares sold	1,700
Dividends	556
Foreign dividend tax reclaim	161
Due from broker	4,310
Non-interested Trustees’ deferred compensation	72
Other assets	58
Total Assets	2,591,357
Liabilities:
Payables:
Due to custodian	4,315
Investments purchased	137
Portfolio shares repurchased	1,464
Dividends	–
Advisory fees	1,383
Distribution fees and shareholder servicing fees	383
Non-interested Trustees’ fees and expenses	18
Non-interested Trustees’ deferred compensation fees	72
Accrued expenses and other payables	272
Forward currency contracts	6,922
Total Liabilities	14,966
Net Assets	$2,576,391
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,810,699
Undistributed net investment income*	3,442
Undistributed net realized gain from investment and foreign currency transactions*	25,709
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	736,541
Total Net Assets	$2,576,391
Net Assets - Institutional Shares	$751,518
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,162
Net Asset Value Per Share	$57.10
Net Assets - Service Shares	$1,475,804
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	26,334
Net Asset Value Per Share	$56.04
Net Assets - Service II Shares	$349,069
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,193
Net Asset Value Per Share	$56.37

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2010	Overseas
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$11
Dividends	28,461
Dividends from affiliates	61
Foreign tax withheld	(1,174)
Total Investment Income	27,359
Expenses:
Advisory fees	15,254
Shareholder reports expense	188
Transfer agent fees and expenses	2
Registration fees	49
Custodian fees	453
Professional fees	91
Non-interested Trustees’ fees and expenses	92
Distribution fees and shareholder servicing fees - Service Shares	3,322
Distribution fees and shareholder servicing fees - Service II Shares	866
Other expenses	113
Non-recurring costs (Note 4)	1
Costs assumed by Janus Capital Management LLC (Note 4)	(1)
Total Expenses	20,430
Expense and Fee Offset	(1)
Net Expenses	20,429
Net Investment Income	6,930
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	212,710
Net realized gain from swap contracts	12,240
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	291,317
Net Gain/(Loss) on Investments	516,267
Net Increase in Net Assets Resulting from Operations	$523,197

See Notes to Financial Statements.

12 | DECEMBER 31, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Overseas
	Portfolio
For the fiscal years ended December 31(all numbers in thousands)	2010	2009

Operations:
Net investment income	$6,930	$8,507
Net realized gain/(loss) from investment and foreign currency transactions	212,710	(114,173)
Net realized gain from swap contracts	12,240	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	291,317	1,125,371
Net Increase in Net Assets Resulting from Operations	523,197	1,019,705
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(4,679)	(3,183)
Service Shares	(7,168)	(4,118)
Service II Shares	(1,887)	(1,140)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	(15,349)
Service Shares	–	(28,510)
Service II Shares	–	(7,738)
Net Decrease from Dividends and Distributions	(13,734)	(60,038)
Capital Share Transactions:
Shares Sold
Institutional Shares	91,356	95,251
Service Shares	199,565	180,271
Service II Shares	46,195	55,995
Redemption Fees
Service II Shares	62	45
Reinvested Dividends and Distributions
Institutional Shares	4,661	18,532
Service Shares	7,168	32,628
Service II Shares	1,887	8,878
Shares Repurchased
Institutional Shares	(209,547)	(90,656)
Service Shares	(277,236)	(241,694)
Service II Shares	(124,115)	(53,294)
Net Increase/(Decrease) from Capital Share Transactions	(260,004)	5,956
Net Increase in Net Assets	249,459	965,623
Net Assets:
Beginning of period	2,326,932	1,361,309
End of period	$2,576,391	$2,326,932

Undistributed Net Investment Income*	$3,442	$5,897

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$45.89	$26.49	$65.36	$51.21	$35.54
Income from Investment Operations:
Net investment income	.41	.43	.76	.50	.56
Net gain/(loss) on investments (both realized and unrealized)	11.15	20.22	(30.76)	14.02	15.97
Total from Investment Operations	11.56	20.65	(30.00)	14.52	16.53
Less Distributions and Other:
Dividends (from net investment income)*	(.35)	(.21)	(.63)	(.37)	(.86)
Distributions (from capital gains)*	–	(1.04)	(8.24)	–	–
Total Distributions and Other	(.35)	(1.25)	(8.87)	(.37)	(.86)
Net Asset Value, End of Period	$57.10	$45.89	$26.49	$65.36	$51.21
Total Return	25.33%	79.15%	(52.04)%	28.41%	46.98%
Net Assets, End of Period (in thousands)	$751,518	$716,237	$402,911	$987,570	$844,734
Average Net Assets for the Period (in thousands)	$708,368	$554,581	$736,913	$915,608	$691,150
Ratio of Gross Expenses to Average Net Assets	0.68%	0.70%	0.69%	0.70%	0.71%
Ratio of Net Expenses to Average Net Assets	0.68%	0.70%	0.69%	0.70%	0.71%
Ratio of Net Investment Income to Average Net Assets	0.47%	0.64%	1.31%	0.70%	1.79%
Portfolio Turnover Rate	30%	44%	56%	59%	60%

Service Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$45.08	$26.07	$64.56	$50.62	$35.17
Income from Investment Operations:
Net investment income	.20	.34	.68	.38	.46
Net gain/(loss) on investments (both realized and unrealized)	11.03	19.86	(30.36)	13.82	15.79
Total from Investment Operations	11.23	20.20	(29.68)	14.20	16.25
Less Distributions and Other:
Dividends (from net investment income)*	(.27)	(.15)	(.57)	(.26)	(.80)
Distributions (from capital gains)*	–	(1.04)	(8.24)	–	–
Total Distributions and Other	(.27)	(1.19)	(8.81)	(.26)	(.80)
Net Asset Value, End of Period	$56.04	$45.08	$26.07	$64.56	$50.62
Total Return	25.02%	78.66%	(52.15)%	28.09%	46.66%
Net Assets, End of Period (in thousands)	$1,475,804	$1,254,824	$757,331	$1,549,980	$1,072,922
Average Net Assets for the Period (in thousands)	$1,328,827	$1,001,144	$1,251,214	$1,326,458	$826,815
Ratio of Gross Expenses to Average Net Assets	0.93%	0.95%	0.94%	0.95%	0.96%
Ratio of Net Expenses to Average Net Assets	0.93%	0.95%	0.94%	0.95%	0.96%
Ratio of Net Investment Income to Average Net Assets	0.21%	0.39%	1.10%	0.44%	1.49%
Portfolio Turnover Rate	30%	44%	56%	59%	60%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2010

Service II Shares

	Janus Aspen Overseas Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$45.34	$26.20	$64.83	$50.80	$35.38
Income from Investment Operations:
Net investment income	.17	.34	.67	.38	.49
Net gain/(loss) on investments (both realized and unrealized)	11.12	19.98	(30.51)	13.89	15.85
Total from Investment Operations	11.29	20.32	(29.84)	14.27	16.34
Less Distributions and Other:
Dividends (from net investment income)*	(.27)	(.15)	(.57)	(.26)	(.94)
Distributions (from capital gains)*	–	(1.04)	(8.24)	–	–
Redemption fees	.01	.01	.02	.02	.02
Total Distributions and Other	(.26)	(1.18)	(8.79)	(.24)	(.92)
Net Asset Value, End of Period	$56.37	$45.34	$26.20	$64.83	$50.80
Total Return	25.02%	78.77%	(52.15)%	28.17%	46.70%
Net Assets, End of Period (in thousands)	$349,069	$355,871	$201,067	$438,573	$303,730
Average Net Assets for the Period (in thousands)	$346,296	$275,760	$364,379	$363,622	$186,734
Ratio of Gross Expenses to Average Net Assets	0.93%	0.95%	0.94%	0.95%	0.96%
Ratio of Net Expenses to Average Net Assets	0.93%	0.95%	0.94%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.23%	0.38%	1.07%	0.42%	1.26%
Portfolio Turnover Rate	30%	44%	56%	59%	60%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	An unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

∞  Schedule of Fair Valued Securities (as of December 31, 2010)

		Value as a
	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Anglo Irish Bank Corp., Ltd.	$-	0.0%
FU JI Food & Catering Services Holdings, Ltd.	–	0.0%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s Trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of December 31, 2010)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Overseas Portfolio
Anglo Irish Bank Corp, Ltd.	6/10/08-9/16/08	50,155,817	$-	0.0%
FU JI Food & Catering Services Holdings, Ltd.	1/15/08-1/31/08	10,229,502	–	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2010. The issuer incurs all registration costs.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2010 is indicated in the table below:

		Value as a %
Portfolio	Value	of Net Assets

Janus Aspen Overseas Portfolio	$1,133,063	0.0%

16 | DECEMBER 31, 2010

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Commercial Banks	$–	$–	$–
Food – Catering	–	–	–
Oil Companies – Integrated	–	33,067,241	–
Sugar	74,378,871	1,133,063	–
All Other	2,426,594,394	–	–

Money Market	–	37,747,000	–

Total Investments in Securities	$2,500,973,265	$71,947,304	$–

Other Financial Instruments(a):	$–	$(597,367)	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended December 31, 2010)

				Change in		Transfers
	Balance as of	Accrued		Unrealized	Net	In and/or	Balance as of
	December	Discounts/	Realized	Appreciation/	Purchases/	Out of	December
	31, 2009	Premiums	Gain/(Loss)(a)	(Depreciation)(b)	(Sales)	Level 3	31, 2010

Investments in Securities:
Janus Aspen Overseas Portfolio
Common Stock
Commercial Banks	$–	$–	$–	$–	$–	$–	$–
Food – Catering	–	–	–	–	–	–	–
Insurance Brokers	400,274	–	(5,485,325)	5,227,971	(142,920)	–	–
Retail – Apparel and Shoe	5,940,127	–	2,773,397	1,055,653	(9,769,177)	–	–

(a)	Included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations.
(b)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio	$494,634,497

Janus Aspen Series | 17

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which

18 | DECEMBER 31, 2010

may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of December 31, 2010, Janus Aspen Overseas Portfolio had restricted cash in the amount of $3,900,000. The restricted cash represents collateral received in relation to swap contracts invested in by the Portfolio at December 31, 2010. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value

Janus Aspen Series | 19

Notes to Financial Statements (continued)

measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the year.

20 | DECEMBER 31, 2010

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Overseas Portfolio	$–	$1,155,148,474

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal year and no factor was applied at the end of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

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Notes to Financial Statements (continued)

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all

22 | DECEMBER 31, 2010

exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Portfolio is normally only permitted to take long positions in CDXs.

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a

24 | DECEMBER 31, 2010

referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statement of Assets and Liabilities Locations	Fair Value	Statement of Assets and Liabilities Locations	Fair Value

Equity Contracts	Swap Contracts	$6,324,968
Foreign Exchange Contracts			Forward currency contracts	$6,922,335

Total		$6,324,968		$6,922,335

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$12,240,133	$–	$–	$12,240,133
Foreign Exchange Contracts	–	–	–	888,224	888,224

Total	$–	$12,240,133	$–	$888,224	$13,128,357

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$6,324,968	$–	$–	$6,324,968
Foreign Exchange Contracts	–	–	–	(13,346,062)	(13,346,062)

Total	$–	$6,324,968	$–	$(13,346,062)	$(7,021,094)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease

Janus Aspen Series | 25

Notes to Financial Statements (continued)

in NAV, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its

26 | DECEMBER 31, 2010

investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the year.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a

Janus Aspen Series | 27

Notes to Financial Statements (continued)

short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Overseas Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM

At a “Special Meeting” of the shareholders held on June 10, 2010, shareholders of the Portfolio approved an amended and restated investment advisory agreement between Janus Aspen Series, on behalf of the Portfolio, and Janus Capital, changing the Portfolio’s investment advisory fee structure from an annual fixed rate of 0.64% of average daily net assets to an annual rate that adjusts up or down based upon the performance of the Portfolio’s Service Shares relative to the Portfolio’s benchmark index as noted above.

Only the base fee rate will apply until October 2011 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 15 months. When the Portfolio’s performance-based fee structure has been in effect for at least 15 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin October 2011 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of

28 | DECEMBER 31, 2010

computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. No Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 15 months, and accordingly only the Portfolio’s Base Fee Rate applies until October 2011.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010, Janus Capital assumed $64,973 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are

Janus Aspen Series | 29

Notes to Financial Statements (continued)

included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $53,833 was paid by the Trust during the fiscal year ended December 31, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the fiscal year ended December 31, 2010 were $62,175 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Aspen Overseas Portfolio
Janus Cash Liquidity Fund LLC	$586,031,707	$(576,640,707)	$60,948	$37,747,000

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

In 2010, the Portfolio incurred “Post-October” losses during the period from November 1, 2010 through December 31, 2010. These losses will be deferred for tax purposes and recognized in 2011.

30 | DECEMBER 31, 2010

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Overseas Portfolio	$4,766,700	$21,107,464	$–	$(72,767)	$6,281,141	$733,608,658

During the fiscal year ended December 31, 2010, the following capital loss carryover was utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Overseas Portfolio	$186,146,702

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Overseas Portfolio	$1,839,311,911	$926,991,407	$(193,382,749)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$13,734,050	$–	$–	$–

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Overseas Portfolio	$8,441,483	$51,596,078	$–	$–

Janus Aspen Series | 31

Notes to Financial Statements (continued)

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Overseas Portfolio
(all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,846	2,467
Reinvested dividends and distributions	96	506
Shares repurchased	(4,388)	(2,575)
Net Increase/(Decrease) in Portfolio Shares	(2,446)	398
Shares Outstanding, Beginning of Period	15,608	15,210
Shares Outstanding, End of Period	13,162	15,608
Transactions in Portfolio Shares – Service Shares
Shares sold	4,037	4,966
Reinvested dividends and distributions	152	912
Shares repurchased	(5,688)	(7,099)
Net Increase/(Decrease) in Portfolio Shares	(1,499)	(1,221)
Shares Outstanding, Beginning of Period	27,833	29,054
Shares Outstanding, End of Period	26,334	27,833
Transactions in Portfolio Shares – Service II Shares
Shares sold	929	1,546
Reinvested dividends and distributions	40	247
Shares repurchased	(2,625)	(1,617)
Net Increase/(Decrease) in Portfolio Shares	(1,656)	176
Shares Outstanding, Beginning of Period	7,849	7,673
Shares Outstanding, End of Period	6,193	7,849

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio	$692,012,163	$955,707,499	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus

32 | DECEMBER 31, 2010

Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

Janus Aspen Series | 33

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Overseas Portfolio:

In our opinion, the accompanying statements of asset and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2011

34 | DECEMBER 31, 2010

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios

The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by

36 | DECEMBER 31, 2010

Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price,

38 | DECEMBER 31, 2010

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses),

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

40 | DECEMBER 31, 2010

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2010:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Overseas Portfolio	10%

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Overseas Portfolio	$1,162,703	$27,589,178

Janus Aspen Series | 41

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 50 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees†

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	50	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	50	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

† William Cvengros joined the Board as a new Trustee effective January 1, 2011.

42 | DECEMBER 31, 2010

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John W. McCarter, Jr.* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	50	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	50	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	50**	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	50	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 20 funds. Including Janus Capital Funds Plc and the 50 funds comprising the Janus funds, Mr. Mullen oversees 70 funds.

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	50	None

Martin H. Waldinger* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	50	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

44 | DECEMBER 31, 2010

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Executive Vice President and Portfolio Manager Janus Aspen Overseas Portfolio	1/01-Present	Vice President of Janus Capital.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-221	109-02-81120 02-11

2010 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total annual fund operating expenses, excluding any performance adjustment to management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2012. Expenses in the examples reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot This Portfolio seeks to uncover what the portfolio managers believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics.	Managed by Perkins Investment Management LLC

Performance Overview

During the 12-months ended December 31, 2010, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 15.66% and 15.36%, respectively, underperforming the Portfolio’s benchmark, the Russell Midcap Value Index, which returned 24.75%.

The overall U.S. equity market, as represented by the S&P 500 Index returned 15.06% for the year. As we are at least as focused on absolute returns as we are relative returns, we are pleased with the Portfolio’s results despite this year’s underperformance. In the past because of our risk sensitive approach to investing, we have sometimes underperformed strong markets while losing less in down markets. This was the sixth year in the 8-year life of the Portfolio that has had a double-digit positive return. It is this solid performance that encourages us to retain our focus on the long term rather than the short term.

In 2010, the greatest relative underperformance was experienced during the strong up markets in the first four months of the year which favored lower quality stocks. During this period, the more financially leveraged stocks bounced back from very depressed levels, which had reflected fears of a financial disaster. We would also point out that the Portfolio is behaving largely as we would have expected.

Portfolio Comments

Our cash weighting hurt relative returns as did, to a lesser extent, our small investment in index put options. In an attempt to help minimize downside risk in a period of unusual economic uncertainty and risk, the Portfolio used relatively small positions in put options on the Russell Midcap Value Index. Given the market’s strength these positions proved to be a drag on relative results. (Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.) Our stock selection was negative in energy, financials and consumer discretionary. Conversely, our names within the materials and our underweight in utilities helped relative returns.

Our industry weightings have not changed much. We continue to be overweight health care, which had significantly underperformed until the elections. With the possibility of some change in health care policy, these relatively cheap stocks have rebounded, yet remain below their past valuations. The pickup in takeover activity has benefited our portfolios and could be a positive next year as well. We continue to find more value opportunities with less risk in larger capitalization stocks than those at the smaller end of the spectrum. While larger caps generally underperformed in 2010 it is interesting that some of our top contributors listed below are large caps, part or all of which were purchased this year after they had underperformed. We think in many cases larger cap issues not only sell at below average valuations, but also have strong balance sheets, healthy cash flows, growing dividends, and the financial flexibility that should provide good downside support during periods of uncertainty. We expect volatility will be at above average levels which should provide us with opportunities to advantageously purchase good long term values. Thus while we are uncertain about the market outlook, we believe we are well positioned to provide competitive returns going forward.

Stocks that helped relative results

Within materials, copper producer Freeport-McMoRan rebounded off mid-year depressed levels to lead among contributors. We significantly increased our position in that period of weakness. Like many commodity prices, copper continued its trend higher given high emerging market demand, particularly from China. Freeport benefited as it is one of the few direct plays. The company is a low cost producer, has a solid balance sheet and robust free cash flow in our view. We pared back the position on strength as the stock’s risk/reward became less favorable.

While some energy names had their challenges earlier in the year with the Gulf of Mexico spill, Forest Oil managed to outperform as it continued to deliver consistent production growth. Having no exposure to the Gulf of Mexico also helped. We trimmed our position into the strength. Railroad operator Kansas City Southern performed relatively well as it saw volumes recover faster than expected while rail freight pricing held up. The stock has been a long term holding given its attractive assets including its East-West rail corridor, which provides the shortest route for Asian imports to the Southeast, and its Mexican subsidiary, which supports growing North-South NAFTA trade flows.

2 | DECEMBER 31, 2010

(unaudited)

Stocks that hurt relative results

H&R Block, Inc., a provider of tax, banking and consulting services, struggled as it dealt with management turnover and concerns it may be on the hook to repurchase some subprime mortgages tied to its mortgage division, which was sold in 2008. We exited our small position in the name as we became increasingly uncomfortable with the company’s potential risk.

Offshore driller Transocean, which had involvement with the Gulf of Mexico oil spill mid-year, was another individual name that held back relative results. We exited our position in the summer as we were unable to quantify the downside risk given the uncertainty around potential litigation and overall future cost of the cleanup efforts. This is an example of our primary focus on absolute downside price risk if long-term (not short-term) fundamentals appear to deteriorate. Similarly, British Petroleum (BP) was another name we sold. We initially purchased a smaller position in BP as news of the oil spill caused the shares to decline sharply. As it became apparent that it was not only a spill, but a potential disaster with unquantifiable financial risk, we exited the stock at the same time we redeployed the sale proceeds to stocks such as National Oilwell Varco which had no direct involvement and subsequently had better stock price recoveries.

Conclusion

After having disappointing growth in the middle of the year, the economy has shown signs of reaccelerating. Average forecasts of real Gross Domestic Product (GDP) growth in 2011 have moved up from the 2.5% area to 3.0-3.5%. This is the result of the Federal Reserve (Fed) announcing a second phase of monetary easing (QE2) and, most recently, a two year extension of the Bush tax cuts. While these measures will likely be stimulative in the near term, it is debatable as to whether they will have a longer lasting constructive impact. The more optimistic view would be that these measures foster increased consumer and business confidence and build a sustained economic momentum. Additionally in the aftermath of the November elections, Congress and the Administration are likely to be more business friendly. Some observers are making the case that this is indicative of a sea change in policy. While we are hopeful, we do not make investments on hope. Regarding policy we remain skeptical. Most politicians tend to be overly partisan and have had difficulty squarely addressing problems that require sacrifice by their constituents. In the meantime, we continue to believe that Fed policy is an aggressive experiment and it is unclear how it will be unwound. Governmental deficits are unsustainable in many parts of the globe, and state and local budgets represent over 10% of the economy. Unemployment is likely to remain high and housing could continue to be weak.

One of the stated goals of QE2 is to pump up the stock market which creates wealth and confidence that could stimulate the economy. On that score to date, the Fed has been successful as the stock market has had a strong response to the prospect of QE2, the election and tax compromise. Earnings growth has been above expectations and earnings of the S&P 500 should be about $85 per share for 2010. With the stronger economy, further gains could put the S&P’s net earnings at $95 per share in 2011. Thus we believe stocks are selling at a reasonable 13x expected 2011 earnings. Even with the yield on 10-year Treasuries having backed up to almost 3.5%, stocks offer attractive relative value in our opinion. In fact in recent weeks, bond funds have experienced outflows and stock funds have had net inflows, a reversal of the strong trend that has been a major headwind for stocks. Thus we enter 2011 with very positive investor consensus and equity market momentum which could continue over the near term.

Balancing these positives are the longer term challenges of deficits, deleveraging, and international economic and political imbalances. Thus, we continue to agree with Fed Chairman Bernanke when he stated that the outlook is “unusually uncertain.” Valuations could be restrained by the unlikely sustainability of monetary and fiscal policies that are temporarily supporting the economy. The duration of this “easy money” could be in doubt given the inflationary pressures seen in a broad range of commodities, from oil to cotton, during 2010.

Given the lack of longer term clarity, as has been the case historically, we are focused much more on individual company fundamentals than the macro environment. In a potentially volatile market, we believe that our emphasis on strong balance sheets, free cash flow and below average valuations is especially appropriate. And the uncertainty of our economic outlook leads us in many cases to have company earnings estimates that are below consensus. This fits well with our standard sensitivity to risk. This approach is reflected not only in our long term results, but also very clearly in our most recent three year returns. While we underperformed in 2010, we suffered relatively less in the 2008 market debacle. The result is that we have had positive returns for the three-year period which are significantly better than most indexes, some of which have negative results for the period. We think this is graphic evidence that it is more important how a portfolio does in down markets than how it performs in up markets. This is also why we tend to be focused at least as much on absolute returns as we do on relative returns.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Series | 3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Freeport-McMoRan Copper & Gold, Inc. – Class B	0.61%
Forest Oil Corp.	0.53%
Kansas City Southern	0.47%
Ameriprise Financial, Inc.	0.44%
CenturyLink, Inc.	0.41%

5 Bottom Performers – Holdings

Contribution

H&R Block, Inc.	–0.28%
Transocean, Ltd. (U.S. Shares)	–0.24%
BP PLC (ADR)	–0.22%
Hewlett-Packard Co.	–0.18%
Cisco Systems, Inc.	–0.17%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	4.04%	22.65%	29.12%
Industrials	2.93%	11.67%	10.39%
Health Care	2.55%	12.84%	4.70%
Energy	2.54%	11.70%	9.79%
Consumer Discretionary	2.43%	11.47%	11.96%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Other**	–0.37%	–0.66%	0.00%
Utilities	–0.24%	2.58%	11.84%
Telecommunication Services	0.56%	2.02%	2.28%
Consumer Staples	1.08%	7.94%	6.80%
Information Technology	1.38%	12.20%	6.55%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4 | DECEMBER 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

State Street Corp. Fiduciary Banks	1.4%
URS Corp. Engineering – Research and Development Services	1.3%
CenturyLink, Inc. Telephone – Integrated	1.3%
Goldcorp, Inc. (U.S. Shares) Gold Mining	1.2%
Tyco International, Ltd. (U.S. Shares) Diversified Operations	1.2%

6.4%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the fiscal year ended December 31, 2010				Expense Ratios – per the May 1, 2010 prospectuses
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio – Institutional Shares	15.66%	6.75%	12.40%#	0.95%	0.95%(a)

Janus Aspen Perkins Mid Cap Value Portfolio – Service Shares	15.36%	6.40%	11.60%*	1.38%	1.34%(b)

Russell Midcap® Value Index	24.75%	4.08%	11.27%**

Lipper Quartile – Service Shares	2nd	1st	1st

Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	112/236	4/161	2/95

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated at any time prior to this date only at the discretion of the Board of Trustees. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

6 | DECEMBER 31, 2010

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), real estate investment trusts (“REITs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in REITs, which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Service Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

May 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	Service Shares inception date – December 31, 2002
#	Institutional Shares inception date – May 1, 2003
**	The Russell Midcap® Value Index’s since inception returns are calculated from December 31, 2002.

Janus Aspen Series | 7

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,206.60	$5.45

Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,205.40	$7.45

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82

†	Expenses are equal to the annualized expense ratio of 0.98% for Institutional Shares and 1.34% for Service Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

8 | DECEMBER 31, 2010

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2010

Shares/Principal/Contract Amounts		Value

Common Stock – 95.0%
Aerospace and Defense – 0.6%
12,800	Rockwell Collins, Inc.	$745,728
Apparel Manufacturers – 0.9%
42,900	Jones Apparel Group, Inc.	666,666
5,400	VF Corp.	465,372
		1,132,038
Appliances – 0.3%
4,500	Whirlpool Corp.	399,735
Automotive – Truck Parts and Equipment – Original – 0.3%
9,500	Johnson Controls, Inc.	362,900
Brewery – 0.9%
23,100	Molson Coors Brewing Co. – Class B	1,159,389
Building – Residential and Commercial – 1.2%
34,400	KB Home	464,056
13,100	Lennar Corp. – Class A	245,625
16,200	M.D.C. Holdings, Inc.	466,074
20,500	Ryland Group, Inc.	349,115
		1,524,870
Cable Television – 0.4%
20,100	Comcast Corp. – Class A	441,597
Cellular Telecommunications – 0.8%
36,800	Vodafone Group PLC	972,624
Chemicals – Diversified – 0.5%
7,177	FMC Corp.	573,371
Chemicals – Specialty – 0.5%
5,200	Lubrizol Corp.	555,776
Commercial Banks – 1.8%
19,800	BB&T Corp.	520,542
2,784	First Republic Bank*	81,070
10,600	M&T Bank Corp.	922,730
41,500	TCF Financial Corp.	614,615
		2,138,957
Commercial Services – Finance – 1.8%
18,400	Global Payments, Inc.	850,264
69,900	Western Union Co.	1,298,043
		2,148,307
Computer Services – 0.8%
9,800	Accenture, Ltd. – Class A (U.S. Shares)	475,202
23,500	SRA International, Inc.*	480,575
		955,777
Computers – 0.3%
8,300	Hewlett-Packard Co.	349,430
Computers – Integrated Systems – 1.0%
23,900	Diebold, Inc.	765,995
14,700	Jack Henry & Associates, Inc.	428,505
		1,194,500
Computers – Memory Devices – 0.3%
15,600	EMC Corp.*	357,240
Consumer Products – Miscellaneous – 0.2%
3,200	Kimberly-Clark Corp.	201,728
Containers – Metal and Glass – 0.7%
13,000	Ball Corp.	884,650
Containers – Paper and Plastic – 0.7%
18,100	Packaging Corp. of America	467,704
16,300	Temple-Inland, Inc.	346,212
		813,916
Diagnostic Equipment – 0.4%
25,216	Immucor, Inc.*	500,033
Diversified Operations – 1.6%
10,700	Carlisle Cos., Inc.	425,218
35,500	Tyco International, Ltd. (U.S. Shares)	1,471,120
		1,896,338
Electric – Integrated – 1.8%
11,900	Constellation Energy Group, Inc.	364,497
13,200	Entergy Corp.	934,956
32,100	PPL Corp.	844,872
		2,144,325
Electronic Components – Miscellaneous – 0.6%
22,700	Garmin, Ltd.	703,473
Electronic Components – Semiconductors – 2.3%
28,600	Intel Corp.	601,458
40,400	Intersil Corp. – Class A	616,908
37,600	QLogic Corp.*	639,952
19,300	Semtech Corp.*	436,952
17,800	Xilinx, Inc.	515,844
		2,811,114
Electronic Connectors – 0.5%
12,000	Thomas & Betts Corp.*	579,600
Electronic Forms – 0.6%
24,200	Adobe Systems, Inc.*	744,876
Electronic Parts Distributors – 0.8%
22,100	Tech Data Corp.*	972,842
Engineering – Research and Development Services – 2.7%
22,600	Jacobs Engineering Group, Inc.*	1,036,210
24,700	KBR, Inc.	752,609
37,100	URS Corp.*	1,543,731
		3,332,550
Entertainment Software – 0.3%
24,500	Electronic Arts, Inc.*	401,310
Fiduciary Banks – 1.4%
36,800	State Street Corp.	1,705,312
Finance – Credit Card – 1.1%
69,500	Discover Financial Services	1,287,835
Finance – Investment Bankers/Brokers – 1.4%
19,700	Raymond James Financial, Inc.	644,190
53,100	TD Ameritrade Holding Corp.	1,008,369
		1,652,559
Food – Baking – 0.8%
35,300	Flowers Foods, Inc.	949,923
Food – Miscellaneous/Diversified – 2.2%
48,200	ConAgra Foods, Inc.	1,088,356
6,000	General Mills, Inc.	213,540
6,200	Kellogg Co.	316,696
32,500	Unilever PLC (ADR)	1,003,600
		2,622,192

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2010

Shares/Principal/Contract Amounts		Value

Food – Retail – 1.1%
59,600	Kroger Co.	$1,332,656
Footwear and Related Apparel – 0.2%
14,700	Skechers U.S.A., Inc. – Class A*	294,000
Forestry – 1.0%
15,000	Potlatch Corp.	488,250
40,030	Weyerhaeuser Co.	757,768
		1,246,018
Gas – Distribution – 0.4%
13,700	AGL Resources, Inc.	491,145
Gold Mining – 1.2%
33,000	Goldcorp, Inc. (U.S. Shares)	1,517,340
Instruments – Scientific – 1.6%
33,600	PerkinElmer, Inc.	867,552
19,500	Thermo Fisher Scientific, Inc.*	1,079,520
		1,947,072
Internet Security – 0.8%
56,800	Symantec Corp.*	950,832
Investment Management and Advisory Services – 1.4%
12,000	AllianceBernstein Holding L.P.	279,960
8,700	Ameriprise Financial, Inc.	500,685
39,300	INVESCO, Ltd.	945,558
		1,726,203
Machinery – Farm – 0.8%
11,700	Deere & Co.	971,685
Machinery – General Industrial – 0.2%
11,650	Babcock & Wilcox Co.*	298,124
Medical – Biomedical and Genetic – 2.0%
24,900	Charles River Laboratories International, Inc.*	884,946
3,200	Genzyme Corp.*	227,840
17,000	Life Technologies Corp.*	943,500
17,500	Myriad Genetics, Inc.*	399,700
		2,455,986
Medical – Drugs – 1.4%
29,800	Forest Laboratories, Inc.*	953,004
13,100	Novartis A.G.	772,245
		1,725,249
Medical – HMO – 0.1%
6,300	Health Net, Inc.*	171,927
Medical – Wholesale Drug Distributors – 0.5%
8,400	McKesson Corp.	591,192
Medical Instruments – 1.7%
13,000	Beckman Coulter, Inc.	977,990
25,200	St. Jude Medical, Inc.*	1,077,300
		2,055,290
Medical Labs and Testing Services – 1.7%
17,200	Covance, Inc.*	884,252
13,900	Laboratory Corp. of America Holdings*	1,222,088
		2,106,340
Medical Products – 2.3%
12,800	Becton, Dickinson and Co.	1,081,856
20,400	Covidien PLC (U.S. Shares)	931,464
15,800	Zimmer Holdings, Inc.*	848,144
		2,861,464
Medical Sterilization Products – 0.3%
10,300	STERIS Corp.	375,538
Metal – Copper – 1.0%
10,600	Freeport-McMoRan Copper & Gold, Inc. – Class B	1,272,954
Metal Processors and Fabricators – 0.5%
14,800	Kaydon Corp.	602,656
Multi-Line Insurance – 1.4%
37,900	Allstate Corp.	1,208,252
36,700	Old Republic International Corp.	500,221
		1,708,473
Multimedia – 0.7%
21,500	Viacom, Inc. – Class B	851,615
Networking Products – 1.0%
58,900	Cisco Systems, Inc.*	1,191,547
Non-Hazardous Waste Disposal – 0.8%
33,100	Republic Services, Inc.	988,366
Oil Companies – Exploration and Production – 8.5%
12,800	Anadarko Petroleum Corp.	974,848
18,800	Bill Barrett Corp.*	773,244
19,200	Cabot Oil & Gas Corp.	726,720
24,100	Comstock Resources, Inc.*	591,896
13,200	Devon Energy Corp.	1,036,332
25,400	EQT Corp.	1,138,936
26,000	Forest Oil Corp.*	987,220
9,718	Noble Energy, Inc.	836,525
6,400	Occidental Petroleum Corp.	627,840
40,100	QEP Resources, Inc.	1,456,031
16,700	Southwestern Energy Co.*	625,081
12,000	Ultra Petroleum Corp. (U.S. Shares)*	573,240
		10,347,913
Oil Companies – Integrated – 0.8%
12,800	Hess Corp.	979,712
Oil Field Machinery and Equipment – 0.4%
7,600	National Oilwell Varco, Inc.	511,100
Paper and Related Products – 0.3%
6,400	Rayonier, Inc.	336,128
Pharmacy Services – 0.5%
24,600	Omnicare, Inc.	624,594
Pipelines – 1.3%
13,200	Enterprise Products Partners L.P.	549,252
16,100	Plains All American Pipeline L.P.	1,010,919
		1,560,171
Property and Casualty Insurance – 1.4%
7,800	Chubb Corp.	465,192
20,727	HCC Insurance Holdings, Inc.	599,839
31,500	Progressive Corp.	625,905
		1,690,936
Reinsurance – 2.8%
8,150	Berkshire Hathaway, Inc. – Class B*	652,896
14,800	Everest Re Group, Ltd.	1,255,336
18,000	PartnerRe, Ltd.	1,446,300
		3,354,532

See Notes to Schedule of Investments and Financial Statements

10 | DECEMBER 31, 2010

Schedule of Investments

As of December 31, 2010

Shares/Principal/Contract Amounts		Value

REIT – Apartments – 0.9%
3,724	Avalonbay Communities, Inc.	$419,136
14,400	BRE Properties, Inc. – Class A	626,400
		1,045,536
REIT – Diversified – 0.3%
10,500	Liberty Property Trust	335,160
REIT – Health Care – 0.4%
14,900	Nationwide Health Properties, Inc.	542,062
REIT – Mortgage – 0.7%
17,600	Annaly Mortgage Management, Inc.	315,392
36,900	Redwood Trust, Inc.	550,917
		866,309
REIT – Office Property – 1.5%
7,300	Alexandria Real Estate Equities, Inc.	534,798
3,400	Boston Properties, Inc.	292,740
7,100	Corporate Office Properties	248,145
21,800	Mack-Cali Realty Corp.	720,708
		1,796,391
REIT – Regional Malls – 0.4%
8,800	Taubman Centers, Inc.	444,224
REIT – Storage – 0.4%
4,985	Public Storage	505,579
REIT – Warehouse and Industrial – 0.6%
24,600	AMB Property Corp.	780,066
Rental Auto/Equipment – 0.5%
28,200	Aaron Rents, Inc.	574,998
Retail – Apparel and Shoe – 1.2%
20,600	American Eagle Outfitters, Inc.	301,378
53,400	Gap, Inc.	1,182,276
		1,483,654
Retail – Consumer Electronics – 0.4%
13,400	Best Buy Co., Inc.	459,486
Retail – Discount – 1.4%
23,200	Big Lots, Inc.*	706,672
19,600	Wal-Mart Stores, Inc.	1,057,028
		1,763,700
Retail – Drug Store – 1.2%
28,827	CVS Caremark Corp.	1,002,315
13,300	Walgreen Co.	518,168
		1,520,483
Retail – Major Department Stores – 0.5%
17,100	JC Penney Co., Inc.	552,501
Retail – Regional Department Stores – 0.4%
8,900	Kohl’s Corp.*	483,626
Savings/Loan/Thrifts – 2.7%
82,800	First Niagara Financial Group, Inc.	1,157,544
85,600	People’s United Financial, Inc.	1,199,256
55,217	Washington Federal, Inc.	934,272
		3,291,072
Semiconductor Equipment – 0.7%
57,800	Applied Materials, Inc.	812,090
Soap and Cleaning Preparations – 0.7%
11,800	Church & Dwight Co., Inc.	814,436
Super-Regional Banks – 1.4%
21,100	Fifth Third Bancorp.	309,748
13,500	PNC Financial Services Group, Inc.	819,720
20,900	SunTrust Banks, Inc.	616,759
		1,746,227
Telephone – Integrated – 1.4%
6,200	AT&T, Inc.	182,156
33,000	CenturyLink, Inc.	1,523,610
		1,705,766
Textile-Home Furnishings – 0.3%
5,600	Mohawk Industries, Inc.*	317,856
Tools – Hand Held – 0.5%
10,700	Snap-On, Inc.	605,406
Toys – 0.3%
13,800	Mattel, Inc.	350,934
Transportation – Marine – 0.7%
18,600	Kirby Corp.*	819,330
Transportation – Railroad – 1.2%
19,100	Kansas City Southern*	914,126
6,300	Union Pacific Corp.	583,758
		1,497,884
Transportation – Truck – 0.4%
12,300	J.B. Hunt Transport Services, Inc.	501,963
Wireless Equipment – 0.4%
9,400	QUALCOMM, Inc.	465,206
X-Ray Equipment – 0.9%
55,900	Hologic, Inc.*	1,052,038

Total Common Stock (cost $93,393,382)		115,489,556

Purchased Options – Puts – 0.2%
126	iShares Russell 2000® Index Fund expires January 2011 exercise price $68.00**	1,415
126	iShares Russell 2000® Index Fund expires February 2011 exercise price $68.00**	6,459
114	iShares Russell 2000® Index Fund expires February 2011 exercise price $69.00**	6,902
122	iShares Russell 2000® Index Fund expires February 2011 exercise price $70.00**	8,720
100	iShares Russell 2000® Index Fund expires February 2011 exercise price $72.00**	9,949
110	iShares Russell 2000® Index Fund expires March 2011 exercise price $71.00**	19,357
104	iShares Russell 2000® Index Fund expires March 2011 exercise price $76.00**	27,562
156	iShares Russell 2000® Index Fund expires March 2011 exercise price $76.00**	41,343
262	iShares Russell 2000® Index Fund expires May 2011 exercise price $77.00**	120,074i

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 11

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2010

Shares/Principal/Contract Amounts		Value

Purchased Options – Puts – (continued)

216	iShares Russell Midcap® Value Index Fund expires January 2011 exercise price $37.00**	$9
214	iShares Russell Midcap® Value Index Fund expires January 2011 exercise price $37.39**	13
208	iShares Russell Midcap® Value Index Fund expires January 2011 exercise price $38.37**	33

Total Purchased Options – Puts (premiums paid $693,458)		241,836

Repurchase Agreement – 5.4%
$6,587,000	ING Financial Markets LLC, 0.8000% dated 12/31/10, maturing 1/3/11 to be repurchased at $6,587,044 collateralized by $6,681,301 in U.S. Treasuries 0.0000%-3.3750%, 3/10/11-4/15/32 with a value of $6,718,785 (cost $6,587,000)	6,587,000

Total Investments (total cost $100,673,840) – 100.6%		122,318,392

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(672,164)

Net Assets – 100%		$121,646,228

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,647,194	3.0%
Canada	2,090,580	1.7%
Ireland	1,406,666	1.2%
Switzerland	2,946,838	2.4%
United Kingdom	1,976,224	1.6%
United States††	110,250,890	90.1%

Total	$122,318,392	100.0%

††	Includes Cash Equivalents (84.7% excluding Cash Equivalents). Cash equivalents include investments in overnight repurchase agreements.

Schedule of Written Options – Puts	Value

iShares Russell 2000® Index Fund expires January 2011 63 contracts exercise price $61.00	$(100)
iShares Russell 2000® Index Fund expires February 2011 63 contracts exercise price $61.00	(1,002)
iShares Russell 2000® Index Fund expires February 2011 118 contracts exercise price $62.00	(2,219)
iShares Russell 2000® Index Fund expires February 2011 50 contracts exercise price $65.00	(1,554)
iShares Russell 2000® Index Fund expires March 2011 55 contracts exercise price $63.00	(3,858)
iShares Russell 2000® Index Fund expires March 2011 52 contracts exercise price $68.00	(5,134)
iShares Russell 2000® Index Fund expires March 2011 72 contracts exercise price $68.00	(7,109)
iShares Russell 2000® Index Fund expires May 2011 131 contracts exercise price $69.00	(29,825)
iShares Russell Midcap® Value Index Fund expires January 2011 108 contracts exercise price $33.22	0
iShares Russell Midcap® Value Index Fund expires January 2011 107 contracts exercise price $33.57	0
iShares Russell Midcap® Value Index Fund expires January 2011 104 contracts exercise price $34.45	0

Total Written Options – Puts (premiums received $157,882 )	$(50,801)

See Notes to Schedule of Investments and Financial Statements

12 | DECEMBER 31, 2010

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of December 31, 2010	Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$100,674
Investments at value	$122,318
Cash	1
Receivables:
Investments sold	153
Portfolio shares sold	85
Dividends	116
Interest	–
Non-interested Trustees’ deferred compensation	3
Other assets	3
Total Assets	122,679
Liabilities:
Payables:
Options written, at value(1)	51
Investments purchased	288
Portfolio shares repurchased	511
Dividends	3
Advisory fees	76
Administrative services fees	7
Distribution fees and shareholder servicing fees	17
Non-interested Trustees’ fees and expenses	1
Non-interested Trustees’ deferred compensation fees	3
Accrued expenses and other payables	76
Total Liabilities	1,033
Net Assets	$121,646
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$103,298
Undistributed net investment income*	93
Undistributed net realized loss from investment and foreign currency transactions*	(3,497)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	21,752
Total Net Assets	$121,646
Net Assets - Institutional Shares	$38,892
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,444
Net Asset Value Per Share	$15.91
Net Assets - Service Shares	$82,754
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,257
Net Asset Value Per Share	$15.74

*	See Note 5 in Notes to Financial Statements.
(1)	Includes premiums of $157,882 on written options.

See Notes to Financial Statements.

Janus Aspen Series | 13

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the fiscal year ended December 31, 2010	Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$7
Dividends	2,121
Foreign tax withheld	(2)
Total Investment Income	2,126
Expenses:
Advisory fees	846
Shareholder reports expense	58
Transfer agent fees and expenses	1
Registration fees	16
Custodian fees	20
Professional fees	71
Non-interested Trustees’ fees and expenses	3
Administrative services fees - Service Shares	77
Distribution fees and shareholder servicing fees - Service Shares	192
Other expenses	20
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,304
Expense and Fee Offset	–
Net Expenses	1,304
Net Investment Income	822
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	10,156
Net realized loss from options contracts	(1,622)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,785
Net Gain/(Loss) on Investments	15,319
Net Increase in Net Assets Resulting from Operations	$16,141

See Notes to Financial Statements.

14 | DECEMBER 31, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Perkins Mid Cap Value
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income	$822	$527
Net realized gain/(loss) from investment and foreign currency transactions	10,156	(7,439)
Net realized loss from options contracts	(1,622)	(1,683)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,785	33,364
Net Increase in Net Assets Resulting from Operations	16,141	24,769
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(259)	(145)
Service Shares	(386)	(235)
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	(482)
Service Shares	–	(1,685)
Return of Capital
Institutional Shares	–	(18)
Service Shares	–	(43)
Net Decrease from Dividends and Distributions	(645)	(2,608)
Capital Share Transactions:
Shares Sold
Institutional Shares	15,691	21,708
Service Shares	16,933	16,809
Reinvested Dividends and Distributions
Institutional Shares	259	645
Service Shares	386	1,963
Shares Repurchased
Institutional Shares	(13,359)	(10,414)
Service Shares	(22,954)	(14,404)
Net Increase/(Decrease) from Capital Share Transactions	(3,044)	16,307
Net Increase in Net Assets	12,452	38,468
Net Assets:
Beginning of period	109,194	70,726
End of period	$121,646	$109,194

Undistributed Net Investment Income/(Loss)*	$93	$(3)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Financial Highlights

Institutional Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$13.85	$10.71	$16.77	$16.64	$15.32
Income from Investment Operations:
Net investment income	.13	.05	.07	.27	.20
Net gain/(loss) on investments (both realized and unrealized)	2.03	3.48	(4.27)	.99	2.06
Total from Investment Operations	2.16	3.53	(4.20)	1.26	2.26
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.07)	(.08)	(.27)	(.20)
Distributions (from capital gains)*	–	(.31)	(1.78)	(.86)	(.74)
Return of capital	N/A	(.01)	N/A	N/A	N/A
Total Distributions and Other	(.10)	(.39)	(1.86)	(1.13)	(.94)
Net Asset Value, End of Period	$15.91	$13.85	$10.71	$16.77	$16.64
Total Return	15.66%	33.69%	(27.68)%(1)	7.42%	15.42%
Net Assets, End of Period (in thousands)	$38,892	$31,424	$14,221	$12,758	$11,227
Average Net Assets for the Period (in thousands)	$35,949	$20,308	$13,956	$13,220	$9,223
Ratio of Gross Expenses to Average Net Assets(2)	0.92%	0.95%	1.24%	0.92%	0.94%
Ratio of Net Expenses to Average Net Assets(2)	0.92%	0.95%	1.24%	0.91%	0.94%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.93%	0.97%	1.66%	1.45%
Portfolio Turnover Rate	65%	77%	100%	83%	89%

Service Shares

	Janus Aspen Perkins Mid Cap Value Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$13.72	$10.63	$16.67	$16.56	$15.26
Income from Investment Operations:
Net investment income	.08	.04	.06	.22	.14
Net gain/(loss) on investments (both realized and unrealized)	2.01	3.41	(4.26)	.97	2.06
Total from Investment Operations	2.09	3.45	(4.20)	1.19	2.20
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.04)	(.06)	(.22)	(.16)
Distributions (from capital gains)*	–	(.31)	(1.78)	(.86)	(.74)
Return of capital	N/A	(.01)	N/A	N/A	N/A
Total Distributions and Other	(.07)	(.36)	(1.84)	(1.08)	(.90)
Net Asset Value, End of Period	$15.74	$13.72	$10.63	$16.67	$16.56
Total Return	15.28%	33.14%	(27.88)%(1)	7.04%	15.06%
Net Assets, End of Period (in thousands)	$82,754	$77,766	$56,505	$63,681	$69,217
Average Net Assets for the Period (in thousands)	$76,667	$64,356	$58,398	$68,765	$58,793
Ratio of Gross Expenses to Average Net Assets(2)	1.27%	1.38%	1.59%	1.26%	1.30%
Ratio of Net Expenses to Average Net Assets(2)	1.27%	1.38%	1.59%	1.26%	1.30%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.53%	0.59%	1.31%	1.08%
Portfolio Turnover Rate	65%	77%	100%	83%	89%

*	See Note 5 in Notes to Financial Statements.
(1)	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional Shares and Service Shares, respectively.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

16 | DECEMBER 31, 2010

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio
Common Stock
Cellular Telecommunications	$–	$972,624	$–
Food – Miscellaneous/Diversified	1,618,592	1,003,600	–
Medical – Drugs	953,004	772,245	–
All Other	110,169,491	–	–

Repurchase Agreement	–	6,587,000	–

Total Investments in Securities	$112,741,087	$9,335,469	$–

Investments in Purchased Options:	$–	$241,836	$–

Other Financial Instruments(a):	$–	$(50,801)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Perkins Mid Cap Value Portfolio	$119,328

Janus Aspen Series | 17

Notes to Schedule of Investments (continued)

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

18 | DECEMBER 31, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf

Janus Aspen Series | 19

Notes to Financial Statements (continued)

and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined

20 | DECEMBER 31, 2010

based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above. There were no transfers between Level 1 and Level 2 of the fair value hierarchy during the year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Aspen Series | 21

Notes to Financial Statements (continued)

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC’s (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to

22 | DECEMBER 31, 2010

sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest

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Notes to Financial Statements (continued)

rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2010 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Perkins Mid Cap Value Portfolio	$551,376

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

24 | DECEMBER 31, 2010

Written option activity for the fiscal year ended December 31, 2010 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio
Options outstanding at December 31, 2009	764	$176,846
Options written	2,530	532,412
Options closed	–	–
Options expired	(2,371)	(551,376)
Options exercised	–	–

Options outstanding at December 31, 2010	923	$157,882

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Portfolio is normally only permitted to take long positions in CDXs.

Janus Aspen Series | 25

Notes to Financial Statements (continued)

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity Contracts	Unaffiliated investments, at value	$241,836	Options written, at value	$50,801

Total		$241,836		$50,801

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(1,621,638)	$–	$(1,621,638)

Total	$–	$–	$(1,621,638)	$–	$(1,621,638)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(123,940)	$–	$(123,940)

Total	$–	$–	$(123,940)	$–	$(123,940)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

26 | DECEMBER 31, 2010

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus

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Notes to Financial Statements (continued)

applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the year.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

28 | DECEMBER 31, 2010

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Perkins Mid Cap Value Portfolio	0.64

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s Shares increase in value during the

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Notes to Financial Statements (continued)

performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon a Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2010, the Portfolio recorded a Performance Adjustment of $125,466.

Janus Capital has agreed until at least May 1, 2012 to reimburse the Portfolio by the amount, if any, that the Portfolio’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustment of management fees, the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate noted below. If applicable, amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
Portfolio	(May 1, 2010 to Present)	(until May 1, 2010)

Janus Aspen Perkins Mid Cap Value Portfolio	0.86	1.24

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of, certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are

30 | DECEMBER 31, 2010

included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010, Janus Capital assumed $64,973 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $53,833 was paid by the Trust during the fiscal year ended December 31, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Post-	Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$96,731	$–	$(2,825,297)	$–	$103,763	$20,973,422

Janus Aspen Series | 31

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	Accumulated
Portfolio	2017	Capital Losses

Janus Aspen Perkins Mid Cap Value Portfolio	$(2,825,297)	$(2,825,297)

During the fiscal year ended December 31, 2010, the following capital loss carryover was utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Perkins Mid Cap Value Portfolio	$6,982,052

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio	$101,344,970	$22,450,562	$(1,477,140)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$645,110	$–	$–	$–

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Perkins Mid Cap Value Portfolio	$380,203	$2,166,998	$60,584	$–

32 | DECEMBER 31, 2010

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

Janus Aspen Perkins
Mid Cap Value Portfolio

Institutional Shares
2010	0.92%
2009	0.95%
2008	1.30%
2007	0.92%
2006	0.94%

Service Shares
2010	1.27%
2009	1.38%
2008	1.64%
2007	1.26%
2006	1.30%

7.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Perkins Mid Cap Value Portfolio
(all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,093	1,746
Reinvested dividends and distributions	17	56
Shares repurchased	(935)	(860)
Net Increase/(Decrease) in Portfolio Shares	175	942
Shares Outstanding, Beginning of Period	2,269	1,327
Shares Outstanding, End of Period	2,444	2,269
Transactions in Portfolio Shares – Service Shares
Shares sold	1,191	1,428
Reinvested dividends and distributions	26	173
Shares repurchased	(1,630)	(1,246)
Net Increase/(Decrease) in Portfolio Shares	(413)	355
Shares Outstanding, Beginning of Period	5,670	5,315
Shares Outstanding, End of Period	5,257	5,670

8.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Perkins Mid Cap Value Portfolio	$69,285,064	$69,791,516	$–	$–

Janus Aspen Series | 33

Notes to Financial Statements (continued)

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

10.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

11.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

34 | DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Perkins Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Perkins Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2011

Janus Aspen Series | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account

36 | DECEMBER 31, 2010

steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by

Janus Aspen Series | 37

Additional Information (unaudited) (continued)

Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

38 | DECEMBER 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 39

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual

40 | DECEMBER 31, 2010

total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 41

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2010:

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Perkins Mid Cap Value Portfolio	100%

42 | DECEMBER 31, 2010

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 50 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees†

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	50	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	50	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

† William Cvengros joined the Board as a new Trustee effective January 1, 2011.

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John W. McCarter, Jr.* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	50	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	50	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	50**	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	50	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 20 funds. Including Janus Capital Funds Plc and the 50 funds comprising the Janus funds, Mr. Mullen oversees 70 funds.

44 | DECEMBER 31, 2010

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	50	None

Martin H. Waldinger* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	50	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

Janus Aspen Series | 45

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46 | DECEMBER 31, 2010

Notes

Janus Aspen Series | 47

Notes

48 | DECEMBER 31, 2010

Notes

Janus Aspen Series | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-221	109-02-81122 02-11

2010 ANNUAL REPORT

Janus Aspen Series

Janus Aspen Worldwide Portfolio

HIGHLIGHTS

•	Portfolio management perspective
•	Investment strategy behind your portfolio
•	Portfolio performance, characteristics and holdings

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of domicile. However, the Portfolio’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was December 31, 2010. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2010 to December 31, 2010.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series | 1

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Snapshot Janus Aspen Worldwide Portfolio invests globally seeking companies that have a sustainable competitive advantage, high or improving returns on capital and long-term growth.	Brent Lynn portfolio manager

Janus Aspen Worldwide Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 15.83%, 15.52% and 15.56%, respectively, over the 12-month period ended December 31, 2010, while its benchmark, the Morgan Stanley Capital International World Index, returned 11.76%.

Economic Update

My expectations for reasonably strong global economic growth in 2010 turned out to be overly optimistic. In the second half of 2009, U.S. and European economies were showing signs of a significant rebound, driven by central bank easing, fiscal stimulus, and inventory restocking. Momentum slowed, however, in the spring and summer of 2010, particularly in the U.S. I underestimated the difficulty for the U.S. to generate a sustainable recovery in face of housing market weakness, high unemployment, regulatory uncertainty, and limited government capacity to provide additional fiscal stimulus. Although, in recent months, export strength has boosted economic activity in Germany and some Northern European countries, many of the key developed world economies appear weak and fragile. I believe many businesses still have limited visibility into 2011, and the path back to sustained global economic growth remains uncertain.

In contrast to the conditions in developed markets, emerging countries, particularly China, stood out as pillars of strength. Globalization, urbanization and infrastructure development remain powerful structural drivers of growth in emerging economies. The financial systems in China, India, Brazil and other key emerging markets generally suffered minimal damage during the 2008 crisis. In addition, China has significant capacity to use fiscal spending to support its economy in the case of another global downturn.

Sovereign balance sheets, particularly for European countries, became a focus for the markets. Clearly significant risks exist for Greece and other over-leveraged countries and sovereign financing difficulties could impact global markets. Yet I believe that measures taken by Spain, the U.K. and other key European countries to address government finances are important positive steps that will yield long-term benefits. I believe that sovereign balance sheets will remain a critical issue for markets over the medium-term. The U.S. and Japan eventually will be forced to tackle difficult fiscal questions to stabilize their own government finances.

Portfolio Positioning

I took over as interim manager of Janus Aspen Worldwide Portfolio in May, 2010. I have attempted to manage the Portfolio using the same general investment philosophy and risk parameters as the previous manager, Laurent Saltiel. In order to emphasize stock selection, broad constraints exist on country and sector exposure. I am focused on making long-term investments in companies with strong competitive advantages, high returns on capital, high cash flow generation and attractive growth opportunities.

The Portfolio has significant holdings in emerging markets, although total emerging market exposure is internally limited to 20 percent of the portfolio. I expect economic growth in China, India, Brazil and other key emerging markets to significantly outpace the U.S. and Western countries for many years. In an environment of rapidly expanding economies, I believe that emerging markets will offer some of the most exciting opportunities for investment in great growth companies.

In a difficult market environment with considerable economic uncertainty, I attempted to maintain a strong valuation discipline. I cut or sold positions in the Portfolio as they approached our valuation targets, even when underlying fundamentals at the companies remained strong. I also sold some of our smaller positions and reduced the number of holdings in the Portfolio to focus on our highest conviction ideas.

2 | DECEMBER 31, 2010

(unaudited)

Contributors to Performance

In keeping with the Portfolio’s investment approach, stock selection had a much greater impact on performance than geographic or sector weightings. On a geographic basis, holdings in the U.K., Netherlands and Hong Kong were important contributors to performance during the period. Holdings in Japan and Singapore had negative contributions. On a sector basis, our investments in energy companies, and information technology companies were meaningful contributors to performance. Investments in consumer discretionary companies weighed on relative performance.

Currency added marginally to the Portfolio’s absolute performance but was a performance detractor relative to its primary benchmark, the MSCI World Index. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Aggreko PLC, a U.K. based supplier of temporary power generating units, was the largest contributor to performance during the period. Analyst Andy Tam’s superb in-depth research on the company and the temporary power industry gave us the conviction to own a significant position in Aggreko. By far the largest global supplier of temporary power units, Aggreko was able to take advantage of strong demand to diversify beyond Africa into new markets such as Indonesia and Bangladesh.

U.S.-based technology company, Apple Inc., was the second largest contributor to performance during the period. We held a large position in Apple because of analyst Alan Bezoza’s tremendous in-depth research on the company and on the entire mobile device and personal computer universe. During the period, the iPad, the iPhone and international divisions generated extraordinary sales growth for Apple.

Canada-based Potash Corporation of Saskatchewan Inc., the world’s largest fertilizer producer, was the third largest contributor to performance during the period. Analyst Matt Hochstetler’s terrific detailed research on the company and the global fertilizer industry convinced us to hold a large position in Potash Corp. The global leader in potash fertilizer, Potash Corp. benefited from a tighter supply and rising emerging market demand for potash and from a takeout offer from Australian mining conglomerate BHP Billiton, which was later withdrawn.

Detractors from Performance

U.K.-based hedge fund manager Man Group was the largest detractor during the period. Poor performance from Man Group’s largest fund resulted in a decline in assets and performance fees. I sold the position due to concerns about the company’s growth prospects.

Banco Bilbao Vizcaya Argentaria (BBVA) of Spain declined as sovereign debt issues weighed on financials in general. We like BBVA for its conservative management and that the bank has historically generated higher returns on equity than peers. We also appreciate that approximately half of BBVA’s profits come from fast-growing Latin American countries.

Educomp Solutions was the third largest detractor. The Indian education company is transitioning its business model from subscription-based to license-based, which should increase both profits and growth opportunities in our view. We also consider India one of the world’s largest untapped opportunities, given the government is implementing policies that should lead to more schools in the country, which should benefit Educomp.

Investment Strategy and Outlook

During good markets but especially during difficult ones, conviction in our investments is critical. My conviction to buy or to hold positions comes from our team’s tremendous, in-depth fundamental research. Janus’ investment team travels millions of miles every year, meeting with companies and their competitors, suppliers and customers. I believe these meetings help us understand our companies better and lay the foundation for high-conviction investments.

As interim manager of Janus Aspen Worldwide Portfolio, I am working very closely with the investment team to get our best ideas into the portfolio while Janus is undertaking a comprehensive search for a permanent replacement.

Thank you for your investment in Janus Aspen Worldwide Portfolio.

Janus Aspen Series | 3

Janus Aspen Worldwide Portfolio (unaudited)

Janus Aspen Worldwide Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Aggreko PLC	1.63%
Apple, Inc.	1.54%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.24%
Enterprise GP Holdings L.P.	1.15%
ASML Holding N.V.	1.02%

5 Bottom Performers – Holdings

Contribution

Man Group PLC	–0.61%
Banco Bilbao Vizcaya Argentaria S.A.	–0.60%
Educomp Solutions, Ltd.	–0.53%
Raffles Education Corp., Ltd.	–0.38%
VistaPrint N.V. (U.S. Shares)	–0.37%

5 Top Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	4.16%	18.45%	11.89%
Energy	3.21%	8.43%	10.49%
Industrials	2.61%	10.87%	10.95%
Materials	2.12%	9.00%	7.55%
Consumer Discretionary	1.53%	13.40%	9.97%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Utilities	0.05%	0.38%	4.30%
Telecommunication Services	0.13%	1.01%	4.24%
Health Care	1.05%	10.45%	9.79%
Consumer Staples	1.06%	8.56%	10.20%
Financials	1.33%	19.45%	20.62%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4 | DECEMBER 31, 2010

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2010

Total S.A. Oil Companies – Integrated	3.0%
Celgene Corp. Medical – Biomedical and Genetic	2.7%
Bank of America Corp. Diversified Banking Institutions	2.7%
Banco Bilbao Vizcaya Argentaria S.A. Commercial Banks	2.7%
ASML Holding N.V. Semiconductor Equipment	2.7%

13.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2010

Emerging markets comprised 6.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2010

As of December 31, 2009

Janus Aspen Series | 5

Janus Aspen Worldwide Portfolio (unaudited)

Performance

Average Annual Total Return – for the fiscal year ended December 31, 2010					Expense Ratios – per the May 1, 2010 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Portfolio – Institutional Shares	15.83%	2.72%	–0.95%	8.26%	0.63%

Janus Aspen Worldwide Portfolio – Service Shares	15.52%	2.47%	–1.20%	7.97%	0.88%

Janus Aspen Worldwide Portfolio – Service II Shares	15.56%	2.47%	–1.19%	7.97%	0.87%

Morgan Stanley Capital International World IndexSM	11.76%	2.43%	2.31%	6.22%

Lipper Quartile – Institutional Shares	1st	3rd	4th	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	23/135	51/73	40/43	3/10

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

See important disclosures on the next page.

6 | DECEMBER 31, 2010

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2009. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. See the Portfolio’s Prospectus or Statement of Additional Information for more details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than if the underlying securities were held directly by the Portfolio. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gains or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The Portfolio may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Portfolio’s returns and NAV may be subject to volatility.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional Share class only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See Notes to Schedule of Investments for index definitions.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Effective May 7, 2010, Brent Lynn is interim portfolio manager of Janus Aspen Worldwide Portfolio.

Janus Aspen Series | 7

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,221.60	$3.81

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,220.10	$5.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(7/1/10)	(12/31/10)	(7/1/10 - 12/31/10)†

Actual	$1,000.00	$1,220.20	$5.20

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

†	Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares, 0.93% for Service Shares and 0.93% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 | DECEMBER 31, 2010

Janus Aspen Worldwide Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Common Stock – 95.4%
Agricultural Chemicals – 5.0%
198,407	Monsanto Co.	13,817,064
106,995	Mosaic Co.	8,170,138
125,359	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	19,409,334
		41,396,536
Agricultural Operations – 0.6%
6,658,810	Chaoda Modern Agriculture Holdings, Ltd.	4,994,579
Building – Residential and Commercial – 1.6%
19,090	NVR, Inc.*	13,191,572
Cable Television – 1.5%
11,557	Jupiter Telecommunications Co., Ltd.**	12,159,268
Commercial Banks – 6.5%
2,168,451	Banco Bilbao Vizcaya Argentaria S.A.	21,903,253
15,131,191	Lloyds Banking Group PLC*	15,497,276
600,217	Standard Chartered PLC	16,145,077
		53,545,606
Commercial Services – 1.7%
609,561	Aggreko PLC	14,082,581
Commercial Services – Finance – 0.8%
31,020	MasterCard, Inc. – Class A	6,951,892
Computer Aided Design – 0.6%
89,596	ANSYS, Inc.*	4,665,264
Computers – 4.0%
51,920	Apple, Inc.*	16,747,315
274,861	Research In Motion, Ltd. (U.S. Shares)*	15,977,670
		32,724,985
Computers – Peripheral Equipment – 0.6%
240,228	Logitech International S.A.*	4,574,792
Cosmetics and Toiletries – 0.7%
76,830	Colgate-Palmolive Co.	6,174,827
Distribution/Wholesale – 2.6%
3,663,450	Li & Fung, Ltd.	21,256,928
Diversified Banking Institutions – 8.7%
1,644,230	Bank of America Corp.	21,934,028
111,636	Goldman Sachs Group, Inc.**	18,772,710
364,940	JPMorgan Chase & Co.	15,480,755
7,244,288	UniCredit S.P.A.	14,983,175
		71,170,668
Diversified Minerals – 1.1%
192,361	BHP Billiton, Ltd.	8,901,048
Diversified Operations – 1.3%
1,415,065	China Merchants Holdings International Co., Ltd.	5,589,184
597,400	Investimentos Itau S.A.	4,751,555
		10,340,739
Educational Software – 3.9%
475,021	Blackboard, Inc.*	19,618,367
1,039,241	Educomp Solutions, Ltd.	12,360,018
		31,978,385
Electric – Distribution – 0.2%
287,529	Equatorial Energia S.A.	1,975,073
Electronic Connectors – 0.6%
86,050	Amphenol Corp. – Class A	4,541,719
Electronic Measuring Instruments – 1.8%
50,800	Keyence Corp.**	14,719,921
Enterprise Software/Services – 2.5%
160,912	Autonomy Corp. PLC*	3,775,216
359,320	Oracle Corp.	11,246,716
140,318	Temenos Group A.G.*	5,839,703
		20,861,635
Finance – Investment Bankers/Brokers – 2.5%
212,015	Charles Schwab Corp.	3,627,577
2,609,000	Nomura Holdings, Inc.**	16,553,345
		20,180,922
Finance – Mortgage Loan Banker – 0.9%
473,115	Housing Development Finance Corp.	7,707,298
Finance – Other Services – 1.7%
606,740	BM&F Bovespa S.A.	4,800,251
11,745	CME Group, Inc.	3,778,954
680,717	IG Group Holdings PLC	5,411,948
		13,991,153
Food – Wholesale/Distribution – 0.9%
3,160,375	Olam International, Ltd.	7,734,667
Gold Mining – 1.0%
129,331	Newmont Mining Corp.	7,944,803
Hotels and Motels – 0.7%
2,126,000	Shangri-La Asia, Ltd.	5,771,376
Human Resources – 1.4%
1,029,488	Capita Group PLC	11,177,876
Investment Management and Advisory Services – 0.4%
766,199	GP Investments, Ltd. (BDR)*	3,393,325
Life and Health Insurance – 1.1%
832,391	Prudential PLC	8,668,036
Medical – Biomedical and Genetic – 5.8%
103,750	Alexion Pharmaceuticals, Inc.*	8,357,063
380,708	Celgene Corp.*	22,515,071
251,288	Gilead Sciences, Inc.*	9,106,677
210,565	Vertex Pharmaceuticals, Inc.*	7,376,092
		47,354,903
Medical – Generic Drugs – 1.1%
416,578	Mylan, Inc.*	8,802,293
Medical Instruments – 0.9%
178,206	St. Jude Medical, Inc.*	7,618,307
Networking Products – 2.0%
797,570	Cisco Systems, Inc.*	16,134,841
Oil – Field Services – 1.2%
121,540	Schlumberger, Ltd. (U.S. Shares)	10,148,590
Oil Companies – Integrated – 5.5%
397,150	BG Group PLC	8,023,733
121,930	Exxon Mobil Corp.	8,915,522
104,920	Petroleo Brasileiro S.A. (U.S. Shares)	3,585,116
470,987	Total S.A.	24,951,078
		45,475,449
Oil Field Machinery and Equipment – 0.6%
121,210	Dresser-Rand Group, Inc.*	5,162,334

See Notes to Schedule of Investments and Financial Statements

Janus Aspen Series | 9

Janus Aspen Worldwide Portfolio

Schedule of Investments

As of December 31, 2010

Shares or Principal Amount		Value

Pharmacy Services – 1.4%
210,730	Express Scripts, Inc. – Class A*	$11,389,957
Pipelines – 2.0%
430,565	Energy Transfer Equity L.P.	16,822,175
Printing – Commercial – 1.0%
183,120	VistaPrint N.V. (U.S. Shares)*	8,423,520
Real Estate Operating/Development – 1.2%
2,103,565	Hang Lung Properties, Ltd.	9,837,710
Retail – Consumer Electronics – 1.4%
171,660	Yamada Denki Co., Ltd.**	11,716,107
Rubber/Plastic Products – 1.5%
2,647,740	Jain Irrigation Systems, Ltd.	12,448,109
Schools – 1.7%
480,010	Estacio Participacoes S.A.	7,809,273
29,125,075	Raffles Education Corp., Ltd.*	5,788,694
		13,597,967
Semiconductor Equipment – 2.7%
564,545	ASML Holding N.V.	21,798,852
Telephone – Integrated – 1.0%
356,143	Telefonica S.A.	8,072,638
Tobacco – 3.9%
155,745	British American Tobacco PLC	5,981,134
4,701	Japan Tobacco, Inc.**	17,403,604
151,109	Philip Morris International, Inc.	8,844,410
		32,229,148
Toys – 0.4%
11,800	Nintendo Co., Ltd.**	3,464,260
Transportation – Services – 1.1%
48,255	C.H. Robinson Worldwide, Inc.	3,869,568
97,135	Expeditors International of Washington, Inc.	5,303,571
		9,173,139
Web Portals/Internet Service Providers – 1.1%
526,405	Yahoo!, Inc.*	8,754,115
Wireless Equipment – 1.0%
94,988	Crown Castle International Corp.*	4,163,324
108,770	SBA Communications Corp. – Class A*	4,453,044
		8,616,368

Total Common Stock (cost $672,918,542)		783,818,256

Corporate Bond – 1.0%
Enterprise Software/Services – 1.0%
$4,850,000	Autonomy Corp. PLC 3.2500%, 3/4/15 3.2500%, 3/4/15(cost $7,690,088)	8,184,394

Warrant – 1.2%
Diversified Financial Services – 1.2%
651,747	JP Morgan Chase & Co., 10/28/18 (cost $7,006,280)	9,417,744

Money Market – 2.6%
21,766,716	Janus Cash Liquidity Fund LLC, 0% (cost $21,766,716)	21,766,716

Total Investments (total cost $709,381,626) – 100.2%		823,187,110

Liabilities, net of Cash, Receivables and Other Assets **– (0.2)%		(1,463,118)

Net Assets – 100%		$821,723,992

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$8,901,048	1.1%
Bermuda	30,421,629	3.7%
Brazil	22,921,268	2.8%
Canada	35,387,004	4.3%
Cayman Islands	4,994,579	0.6%
France	24,951,078	3.0%
Hong Kong	15,426,894	1.9%
India	32,515,425	4.0%
Italy	14,983,175	1.8%
Japan	76,016,505	9.2%
Netherlands	30,222,372	3.7%
Netherlands Antilles	10,148,590	1.2%
Singapore	13,523,361	1.6%
Spain	29,975,891	3.6%
Switzerland	10,414,495	1.3%
United Kingdom	96,947,271	11.8%
United States††	365,436,525	44.4%

Total	$823,187,110	100.0%

††	Includes Cash Equivalents (41.7% excluding Cash Equivalents).

Forward Currency Contracts, Open

			Unrealized
	Currency	Currency	Appreciation/
Counterparty/Currency Sold and Settlement Date	Units Sold	Value U.S. $	(Depreciation)

Credit Suisse Securities (USA) LLC: Japanese Yen 1/13/11	1,727,000,000	$21,278,795	$(309,589)

HSBC Securities (USA), Inc.: Japanese Yen 1/27/11	1,719,000,000	21,184,511	(770,774)

JP Morgan Chase & Co.: Japanese Yen 1/6/11	2,039,000,000	25,120,481	(57,295)

RBC Capital Markets Corp.: Japanese Yen 2/3/11	69,000,000	850,413	(25,857)

Total		$68,434,200	$(1,163,515)

See Notes to Schedule of Investments and Financial Statements

10 | DECEMBER 31, 2010

Statement of Assets and Liabilities

Janus Aspen
As of December 31, 2010	Worldwide
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$709,382
Unaffiliated investments at value	$801,420
Affiliated investments at value	21,767
Cash	20
Receivables:
Portfolio shares sold	250
Dividends	300
Foreign dividend tax reclaim	27
Interest	79
Non-interested Trustees’ deferred compensation	23
Other assets	23
Total Assets	823,909
Liabilities:
Payables:
Portfolio shares repurchased	331
Dividends	–
Advisory fees	466
Distribution fees and shareholder servicing fees	36
Non-interested Trustees’ fees and expenses	6
Non-interested Trustees’ deferred compensation fees	23
Accrued expenses and other payables	159
Forward currency contracts	1,164
Total Liabilities	2,185
Net Assets	$821,724
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,257,279
Undistributed net investment income*	412
Undistributed net realized loss from investment and foreign currency transactions*	(548,618)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	112,651
Total Net Assets	$821,724
Net Assets - Institutional Shares	$648,827
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	21,533
Net Asset Value Per Share	$30.13
Net Assets - Service Shares	$172,885
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,801
Net Asset Value Per Share	$29.80
Net Assets - Service II Shares	$12
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	384
Net Asset Value Per Share	$29.89

*	See Note 5 in Notes to Financial Statements.
**	Shares outstanding are not in thousands.

See Notes to Financial Statements.

Janus Aspen Series | 11

Statement of Operations

Janus Aspen
For the fiscal year ended December 31, 2010	Worldwide
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$293
Dividends	10,814
Dividends from affiliates	53
Foreign tax withheld	(225)
Total Investment Income	10,935
Expenses:
Advisory fees	4,606
Shareholder reports expense	75
Transfer agent fees and expenses	1
Registration fees	33
Custodian fees	163
Professional fees	83
Non-interested Trustees’ fees and expenses	29
Distribution fees and shareholder servicing fees - Service Shares	379
Distribution fees and shareholder servicing fees - Service II Shares	–
Other expenses	45
Non-recurring costs (Note 4)	3
Costs assumed by Janus Capital Management LLC (Note 4)	(3)
Total Expenses	5,414
Expense and Fee Offset	(1)
Net Expenses	5,413
Net Investment Income	5,522
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	135,076
Net realized loss from options contracts	(427)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(26,510)
Net Gain/(Loss) on Investments	108,139
Net Increase in Net Assets Resulting from Operations	$113,661

See Notes to Financial Statements.

12 | DECEMBER 31, 2010

Statements of Changes in Net Assets

	Janus Aspen
	Worldwide
For the fiscal years ended December 31	Portfolio
(all numbers in thousands)	2010	2009

Operations:
Net investment income	$5,522	$8,743
Net realized gain/(loss) from investment and foreign currency transactions	135,076	(263,063)
Net realized gain/(loss) from options contracts	(427)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(26,510)	472,112
Net Increase in Net Assets Resulting from Operations	113,661	217,792
Dividends and Distributions to Shareholders:
Net Investment Income*
Institutional Shares	(3,797)	(7,919)
Service Shares	(744)	(1,484)
Service II Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(4,541)	(9,403)
Capital Share Transactions:
Shares Sold
Institutional Shares	16,639	19,864
Service Shares	32,974	32,824
Service II Shares	–	–
Reinvested Dividends and Distributions
Institutional Shares	3,797	7,919
Service Shares	744	1,484
Service II Shares	–	–
Shares Repurchased
Institutional Shares	(99,156)	(83,157)
Service Shares	(26,634)	(22,084)
Service II Shares	–	–
Net Decrease from Capital Share Transactions	(71,636)	(43,150)
Net Increase in Net Assets	37,484	165,239
Net Assets:
Beginning of period	784,240	619,001
End of period	$821,724	$784,240

Undistributed Net Investment Income*	$412	$272

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 13

Financial Highlights

Institutional Shares

	Janus Aspen Worldwide Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$26.18	$19.27	$35.35	$32.48	$27.96
Income from Investment Operations:
Net investment income	.20	.29	.37	.27	.54
Net gain/(loss) on investments (both realized and unrealized)	3.92	6.94	(16.11)	2.87	4.50
Total from Investment Operations	4.12	7.23	(15.74)	3.14	5.04
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.32)	(.34)	(.27)	(.52)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions and Other	(.17)	(.32)	(.34)	(.27)	(.52)
Net Asset Value, End of Period	$30.13	$26.18	$19.27	$35.35	$32.48
Total Return	15.83%	37.70%	(44.69)%	9.66%	18.24%
Net Assets, End of Period (in thousands)	$648,827	$639,936	$522,295	$1,119,569	$1,208,155
Average Net Assets for the Period (in thousands)	$623,284	$558,029	$826,712	$1,207,006	$1,271,755
Ratio of Gross Expenses to Average Net Assets	0.65%	0.63%	0.53%	0.67%	0.61%
Ratio of Net Expenses to Average Net Assets	0.65%	0.63%	0.53%	0.67%	0.61%
Ratio of Net Investment Income to Average Net Assets	0.76%	1.35%	1.26%	0.70%	1.59%
Portfolio Turnover Rate	86%	206%	14%	26%	46%

Service Shares
	Janus Aspen Worldwide Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$25.93	$19.10	$35.05	$32.22	$27.76
Income from Investment Operations:
Net investment income	.12	.24	.21	.16	.36
Net gain/(loss) on investments (both realized and unrealized)	3.88	6.87	(15.87)	2.87	4.58
Total from Investment Operations	4.00	7.11	(15.66)	3.03	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.28)	(.29)	(.20)	(.48)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions and Other	(.13)	(.28)	(.29)	(.20)	(.48)
Net Asset Value, End of Period	$29.80	$25.93	$19.10	$35.05	$32.22
Total Return	15.52%	37.40%	(44.84)%	9.39%	17.97%
Net Assets, End of Period (in thousands)	$172,885	$144,294	$96,699	$227,723	$209,951
Average Net Assets for the Period (in thousands)	$151,800	$114,103	$159,561	$230,284	$195,343
Ratio of Gross Expenses to Average Net Assets	0.90%	0.88%	0.78%	0.92%	0.86%
Ratio of Net Expenses to Average Net Assets	0.90%	0.88%	0.78%	0.92%	0.86%
Ratio of Net Investment Income to Average Net Assets	0.50%	1.08%	1.01%	0.46%	1.29%
Portfolio Turnover Rate	86%	206%	14%	26%	46%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

14 | DECEMBER 31, 2010

Service II Shares

	Janus Aspen Worldwide Portfolio
For a share outstanding during each fiscal year ended December 31	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$26.00	$19.15	$35.14	$32.30	$27.85
Income from Investment Operations:
Net investment income	.11	.22	.28	.16	.36
Net gain/(loss) on investments (both realized and unrealized)	3.91	6.91	(15.98)	2.88	4.58
Total from Investment Operations	4.02	7.13	(15.70)	3.04	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	(.28)	(.29)	(.20)	(.49)
Distributions (from capital gains)*	–	–	–	–	–
Redemption fees	–	–	–	–	–
Total Distributions and Other	(.13)	(.28)	(.29)	(.20)	(.49)
Net Asset Value, End of Period	$29.89	$26.00	$19.15	$35.14	$32.30
Total Return	15.56%	37.40%	(44.82)%	9.40%	17.92%
Net Assets, End of Period (in thousands)	$12	$10	$7	$13	$12
Average Net Assets for the Period (in thousands)	$10	$8	$10	$13	$11
Ratio of Gross Expenses to Average Net Assets	0.89%	0.87%	0.75%	0.92%	0.86%
Ratio of Net Expenses to Average Net Assets	0.89%	0.87%	0.75%	0.92%	0.86%
Ratio of Net Investment Income to Average Net Assets	0.52%	1.10%	1.04%	0.45%	1.26%
Portfolio Turnover Rate	86%	206%	14%	26%	46%

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series | 15

Notes to Schedule of Investments

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

BDR	Brazilian Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2010. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2010)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Portfolio
Common Stock
Investment Management and Advisory Services	$–	$3,393,325	$–
Oil Companies – Integrated	41,890,333	3,585,116	–
All Other	734,949,482	–	–

Corporate Bond	–	8,184,394	–

Warrant	–	9,417,744	–

Money Market	–	21,766,716	–

Total Investments in Securities	$776,839,815	$46,347,295	$–

Other Financial Instruments(a)	$–	$(1,163,515)	$–

(a)	Other financial instruments include futures, forward currency, written options, and swap contracts. Forward currency contracts and swap contracts are reported at their appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of December 31, 2010 is noted below.

Portfolio	Aggregate Value

Janus Aspen Worldwide Portfolio	$84,424,505

16 | DECEMBER 31, 2010

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Worldwide Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes ten Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in common stocks. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares and Service II Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee of 1% may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares on December 31, 2001.

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter (“OTC”) markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Aspen Series | 17

Notes to Financial Statements (continued)

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Portfolio adopted the provisions of “Income Taxes.” These provisions require an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits in income tax expense on the Statement of Operations.

These provisions require management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended December 31, 2010, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with FASB guidance, the Portfolio utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Portfolio’s investments

18 | DECEMBER 31, 2010

defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2010 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Notes to Schedule of Investments. Management believes applying this guidance does not have a material impact on the financial statements.

The Portfolio adopted FASB Accounting Standards Update “Fair Value Measurements and Disclosures” (the “Update”). This Update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 and Level 3 categories listed above.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the year.

	Transfers In	Transfers Out
	Level 1 to	Level 2 to
Portfolio	Level 2	Level 1

Janus Aspen Worldwide Portfolio	$–	$239,031,984

Financial assets were transferred from Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the beginning of the fiscal

Janus Aspen Series | 19

Notes to Financial Statements (continued)

year and no factor was applied at the end of the fiscal year.

The Portfolio recognizes transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. A summary of derivative activity is reflected in the tables at the end of this section, if applicable.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives are generally subject to equity risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of their investment objectives, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount

20 | DECEMBER 31, 2010

invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the equity risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian or with the counterparty broker.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an

Janus Aspen Series | 21

Notes to Financial Statements (continued)

investment. The Portfolio is subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in long-term equity anticipation securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings of the Portfolio designated to cover outstanding written options are noted on the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the fiscal year ended December 31, 2010 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Worldwide Portfolio	$(426,543)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

22 | DECEMBER 31, 2010

Written option activity for the fiscal year ended December 31, 2010 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Worldwide Portfolio
Options outstanding at December 31, 2009	–	$–
Options written	15,576	1,441,110
Options closed	(15,576)	(1,441,110)
Options expired	–	–
Options exercised	–	–

Options outstanding at December 31, 2010	–	$–

Other Options
In addition to the option strategies described above, the Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets, others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. The Portfolio may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of the Portfolio’s net assets, when combined with all other illiquid investments of the Portfolio. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.

The Portfolio may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options or other spread options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts of the Portfolio are reported as an asset or liability on the Statement of Assets and Liabilities (if applicable). Realized gains and losses of the Portfolio are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), dividend, equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer (undiscounted), is the notional value of the agreement. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. The Portfolio is normally only permitted to take long positions in CDXs.

Janus Aspen Series | 23

Notes to Financial Statements (continued)

Dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Portfolio gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Portfolio took a long position on a dividend index swap, the Portfolio would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

In accordance with FASB guidance, the Portfolio adopted the provisions for “Derivatives and Hedging,” which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2010.

Fair Value of Derivative Instruments as of December 31, 2010

Derivatives not accounted for as	Asset Derivatives		Liability Derivatives
hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts			Forward currency contracts	$1,163,515

Total				$1,163,515

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the fiscal year ended December 31, 2010.

The effect of Derivative Instruments on the Statement of Operations for the fiscal year ended December 31, 2010

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(426,543)	$–	$(426,543)

Foreign Exchange Contracts	–	–	–	(1,820,605)	(1,820,605)

Total	$–	$–	$(426,543)	$(1,820,605)	$(2,247,148)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward
				Currency
Derivatives not accounted for as hedging instruments	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(1,163,515)	$(1,163,515)

Total	$–	$–	$–	$(1,163,515)	$(1,163,515)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

24 | DECEMBER 31, 2010

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in both domestic and international equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. These events and the resulting market upheavals may have an adverse effect on the Portfolio, such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Further, the recent instability experienced in the financial markets has resulted in the U.S. Government and various other governmental and regulatory entities taking actions to address the financial crisis. These actions include, but are not limited to, the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 which is expected to dramatically change the way in which the U.S. financial system is supervised and regulated. More specifically, the Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. Given the broad scope, sweeping nature, and the fact that many provisions of the Dodd-Frank Act must be implemented through future rulemaking, the ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain. As a result, there can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Portfolio, including potentially limiting or completely restricting the ability of the Portfolio to use a particular investment instrument as part of its investment strategy, increasing the costs of using these instruments, or possibly making them less effective in general. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory entity (or other authority or regulatory entity) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded on the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus

Janus Aspen Series | 25

Notes to Financial Statements (continued)

applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
As permitted by the Securities and Exchange Commission (“SEC”), or the 1940 Act and rules promulgated thereunder, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. The Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When the Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

The borrower pays fees at the Portfolio’s direction to Deutsche Bank AG (the “Lending Agent”). The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed on the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Portfolio did not have any securities on loan during the year.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

26 | DECEMBER 31, 2010

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short positions (through short sales of stocks, structured products, futures, swaps, and uncovered written calls). The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory “base” fee rate prior to any performance adjustment (expressed as an annual rate).

Base Fee
Rate (%)
Portfolio	(annual rate)

Janus Aspen Worldwide Portfolio	0.60

For the Portfolio, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Portfolio	MSCI World IndexSM

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Portfolio’s Base Fee Rate applies for the initial 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the

Janus Aspen Series | 27

Notes to Financial Statements (continued)

Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Portfolio.

The application of an expense limit, if any, will have a positive effect upon a Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectuses and statements of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the fiscal year ended December 31, 2010, the Portfolio recorded a Performance Adjustment of $(44,555).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Portfolio. If any of a Portfolio’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded for the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of December 31, 2010 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the fiscal year ended December 31, 2010 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the fiscal year ended December 31, 2010.

28 | DECEMBER 31, 2010

For the fiscal year ended December 31, 2010, Janus Capital assumed $64,973 of legal, consulting and Trustee costs and fees incurred by the portfolios in the Trust and Janus Investment Fund together with the Trust (the “Funds”), in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Unless noted otherwise in the financial highlights, the effect of these non-recurring costs assumed by Janus Capital are included in the ratio of gross expenses to average net assets and were less than 0.01%. No fees were allocated to the Funds that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. The Portfolio reimburses Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff of the Trust. Total compensation of $53,833 was paid by the Trust during the fiscal year ended December 31, 2010. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the fiscal year ended December 31, 2010.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Operations (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Operations (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Portfolio’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Portfolio to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the fiscal year ended December 31, 2010, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 12/31/10

Janus Aspen Worldwide Portfolio
Janus Cash Liquidity Fund LLC	$303,283,569	$(282,692,853)	$52,945	$21,766,716

5.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences may consist of deferred compensation, derivatives and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Aspen Series | 29

Notes to Financial Statements (continued)

	Undistributed	Undistributed			Other Book	Net Tax
	Ordinary	Long-Term	Accumulated	Post-October	to Tax	Appreciation/
Portfolio	Income	Gains	Capital Losses	Deferral	Differences	(Depreciation)

Janus Aspen Worldwide Portfolio	$490,685	$–	$(547,558,112)	$–	$(13,997)	$111,526,871

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2010, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2010

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2011	2016	2017	Capital Losses

Janus Aspen Worldwide Portfolio	$(253,061,503)	$(4,371,577)	$(290,125,032)	$(547,558,112)

During the fiscal year ended December 31, 2010, the following capital loss carryover was utilized by the Portfolio:

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Worldwide Portfolio	$134,780,539

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2010 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)

Janus Aspen Worldwide Portfolio	$711,660,239	$140,773,150	$(29,246,279)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2010

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Portfolio	$4,541,225	$–	$–	$–

For the fiscal year ended December 31, 2009

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Portfolio	Income	Capital Gains	Capital	Loss

Janus Aspen Worldwide Portfolio	$9,402,890	$–	$–	$–

30 | DECEMBER 31, 2010

6.	Capital Share Transactions

For each fiscal year ended December 31	Janus Aspen Worldwide Portfolio
(all numbers in thousands)	2010	2009

Transactions in Portfolio Shares – Institutional Shares
Shares sold	611	904
Reinvested dividends and distributions	147	338
Shares repurchased	(3,664)	(3,905)
Net Increase/(Decrease) in Portfolio Shares	(2,906)	(2,663)
Shares Outstanding, Beginning of Period	24,439	27,102
Shares Outstanding, End of Period	21,533	24,439
Transactions in Portfolio Shares – Service Shares
Shares sold	1,209	1,472
Reinvested dividends and distributions	29	64
Shares repurchased	(1,002)	(1,032)
Net Increase/(Decrease) in Portfolio Shares	236	504
Shares Outstanding, Beginning of Period	5,565	5,061
Shares Outstanding, End of Period	5,801	5,565
Transactions in Portfolio Shares – Service II Shares(1)
Shares sold	–	–
Reinvested dividends and distributions	2	5
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	2	5
Shares Outstanding, Beginning of Period	382	377
Shares Outstanding, End of Period	384	382
(1) Transactions in Portfolio Shares – Service II Shares are not in thousands.

7.	Purchases and Sales of Investment Securities

For the fiscal year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and short-term options contracts) was as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Worldwide Portfolio	$643,987,237	$735,905,958	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought in several state and federal jurisdictions against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On

Janus Aspen Series | 31

Notes to Financial Statements (continued)

September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).

In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit (“Fourth Circuit”). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the trial court for further proceedings. In June 2010, the United States Supreme Court agreed to review the Fourth Circuit’s decision. As a result of these developments at the Supreme Court, the trial court has stayed all further proceedings until the Supreme Court rules on the matter. In the Steinberg case (action (ii) above), the trial court entered an order on January 20, 2010, granting Janus Capital’s Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, in February 2010, Plaintiffs appealed the trial court’s decision with the Fourth Circuit.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

9.	New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update, “Improving Disclosures About Fair Value Measurements.” The Accounting Standards Update requires disclosures about purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this Accounting Standards Update will have on the Portfolio’s financial statement disclosures.

10.	Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2010 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

32 | DECEMBER 31, 2010

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Worldwide Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Worldwide Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the “Portfolio”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

Denver, Colorado
February 16, 2011

Janus Aspen Series | 33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreement for the Portfolio that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the subadviser in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 3, 2010, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadviser and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and the subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for the subadvised Portfolio, for the period from February 1, 2011 through February 1, 2012, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadviser to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and the subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account

34 | DECEMBER 31, 2010

steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and the subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and the subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to non-affiliated funds subadvised by Janus Capital (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and the subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadviser of the subadvised Portfolio, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by

Janus Aspen Series | 35

Additional Information (unaudited) (continued)

Janus Capital and the subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although many Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the actual management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, including research and analysis conduct by the Trustees’ Independent Fee Consultant, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, the Trustees, each of whom is an Independent Trustee, concluded at their December 3, 2010 meeting that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders.

36 | DECEMBER 31, 2010

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the prior fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate the Portfolio to sell or purchase an underlying security at a fixed price,

Janus Aspen Series | 37

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses),

38 | DECEMBER 31, 2010

realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series | 39

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2010:

Foreign Taxes Paid and Foreign Source Income

Portfolio	Foreign Taxes Paid	Foreign Source Income

Janus Aspen Worldwide Portfolio	$221,363	$7,412,008

Dividends Received Deduction Percentage

Portfolio

Janus Aspen Worldwide Portfolio	57%

40 | DECEMBER 31, 2010

Trustees and Officers (unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Portfolio’s Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Investment Fund. Collectively, these two registered investment companies consist of 50 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer, as authorized by the Trustees.

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

Independent Trustees†

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	50	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 4 funds) and the F.B. Heron Foundation (a private grantmaking foundation).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	11/05-Present	General partner of Crosslink Capital, a private investment firm (since 2008). Formerly, partner of Tango Group, a private investment firm (1999-2008).	50	Formerly, Director of Envysion, Inc. (internet technology), Lijit Networks, Inc. (internet technology), LogRhythm Inc. (software solutions), IZZE Beverages, Ancestry.com, Inc. (genealogical research website), and Trustee and Chairman of RS Investment Trust.

† William Cvengros joined the Board as a new Trustee effective January 1, 2011.

Janus Aspen Series | 41

Trustees and Officers (unaudited) (continued)

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

John W. McCarter, Jr.* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	6/02-Present	President, Trustee Emeritus, and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL) (since 1996).	50	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of W.W. Grainger, Inc. (industrial distributor); Trustee of WTTW (Chicago public television station) and the University of Chicago; Regent, Smithsonian Institution; and Governor, Argonne National Laboratory.

John P. McGonigle 151 Detroit Street Denver, CO 80206 DOB: 1955	Trustee	6/10-Present	Formerly, Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (1989-2006).	50	Independent Trustee of PayPal Funds (a money market fund) (since 2008). Formerly, Director of Charles Schwab International Holdings (a brokerage service division for joint ventures outside the U.S.) (1999-2006).

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	50**	Director of Janus Capital Funds Plc (Dublin-based, non-U.S. funds). Formerly, Chairman of the Board (2005-2010) and Director (2002-2010) of Red Robin Gourmet Burgers, Inc. (RRGB).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, LP (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	50	Director of Red Robin Gourmet Burgers, Inc. (RRGB).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

** Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 20 funds. Including Janus Capital Funds Plc and the 50 funds comprising the Janus funds, Mr. Mullen oversees 70 funds.

42 | DECEMBER 31, 2010

				Number of
				Portfolios/Funds in	Other Directorships
				Fund Complex	Held by Trustee
	Positions Held	Length of	Principal Occupations	Overseen	During the Past
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	by Trustee	Five Years

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments -HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products).	50	None

Martin H. Waldinger* 151 Detroit Street Denver, CO 80206 DOB: 1938	Trustee	9/93-Present	Private investor and Consultant to California Planned Unit Developments (since 1994). Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	50	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	50	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children’s Memorial Hospital (Chicago, IL), Chicago Council on Global Affairs, and InnerWorkings (U.S. provider of print procurement solutions).

* Messrs. McCarter and Waldinger retired effective December 31, 2010.

Janus Aspen Series | 43

Trustees and Officers (unaudited) (continued)

OFFICERS

		Term of Office*and	Principal Occupations
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	During the Past Five Years

Brent A. Lynn 151 Detroit Street Denver, CO 80206 DOB: 1964	Interim Executive Vice President and Portfolio Manager Janus Aspen Worldwide Portfolio	5/10-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Robin C. Beery 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-Present	Executive Vice President and Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC; Director of The Janus Foundation; Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); President of The Janus Foundation (2002-2007); and President of Janus Services LLC (2004-2006).

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital, and Vice President and Assistant Secretary of Janus Distributors LLC. Formerly, Assistant Vice President of Janus Capital and Janus Distributors LLC (2006).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; and Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC. Formerly, Chief Compliance Officer of Bay Isle Financial
LLC (2003-2008).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44 | DECEMBER 31, 2010

Notes

Janus Aspen Series | 45

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Risk Managed
Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

For more information about our funds, contact your investment professional or go to janus.com/variable-insurance.

Please consider the charges, risks, expenses and investment objectives carefully before investing or recommending to clients for investment. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/variable-insurance. Read it carefully before you invest or send money.

Janus Distributors LLC 151 Detroit Street, Denver, CO 80206 (02/11)

Investment products offered are:  NOT FDIC-INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

C-0111-221	109-02-81112 02-11

Item 2 — Code of Ethics
As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.
Item 3 — Audit Committee Financial Expert
Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen who are all “independent” under the standards set forth in Item 3 to Form N-CSR.
Item 4 — Principal Accountant Fees and Services
The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund
Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund
2010	$307,355	$0	$58,596	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2009	$492,250	$0	$87,050	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, tax advice, and corporate actions review.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers
The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
December 31	Service Providers	Service Providers	Providers
2010	$26,700	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2009	$413,937	$0	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%
The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review and internal control examination.

Non-Audit Services
The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
	Non-Audit Fees	financial reporting of	Service Providers
Fiscal Year Ended	Billed to the Fund	the Fund)	(all other engagements)	Total of
December 31	(A)	(B)	(C)	(A), (B) and (C)1
2010	$0	$0	$0	$0
2009	$0	$0	$0	$0
1.	The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies
The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.
Item 5 — Audit Committee of Listed Registrants
Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan or Iran in accordance with Section 13(c) of the Investment Company Act of 1940.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies
(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive
Officer of Janus Aspen Series
(Principal Executive Officer)

Date:	February 28, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive
Officer of Janus Aspen Series
(Principal Executive Officer)

Date:	February 28, 2011

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer,
Treasurer and Principal Accounting Officer of
Janus Aspen Series (Principal Accounting
Officer and Principal Financial Officer)

Date:	February 28, 2011